SUBJECT TO REVISION
COMPUTATIONAL MATERIALS

--------------------------------------------------------------------------------

                             PRELIMINARY TERM SHEET

                                 August 3, 2005

                           $[1,701,221,000] (+/- 10%)
                                  (Approximate)

                 LONG BEACH MORTGAGE LOAN TRUST, SERIES 2005-WL2
 CLASSES I-A2, III-A1, III-A1A, III-A2, III-A3, III-A4, M-1, M-2, M-3, M-4, M-5,
                           M-6, M-7, M-8, M-9 AND M-10

                 LONG BEACH MORTGAGE LOAN TRUST, SERIES 2005-WL2
                                     Issuer

                           LONG BEACH SECURITIES CORP.
                                    Depositor

                               Long Beach Mortgage
                              Specialty Home Loans
                                   ----------
                            [Washington Mutual LOGO]

                           LONG BEACH MORTGAGE COMPANY

                  Mortgage Originator, Seller & Master Servicer

                             **Subject to Revision**

                                 CREDIT | FIRST
                                 SUISSE | BOSTON

Disclaimer

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The
Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates.
The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the
"Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB Trading Desk at
(212) 325-8549 or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

                                                                               2

Structure Summary

Certificates Offered Hereby:

----------------------------------------------------------------------------------------------------------------------
                                                                                           Expected
                                                                              Expected       First         Expected
                       Approx.                               Expected            WAL       Principal    Last Principal
      Class         Principal ($)      Tranche Type      Ratings S/F/M/(1)    (YRS)(2)   Pay Month(2)    Pay Month(2)
----------------------------------------------------------------------------------------------------------------------
I-A2 (3)            71,121,000.00      Senior / FLT      [AAA / AAA / Aaa]      2.02           1              70
III-A1 (4)(5)(6)       325,152,000     Senior / FLT      [AAA / AAA / Aaa]      1.97           1              70
III-A1A                 48,586,000     Senior / FLT      [AAA / AAA / Aaa]      1.97           1              70
III-A2 (3)          403,289,000.00     Senior / FLT      [AAA / AAA / Aaa]      1.00           1              22
III-A3 (3)          304,823,000.00     Senior / FLT      [AAA / AAA / Aaa]      2.89          22              70
III-A4 (3)           27,935,000.00     Senior / FLT      [AAA / AAA / Aaa]      5.82          70              70
M-1 (3)             145,688,000.00   Mezzanine / FLT     [AA+ / AA+ / Aa1]      4.64          46              70
M-2 (3)              84,638,000.00   Mezzanine / FLT      [AA / AA / Aa2]       4.40          44              70
M-3 (3)              55,500,000.00   Mezzanine / FLT     [AA- / AA / Aa3]       4.32          42              70
M-4 (3)              41,625,000.00   Mezzanine / FLT      [A+ / A+ / A1]        4.27          41              70
M-5 (3)              41,625,000.00   Mezzanine / FLT       [A+ / A / A2]        4.24          40              70
M-6 (3)              37,463,000.00   Mezzanine / FLT       [A / A / A3]         4.21          40              70
M-7 (3)              34,688,000.00   Mezzanine / FLT    [BBB+ / A- / Baa1]      4.18          39              70
M-8 (3)              29,138,000.00   Mezzanine / FLT   [BBB+ / BBB+ / Baa2]     4.17          39              70
M-9 (3)              27,750,000.00   Mezzanine / FLT    [BBB / BBB / Baa3]      4.14          38              70
M-10 (3)             22,200,000.00   Mezzanine / FLT    [BBB- / BBB- / Ba1]     4.14          38              70
----------------------------------------------------------------------------------------------------------------------
   Total           [1,701,221,000]
----------------------------------------------------------------------------------------------------------------------

Certificates Non-Offered Hereby:

------------------------------------------------------------------------------------------------------------
                                                                                 Expected
                                                                    Expected       First         Expected
                Approx.                              Expected          WAL       Principal    Last Principal
  Class      Principal ($)      Tranche Type     Ratings S/F/M(1)   (YRS)(2)   Pay Month(2)    Pay Month(2)
------------------------------------------------------------------------------------------------------------
I-A1 (3)     284,484,000.00     Senior / FLT    [AAA / AAA / Aaa]     2.02            1             70
II-A1 (3)    547,078,000.00     Senior / FLT    [AAA / AAA / Aaa]     2.02            1             70
II-A2 (3)    136,770,000.00     Senior / FLT    [AAA / AAA / Aaa]     2.02            1             70
B-1 (3)       27,750,000.00   Mezzanine / FLT   [BB+ / BB+ / Ba2]     4.13           37             70
B-2 (3)       29,138,000.00   Mezzanine / FLT    [BB+ / BB / NR]      4.04           37             70
B-3 (3)       26,363,000.00   Mezzanine / FLT    [BB / NR / NR]       3.60           37             60
------------------------------------------------------------------------------------------------------------
   Total     [1,051,583,000]
------------------------------------------------------------------------------------------------------------

(1)  Standard & Poor's, Fitch and Moody's.

(2)  To 10% optional clean-up call at the Pricing Speed.

(3)  The Certificates will accrue interest at a rate based on LIBOR plus a margin, subject to the related Available Funds Cap. The margin on the Class
     A Certificates will double and the margin on the Class M and Class B
     Certificates will increase by 1.5x after the first Distribution Date on which the optional clean-up call is exercisable.

(4)  The Class III-A1 Certificates will accrue interest at a rate of 1 month
     LIBOR plus a margin, provided however, if a swap default has occurred and is continuing, the Class III-A1 Certificates will be subject, to the related Available Funds Cap. After the first Distribution Date on which the optional clean-up call is exercisable, the margin on the Class III-A1
     Certificates will double.

(5)  The Trust will contain a swap to ensure payments of current 1 month LIBOR plus the related margin without any Available Funds Cap.

(6)  This class may also have the benefit of a U.S. Dollar / Euro swap agreement.

                                                                               3

Summary of Terms

Cut-off Date:                    [August 1, 2005]

Expected Pricing:                On or about [August 5, 2005]

Mortgage Originator:             Long Beach Mortgage Company

Issuer:                          Long Beach Mortgage Loan Trust, Series 2005-WL2

Depositor:                       Long Beach Securities Corp.

Seller:                          Long Beach Mortgage Company

Expected Settlement:             On or about August 30, 2005 (the "Closing
                                 Date")

Final Scheduled Distribution     July 25, 2035
Date:

Master Servicer:                 Long Beach Mortgage Company

Sub-Servicer:                    Washington Mutual Bank

Trustee:                         Deutsche Bank National Trust Company

Swap Counterparty:               Credit Suisse First Boston International
                                 (CSFBi)

Swap Counterparty Rating:            Credit Suisse First Boston International
                                              (CSFBi) Credit Ratings
                                 ------------------------------------------------
                                   Rating     Standard & Poor's   Fitch   Moody's
                                 ------------------------------------------------
                                 Short-Term         [A-1]         [F1+]    [P-1]
                                 ------------------------------------------------
                                  Long-Term          [A+]         [AA-]    [Aa3]
                                 ------------------------------------------------

Cap/Currency Swap                Credit Suisse First Boston International
Counterparty:                    (CSFBi)

Cap/Currency Swap Counterparty   See above
Rating:

Lead Underwriters:               Credit Suisse First Boston LLC and WAMU Capital Corp.

Record Date:                     With respect to any Distribution Date, for the
                                 Certificates, will be the business day
                                 immediately preceding the Distribution Date
                                 while such Certificates are maintained in
                                 book-entry form.

Distribution Date:               The 25th day of each month (or if such 25th day
                                 is not a business day, the next succeeding
                                 business day) commencing on September 25, 2005.

Interest Accrual:                Interest on the Certificates will accrue for
                                 each period beginning on the prior Distribution
                                 Date and ending the day preceding the current
                                 Distribution Date; or in the case of the first
                                 accrual period from the Closing Date to the day
                                 preceding the first Distribution Date. Interest
                                 will be paid on the basis of the actual number
                                 of days during the accrual period, with a
                                 360-day year.

                                                                               4

ERISA:                           All of the Offered Certificates, other than the
                                 Class III-A1 Certificates, are expected to be
                                 ERISA eligible. Other classes may not be ERISA
                                 eligible.

SMMEA:                           The Class A Certificates, Class M-1
                                 Certificate, Class M-2 Certificates and Class
                                 M-3 Certificates are expected to be SMMEA
                                 eligible. No other class of Offered
                                 Certificates are expected to be SMMEA eligible.

Tax Status:                      Multiple REMICs for federal income tax
                                 purposes.

Servicing Fee:                   The servicing fee of 0.50% per annum will be
                                 paid before current interest on all
                                 Certificates.

Loan Performance Advisor:        [TBD]

Loan Performance Advisor Fee:    [The Loan Performance Advisor Fee will not
                                 exceed 0.015% per annum ("LPA Fee") and will be
                                 paid before current interest on all
                                 Certificates, if applicable.]

Trustee Fee:                     Compensation to the Trustee will consist of
                                 interest earned on amounts in the distribution
                                 account prior to any Distribution Date.

Optional Redemption:             The Master Servicer has the right to exercise
                                 the optional clean-up call on the Distribution
                                 Date following the date on which the aggregate
                                 principal balance of the mortgage loans is less
                                 than 10% of the aggregate principal balance of
                                 the mortgage loans as of the Cut-off Date.

                                                                               5

Certificate Rating:              It is a condition to the issuance of the
                                 Certificates that they receive the following
                                 ratings:

                                 Class / Rating Agency   S&P   Fitch   Moody's
                                 ---------------------   ---   -----   -------
                                         [I-A1           AAA    AAA      Aaa
                                          I-A2           AAA    AAA      Aaa
                                         II-A1           AAA    AAA      Aaa
                                         II-A2           AAA    AAA      Aaa
                                         III-A1          AAA    AAA      Aaa
                                        III-A1A          AAA    AAA      Aaa
                                         III-A2          AAA    AAA      Aaa
                                         III-A3          AAA    AAA      Aaa
                                         III-A4          AAA    AAA      Aaa
                                          M-1            AA+    AA+      Aa1
                                          M-2             AA     AA      Aa2
                                          M-3            AA-     AA      Aa3
                                          M-4             A+     A+      A1
                                          M-5             A+     A       A2
                                          M-6             A      A       A3
                                          M-7            BBB+    A-      Baa1
                                          M-8            BBB+   BBB+     Baa2
                                          M-9            BBB    BBB      Baa3
                                          M-10           BBB-   BBB-     Ba1
                                          B-1            BB+    BB+      Ba2
                                          B-2            BB+     BB       NR
                                          B-3             BB     NR      NR]

Registration:                    Book-entry form through DTC, Clearstream and
                                 Euroclear.

Listing:                         Application will be made to list the Class
                                 III-A1 Certificates on the Irish Stock
                                 Exchange.

                                                                               6

P&I Advances:                    Unless the Servicer determines that any
                                 proposed advance is not recoverable from future
                                 payments or collections on the related mortgage
                                 loan, the Servicer will be required to advance
                                 scheduled payments of principal and interest on
                                 such mortgage loan if such scheduled payment is
                                 not received.

Compliance:                      The Seller will represent that at origination
                                 each mortgage loan complied with all applicable
                                 federal and state laws and regulations. In
                                 addition, the Seller will represent that none
                                 of the mortgage loans is subject to the
                                 requirements of the Home Ownership and Equity
                                 Protection Act of 1994 ("HOEPA") or is a "high
                                 cost" or "predatory" loan under any state or
                                 local law or regulation applicable to the
                                 originator of such mortgage loan, or which
                                 would result in liability to the purchaser or
                                 assignee of such Mortgage Loan under any
                                 predatory or abusive lending law.

Pricing Speed:                   Fixed Rate: 115% PPC: (100% PPC: 4% - 20% CPR over 12 months, remaining at 20%
                                             CPR thereafter.)

                                 ARM:        100% PPC: (100% PPC: 4% - 28% CPR over 12 months, remaining at 28%
                                             CPR until month 24, remaining at 55% CPR from month 25 to 28, remaining at 35% CPR thereafter.)

Certificates:                    Class A Certificates:   Class I-A1, Class I-A2, Class II-A1, Class II-A2, Class III-A1,
                                                         Class III-A1A, Class III-A2, Class III-A3 and
                                                         Class III-A4 Certificates

                                 Class M Certificates:   Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
                                                         Class M-7, Class M-8, Class M-9, Class M-10

                                 Class B Certificates:   Class B-1, Class B-2 and Class B-3 Certificates

                                 Group I Certificates:   Class I-A1 and Class I-A2 Certificates

                                 Group II Certificates:  Class II-A1 and Class II-A2 Certificates

                                 Group III Certificates: Class III-A1, Class III-A1A, Class III-A2, Class III-A3 and
                                                         Class III-A4 Certificates

                                 Publicly Offered        Class A Certificates and Class M Certificates

                                 Certificates Offered    Class I-A2, Class III-A1, Class III-A1A, Class III-A2,
                                 Hereby:                 Class III-A3, Class III-A4, Class M-1, Class M-2, Class M-3,
                                                         Class M-4, Class M-5, Class M-6, Class M-7, Class M-8,
                                                         Class M-9 and Class M-10

Interest Distributions:          The Group I, Group II and Group III Interest
                                 Remittance Amounts and amounts received under
                                 the Swap Agreement will generally be allocated
                                 in the following priority:

                                      1.  To the Cap Counterparty, the cap fees.

                                      2.  To the Swap Counterparty, the swap
                                          payment or the swap termination
                                          payment (attributable to the trust),
                                          as applicable.

                                      3.  Pari-Passu to the Class I-A1, Class
                                          I-A2, Class II-A1, Class II-A2, Class
                                          III-A1, Class III-A1A, Class III-A2,
                                          Class III-A3 and Class III-A4
                                          Certificates current interest plus
                                          unpaid interest shortfalls, if any.

                                      4.  To the Class M-1 Certificates current
                                          interest.

                                      5.  To the Class M-2 Certificates current
                                          interest.

                                      6.  To the Class M-3 Certificates current
                                          interest.

                                      7.  To the Class M-4 Certificates current
                                          interest.

                                      8.  To the Class M-5 Certificates current
                                          interest.

                                      9.  To the Class M-6 Certificates current
                                          interest.

                                      10. To the Class M-7 Certificates current
                                          interest.

                                      11. To the Class M-8 Certificates current
                                          interest.

                                      12. To the Class M-9 Certificates current
                                          interest.

                                      13. To the Class M-10 Certificates current
                                          interest.

                                      14. To the Class B-1 Certificates current
                                          interest.

                                      15. To the Class B-2 Certificates current
                                          interest.

                                      16. To the Class B-3 Certificates current
                                          interest.

                                                                               7

Group I Interest                 With respect to any Distribution Date the Group
Remittance Amount:               I Interest Remittance Amount is an amount equal
                                 to (a) the sum of (i) the portion of Available
                                 Funds attributable to Group I interest and (ii)
                                 compensating interest paid by the Master
                                 Servicer with respect to the Group I mortgage
                                 loans, less (b) the related Servicing Fee, LPA
                                 Fee, if applicable, and Coupon Strip, if
                                 necessary.

Group II Interest                With respect to any Distribution Date the Group
Remittance Amount:               II Interest Remittance Amount is an amount
                                 equal to (a) the sum of (i) the portion of
                                 Available Funds attributable to Group II
                                 interest and (ii) compensating interest paid by
                                 the Master Servicer with respect to the Group
                                 II mortgage loans, less (b) the related
                                 Servicing Fee, LPA Fee, if applicable, and
                                 Coupon Strip, if necessary.

Group III Interest Remittance    With respect to any Distribution Date the Group
Amount:                          III Interest Remittance Amount is an amount
                                 equal to (a) the sum of (i) the portion of
                                 Available Funds attributable to Group III
                                 interest and (ii) compensating interest paid by
                                 the Master Servicer with respect to the Group
                                 III mortgage loans, less (b) the related
                                 Servicing Fee, LPA Fee, if applicable, and
                                 Coupon Strip, if necessary.

40-Year Mortgage Coupon Strip    If, on the eighty-fifth Distribution Date or
("Coupon Strip")                 any Distribution Date thereafter where the CPR
                                 of the Mortgage Loans is equal to or less than
                                 5%, then an amount equal to approximately 50
                                 basis points to 60 basis points will be
                                 subtracted from the Group I, Group II and Group
                                 III Interest Remittance Amounts and placed into
                                 a reserve fund to make a payment to
                                 certificateholders on the 360th Distribution
                                 Date to pay the certificates to zero. The
                                 reserve fund will have a reinvestment rate of
                                 1.00%.

                                 Or

                                 If, the certificates are still outstanding on
                                 the 204th Distribution Date or any Distribution
                                 Date thereafter, all monthly excess cashflow
                                 otherwise payable to the Class C Certificates
                                 will be directed to a reserve fund ("Excess
                                 Spread Reserve Fund"), to pay the certificates
                                 to zero on the 360th Distribution Date.

                                                                               8

Principal Distributions:         Collections of principal before the Stepdown
                                 Date, or if a Trigger Event exists, will be
                                 allocated in the following priority:

                                      1.  To the Swap Counterparty, any unpaid
                                          termination payments (attributable to
                                          the trust) to the extent that
                                          Available Funds attributable to
                                          interest are insufficient.

                                      2.  Pay each Group of Certificates their
                                          related Principal Distribution Amount
                                          to zero. The Class I-A1 Certificates
                                          and the Class I-A2 Certificates will
                                          be paid the Group I Principal
                                          Distribution Amount, pro rata, until
                                          their certificate principal balances
                                          have been reduced to zero; provided
                                          however, that on any Distribution Date
                                          on or after which a Sequential Trigger
                                          Event is in effect or if the Class B
                                          and Class M Certificates have been
                                          reduced to zero and the excess
                                          interest and overcollateralization
                                          amounts for such Distribution Date are
                                          insufficient to cover realized losses
                                          on the Group I Mortgage Loans,
                                          sequentially to the Class I-A1
                                          Certificates and Class I-A2
                                          Certificates, in that order, until
                                          their certificate principal balances
                                          have been reduced to zero. The Class
                                          II-A1 Certificates and Class II-A2
                                          Certificates will be paid the Group II
                                          Principal Distribution Amount, pro
                                          rata, based on their certificate
                                          principal balances, until their
                                          certificate principal balances have
                                          been reduced to zero; provided
                                          however, that on any Distribution Date
                                          on or after which a Sequential Trigger
                                          Event is in effect or if the Class B
                                          and Class M Certificates have been
                                          reduced to zero and the excess
                                          interest and overcollateralization
                                          amounts for such Distribution Date are
                                          insufficient to cover realized losses
                                          on the Group II Mortgage Loans,
                                          sequentially to the Class II-A1
                                          Certificates and Class II-A2
                                          Certificates, in that order, until
                                          their certificate principal balances
                                          have been reduced to zero. The Class
                                          III-A1 Certificates and the Class
                                          III-A1A will be paid the pro rata
                                          portion of the Group III Principal
                                          Distribution Amount until there
                                          certificate principal balances have
                                          been reduced to zero; provided
                                          however, that on any Distribution Date
                                          on or after which a Sequential Trigger
                                          Event is in effect or if the Class B
                                          and Class M Certificates have been
                                          reduced to zero and the excess
                                          interest and overcollateralization
                                          amounts for such Distribution Date are
                                          insufficient to cover realized losses
                                          on the Group III Mortgage Loans,
                                          sequentially to the Class III-A1
                                          Certificates and Class III-A1A
                                          Certificates, in that order, the pro
                                          rata portion of the Group III
                                          Principal Distribution Amount
                                          allocated to the Class III-A1
                                          Certificates and Class-III-A1A
                                          Certificates until their certificate
                                          principal balances have been reduced
                                          to zero. The Class III-A2
                                          Certificates, Class III-A3
                                          Certificates and Class III-A4
                                          Certificates will be paid, in that
                                          order, their pro rata portion of the
                                          Group III Principal Distribution
                                          Amount until their certificate
                                          principal balance has been reduced to
                                          zero; provided however, that on any
                                          Distribution Date on or after which
                                          the Class B and Class M Certificates,
                                          have been reduced to zero or and the
                                          excess interest and
                                          overcollateralization are insufficient
                                          to cover realized losses on the Group
                                          III mortgage loans, pro rata to the
                                          Class III-A2 Certificates, Class
                                          III-A3 Certificates and Class III-A4
                                          Certificates their pro rata portion of
                                          the Group III Principal Distribution
                                          Amount until their certificate
                                          principal balance has been reduced to
                                          zero. After the class principal
                                          balance of any group of Class A
                                          Certificates has been reduced to zero,
                                          any remaining amounts will be
                                          distributed to the other groups, if
                                          outstanding, in the same priority
                                          described above.

                                      3.  Pay the Principal Remittance Amount to
                                          the Class M-1, Class M-2, Class M-3,
                                          Class M-4, Class M-5, Class M-6, Class
                                          M-7, Class M-8, Class M-9, Class M-10,
                                          Class B-1, Class B-2 and Class B-3
                                          Certificates sequentially to zero.

                                 Collections of principal on and after the
                                 Stepdown Date, and if a Trigger Event does not
                                 exist, will be allocated in the following
                                 priority:

                                      1.  [To the Swap Counterparty, any unpaid
                                          termination payments (attributable to
                                          the trust) to the extent that
                                          Available Funds attributable to
                                          interest are insufficient.]

                                      2.  Pay each Group of Certificates their
                                          related Senior Principal Distribution
                                          Amount. The Class I-A1 Certificates
                                          and the Class I-A2 Certificates will
                                          be paid to the Group I Senior
                                          Principal Distribution Amount, pro
                                          rata; provided however, that on any
                                          Distribution Date on or after which
                                          the Class B and Class M Certificates
                                          have been reduced to zero and the
                                          excess interest and
                                          overcollateralization amounts for such
                                          Distribution Date are insufficient to
                                          cover realized losses on the Group I
                                          Mortgage Loans, sequentially to the
                                          Class I-A1 Certificates and Class I-A2
                                          Certificates, in that

                                                                               9

                                          order, until their certificate
                                          principal balance has been reduced to
                                          zero. The Class II-A1 Certificates and
                                          the Class II-A2 Certificates will be
                                          paid the Group II Senior Principal
                                          Distribution Amount, pro rata, until
                                          their certificate principal balance
                                          has been reduced to zero; provided
                                          however, that beginning on the first
                                          Distribution Date on or after which
                                          the Class B and Class M Certificates
                                          have been reduced to zero and the
                                          excess interest and
                                          overcollateralization amounts for such
                                          Distribution Date are insufficient to
                                          cover realized losses on the Group II
                                          Mortgage Loans, sequentially to the
                                          Class II-A1 Certificates and Class
                                          II-A2 Certificates, in that order,
                                          until their certificate principal
                                          balance has been reduced to zero. The
                                          Class III-A1 Certificates and the
                                          Class III-A1A Certificates will be
                                          paid their pro rate portion of the
                                          Group III Senior Principal
                                          Distribution Amount, pro rata, until
                                          their certificate principal balances
                                          have been reduced to zero; provided
                                          however, that beginning on the first
                                          Distribution Date on or after which
                                          the Class B and Class M Certificates
                                          have been reduced to zero and the
                                          excess interest and
                                          overcollateralization amounts for such
                                          Distribution Date are insufficient to
                                          cover realized losses on the Group III
                                          Mortgage Loans, sequentially to the
                                          Class III-A1 Certificates and Class
                                          III-A1A Certificates, in that order,
                                          the pro rata portion of the Group III
                                          Senior Principal Distribution Amount
                                          allocated to the Class III-A1
                                          Certificates and Class-III-A1A
                                          Certificates until their certificate
                                          principal balances have been reduced
                                          to zero. The Class III-A2
                                          Certificates, Class III-A3
                                          Certificates and Class III-A4
                                          Certificates will be paid
                                          sequentially, in that order, the pro
                                          rata portion of the Group III Senior
                                          Principal Distribution Amount until
                                          their certificate principal balance
                                          has been reduced to zero; provided
                                          however, that on any Distribution Date
                                          on or after which the Class B and
                                          Class M Certificates have been reduced
                                          to zero and the excess interest and
                                          overcollateralization are insufficient
                                          to cover realized losses on the Group
                                          III mortgage loans, pro rata to the
                                          Class III-A2 Certificates, Class
                                          III-A3 Certificates and Class III-A4
                                          Certificates their pro rata portion of
                                          the Group III Senior Principal
                                          Distribution Amount until their
                                          certificate principal balance has been
                                          reduced to zero. After the class
                                          principal balance of any group of
                                          Class A Certificates has been reduced
                                          to zero, any remaining amounts will be
                                          distributed to the other groups, if
                                          outstanding, in the same priority
                                          described above.

                                      3.  Pay the Class M-1 Certificates to
                                          their targeted enhancement level.

                                      4.  Pay the Class M-2 Certificates to
                                          their targeted enhancement level.

                                      5.  Pay the Class M-3 Certificates to
                                          their targeted enhancement level.

                                      6.  Pay the Class M-4 Certificates to
                                          their targeted enhancement level.

                                      7.  Pay the Class M-5 Certificates to
                                          their targeted enhancement level.

                                      8.  Pay the Class M-6 Certificates to
                                          their targeted enhancement level.

                                      9.  Pay the Class M-7 Certificates to
                                          their targeted enhancement level.

                                      10. Pay the Class M-8 Certificates to
                                          their targeted enhancement level.

                                      11. Pay the Class M-9 Certificates to
                                          their targeted enhancement level.

                                      12. Pay the Class M-10 Certificates to
                                          their targeted enhancement level.

                                      13. Pay the Class B-1 Certificates to
                                          their targeted enhancement level.

                                      14. Pay the Class B-2 Certificates to
                                          their targeted enhancement level.

                                      15. Pay the Class B-3 Certificates to
                                          their targeted enhancement level.

Class I-A2 Certificates:         The Class I-A2 Certificates will act as first
                                 loss certificates for the Group I Certificates.
                                 In the event that losses reach the Class A
                                 Certificates, the losses allocated to the Group
                                 I Certificates will be absorbed by the Class
                                 I-A2 Certificates.

Class II-A2 Certificates:        The Class II-A2 Certificates will act as first
                                 loss certificates for the Group II
                                 Certificates. In the event that losses reach
                                 the Class A Certificates, the losses allocated
                                 to the Group II Certificates will be absorbed
                                 by the Class II-A2 Certificates.

                                                                              10

Class III-A1A Certificates:      The Class III-A1A Certificates will act as
                                 first loss certificates for the Class III-A1
                                 Certificates. In the event that losses reach
                                 the Class A Certificates, the pro rata portion
                                 of the Group III Certificates losses allocated
                                 to the Class III-A1 Certificates and Class
                                 III-A1A Certificates will be absorbed by the
                                 Class III-A1A Certificates.

Group I Percentage:              The Principal Remittance Amount for the Group I
                                 Collateral divided by the principal remittance
                                 amount for the total collateral.

Group II Percentage:             The Principal Remittance Amount for the Group
                                 II Collateral divided by the principal
                                 remittance amount for the total collateral.

Group III Percentage:            The Principal Remittance Amount for the Group
                                 III Collateral divided by the principal
                                 remittance amount for the total collateral.

Principal Distribution Amount:   The Principal Distribution Amounts are
                                 determined by multiplying the related Group I,
                                 Group II or Group III Percentage by the
                                 principal remittance amount for the total
                                 collateral

Senior Principal Distribution    The Senior Principal Distribution Amounts are
Amount:                          determined by multiplying the related Group I,
                                 Group II or Group III Percentage by the Class A
                                 Principal Distribution Amount.

Overcollateralization            Any Net Monthly Excess Cashflow will be paid as
Provisions:                      follows:

                                      1.  To the Certificates to build the
                                          Overcollateralization Amount to the
                                          target level.

                                      2.  Unpaid Interest Shortfalls and Unpaid
                                          Realized Losses, in that order,
                                          sequentially to the Class M-1
                                          Certificates, Class M-2 Certificates,
                                          Class M-3 Certificates, Class M-4
                                          Certificates, Class M-5 Certificates,
                                          Class M-6 Certificates, Class M-7
                                          Certificates, Class M-8 Certificates,
                                          Class M-9 Certificates, Class M-10
                                          Certificates, Class B-1 Certificates,
                                          Class B-2 Certificates and Class B-3
                                          Certificates.

                                      3.  To the Swap Counterparty, as
                                          reimbursement for amounts paid under
                                          the Swap Agreements, the excess of the
                                          amount of interest due to the Class
                                          III-A1 Certificates at the current
                                          certificate interest rate over the
                                          amount of interest due to the Class
                                          III-A1 Certificates assuming the rate
                                          is the related Available Funds Cap.

                                      4.  Reimbursement for prepayment interest
                                          shortfalls, first pari-passu to the
                                          Class I-A1, Class I-A2, Class II-A1,
                                          Class II-A2, Class III-A1, Class
                                          III-A2, Class III-A3 and Class III-A4
                                          Certificates, then sequentially to the
                                          Class M-1 Certificates, Class M-2
                                          Certificates, Class M-3 Certificates,
                                          Class M-4 Certificates, Class M-5
                                          Certificates, Class M-6 Certificates,
                                          Class M-7 Certificates, Class M-8
                                          Certificates, Class M-9 Certificates,
                                          Class M-10 Certificates, Class B-1
                                          Certificates, Class B-2 Certificates
                                          and Class B-3 Certificates, in that
                                          order.

                                      5.  Concurrently, as follows:

                                          to the Swap Counterparty, the
                                          aggregate of the unpaid amounts
                                          calculated in step 3 above for each
                                          prior period; and

                                          the Carry Forward Amount first
                                          pari-passu to the Class I-A1, Class
                                          I-A2, Class II-A1, Class II-A2, Class
                                          III-A1, Class III-A2, Class III-A3 and
                                          Class III-A4 Certificates, and then
                                          sequentially to the Class M-1
                                          Certificates, Class M-2 Certificates,
                                          Class M-3 Certificates, Class M-4
                                          Certificates, Class M-5 Certificates,
                                          Class M-6 Certificates, Class M-7
                                          Certificates, Class M-8 Certificates,
                                          Class M-9 Certificates, Class M-10
                                          Certificates, Class B-1 Certificates,
                                          Class B-2 Certificates and the Class
                                          B-3 Certificates, in that order (after
                                          giving effect to amounts paid under
                                          each Cap Agreement).

                                      6.  If necessary, all remaining Net
                                          Monthly Excess Cashflow to the Excess
                                          Spread Reserve Fund.

                                      7.  All remaining Net Monthly Excess
                                          Cashflow to the Class C Certificates.

                                                                              11

Group I Net WAC Rate             The Group I weighted average mortgage rate less
                                 the Servicing Fee rate, Cap Fee rate, Coupon
                                 Strip, if necessary, and LPA Fee rate, if
                                 applicable.

Group II Net WAC Rate            The Group II weighted average mortgage rate
                                 less the Servicing Fee rate, Cap Fee rate,
                                 Coupon Strip, if necessary, and LPA Fee rate,
                                 if applicable.

Group III Net WAC Rate           The Group III weighted average mortgage rate
                                 less the Servicing Fee rate, Swap Fee rate, Cap
                                 Fee rate, Coupon Strip, if necessary, and LPA
                                 Fee rate, if applicable.

Available Funds Cap:             The Group I Certificates, Group II
                                 Certificates, Class III-A1A Certificates, Class
                                 III-A2 Certificates, Class III-A3 Certificates
                                 and Class III-A4 Certificates will generally be
                                 subject to their related Available Funds Cap
                                 equal to their related group Net WAC Rate
                                 (expressed as a percentage of their groups'
                                 respective outstanding collateral balance).

                                 The Class M and Class B Certificates will
                                 generally be subject to their related Available
                                 Funds Cap equal to (a) the weighted average
                                 (weighted in proportion to the results of
                                 subtracting from the aggregate principal
                                 balance of each loan group the current
                                 certificate principal balance of the related
                                 Class A Certificates), of the Available Funds
                                 Cap for each of Group I, Group II and Group III
                                 (expressed as a percentage of the aggregate
                                 principal balance of the Mortgage Loans less
                                 the current certificate principal balance of
                                 the Class A Certificates.

                                 If a swap default should occur and be
                                 continuing, the Class III-A1 Certificates will
                                 generally be subject to their related Available
                                 Funds Cap equal to their related group Net WAC
                                 Rate.

                                 These amounts will be adjusted by a fraction
                                 equal to the numerator of which is the actual
                                 number of days elapsed from and including the
                                 previous Distribution Date to but excluding the
                                 current Distribution Date and the denominator
                                 of which is 360.

Available Funds Cap Carry        If interest collections on a Distribution Date
Forward:                         are insufficient to make required interest
                                 payments based upon LIBOR plus the related
                                 margin to the Class I-A1, Class I-A2, Class
                                 II-A1, Class II-A2, Class III-A1A, Class
                                 III-A2, Class III-A3, Class III-A4, Class M and
                                 Class B Certificates due to the related
                                 Available Funds Cap, the excess of LIBOR plus
                                 the related margin over the related Available
                                 Funds Cap will be carried forward and paid to
                                 the Class I-A1, Class I-A2, Class II-A1, Class
                                 II-A2, Class III-A2, Class III-A3, Class III-A4
                                 and each class of Class M and Class B
                                 Certificates on the next Distribution Date (the
                                 "Carry Forward Amount").

                                 The Class III-A1 Certificates will be an
                                 uncapped LIBOR floating class, provided
                                 however, that if a swap default has occurred
                                 and is continuing with respect to the swap
                                 agreement and interest collections on a
                                 Distribution Date are insufficient to make
                                 interest payments based upon LIBOR plus the
                                 related margin to the Class III-A1
                                 Certificates, as applicable, due to the related
                                 Available Funds Cap, the excess of LIBOR plus
                                 the related margin over the related Available
                                 Funds Cap will be carried forward and paid to
                                 the Class III-A1 Certificates, as applicable,
                                 on the next Distribution Date (a "Carry Forward
                                 Amount").

                                 Carry Forward Amounts on the next Distribution
                                 Date will include interest on the Carry Forward
                                 Amount, calculated at the applicable
                                 certificate rate.

Class III-A1 Uncapped LIBOR      To enable the Class III-A1 Certificates to be
Floating Classes:                offered as an uncapped LIBOR floating class
                                 rather than a capped LIBOR floating class, the
                                 Trust will contain a Swap Agreement for such
                                 class to provide interest payments in excess of
                                 the related Available Funds Cap.

Swap Agreement:                  The Trust will enter into a swap agreement
                                 ("Swap Agreement") with the Swap Counterparty
                                 to hedge basis risk shortfalls for interest due
                                 on the Class III-A1 Certificates.

                                 Unless earlier terminated, the Swap Agreement
                                 will expire no later than the Distribution Date
                                 occurring in [July 2035].

                                 On each Distribution Date, the notional amount
                                 of the Class III-A1 Swap Agreement will equal
                                 the lesser of (a) the certificate principal
                                 balance of the Class III-A1 Certificates
                                 immediately prior to such Distribution Date and
                                 (b) the aggregate principal balance of the
                                 Group III Mortgage Loans as of the last day of
                                 the related due period.

                                 The Swap Agreement will not cover any
                                 credit-related interest losses on the Mortgage
                                 Loans, Relief Act Shortfalls or Prepayment
                                 Interest Shortfalls.

                                                                              12

Swap Default:                    "Swap Default" means the occurrence of a Swap
                                 Event of Default, a Termination Event with
                                 respect to the Swap Agreement or an Additional
                                 Termination Event with respect to the Swap
                                 Agreement.

                                 "Swap Event of Default" includes the following
                                 standard events of default as described in the
                                 ISDA Master Agreement:

                                      o    "Failure to Pay or Deliver,"

                                      o    "Bankruptcy," and

                                      o    "Merger without Assumption" (but only
                                           with respect to the Swap
                                           Counterparty).

                                 "Termination Events" consist of the following
                                 standard events under the ISDA Master
                                 Agreement:

                                      o    "Illegality";

                                      o    "Tax Event"; and

                                      o    "Tax Event Upon Merger".

                                 In addition, there are "Additional Termination
                                 Events"

                                      relating to the Trust, as specified in the
                                      Swap Agreement; and

                                      relating to the Swap Counterparty's
                                      ratings whereby, if the Swap
                                      Counterparty's rating falls below:

                                      o    a short-term credit rating of "A-1"
                                           by S&P or a long-term credit rating
                                           of "A+" by S & P; or

                                      o    a short-term credit rating of "P-1"
                                           and long-term credit rating of "A1,"
                                           or, if no short-term credit rating is
                                           available, a long-term credit rating
                                           of "Aa3," in each case by Moody's
                                           and, in each case, such rating is on
                                           credit watch for downgrade;

                                 then the Swap Counterparty is required, at its
                                 cost, to perform one or more actions,
                                 including, but not limited to:

                                      o    furnishing a guarantee of the Swap
                                           Counterparty's obligations under the
                                           Swap Agreement from a guarantor with
                                           a long-term credit rating greater
                                           than or equal to "A+" by S&P and
                                           "Aa3" by Moody's;

                                      o    post collateral securing its
                                           obligations under the Swap Agreement
                                           according to the terms of the Swap
                                           Agreement; or

                                      o    find a substitute swap counterparty
                                           to replace the Swap Counterparty that
                                           has a short-term credit rating
                                           greater than or equal to "A-1" or a
                                           long-term credit rating greater than
                                           or equal to "A+," in each case by
                                           S&P, a short-term credit rating
                                           greater than or equal to "P-1" and a
                                           long-term credit rating greater than
                                           or equal to "A1" or, if no short-term
                                           credit rating is available, "Aa3," in
                                           each case by Moody's and a short-term
                                           credit rating of "F-1" or a long-term
                                           credit rating of "A" by Fitch.

                                 If the credit ratings of the Swap Counterparty
                                 are downgraded to a rating level below "BBB-"
                                 by S&P, "A3" or "P-2" by Moody's, or "A" or
                                 "F1" by Fitch, then the Swap Counterparty must
                                 seek to replace itself with a substitute
                                 counterparty and may in certain circumstances
                                 be required to post collateral while such
                                 counterparty is being found. Failure to comply
                                 with the rating downgrade provisions set out in
                                 the Swap Agreement may constitute an Additional
                                 Termination Event in respect of the Swap
                                 Counterparty.

                                                                              13

                      Class III-A1 Certificate Description

                          ----------------------------
                          Interest from the Underlying
                                 Mortgage Loans
                          ----------------------------
                                      |
                         2         1  |            3
                                      |
-------------------------     --------------------     ------------------------
 Possible Class III - A1  --> LBMLT Trust 2005-WL2 --> Class III-A1 Certificate
Certificate Currency Swap <-- -------------------- <--       Interest Swap
-------------------------             |                ------------------------
                                      |                              |
                                    4 |                              |
                                      |                              |
             ------------------------------------------------------- |
                   Uncapped Interest Payment to Class III-A1         |
             Certificates and Interest Payments to the Class I-A1,   |
               Class I-A2, Class II-A1, Class II-A2, Class III-A2,   |
                   Class III-A3 and Class III-A4 Certificates        |
                       to the related Available Funds Cap            |
             ------------------------------------------------------- |
                                      |                              |
                                    5 |                              |
                                      |                              |
                          -----------------------------              |
                          Interest Payment to Mezzanine              |
                             Certificates to related                 |
                               Available Funds Cap                   |
                          -----------------------------              |
                                      |                              |
                                    6 |                              |
                                      |                              |
                        --------------------------------             |
                        Excess Cashflow used to maintain             |
                            Overcollateralization and                |
                              reimburse for losses                   |
                        --------------------------------             |
                                      |                              |
                                    7 |                              |
                                      |                              |
                        --------------------------------             |
                           Excess Cashflow used to pay               |
                        amounts in excess of the related--------------
                               Available Funds Cap
                            to the Swap Counterparty
                        --------------------------------
                                      |
                                    8 |
                                      |
              ----------------------------------------------------
                    Excess Cashflow used to pay Carry Forward
                  Amounts of Mezzanine, Class I-A1, Class I-A2,
              Class II-A1, Class II-A2, Class III-A2, Class III-A3
               and Class III-A4 Certificates in order of priority
              ----------------------------------------------------

1.   Interest payments from Underlying Mortgage Loans remitted to the LBMLT
     Trust, Series 2005-WL2 (the "Trust").

2.   The Trust may enter into a currency swap to offer a Euro denominated tranche.

3.   Trust pays the Swap Counterparty with respect to the Class III-A1 Swap
     Agreement: the product of (i) LIBOR + Class III-A1 Margin + swap fee
     (subject to the related Available Funds Cap) and (ii) the related notional amount. Swap Counterparty pays the Trust with respect to the Class III-A1
     Swap Agreement: the product of (i) LIBOR + Class III-A1 Margin uncapped and
     (ii) the related notional amount.

4.   Pay Uncapped Interest on the Class III-A1 Certificates and interest on the
     Class I-A1, Class I-A2, Class II-A1, Class II-A2, Class III-A1A, Class
     III-A2, Class III-A3 and Class III-A4 Certificates to the related Available
     Funds Cap in order of priority.

5.   Pay Interest on the Class M and Class B Certificates to the related
     Available Funds Cap in order of priority.

6.   See overcollateralization provisions above.

7.   The Swap Counterparty will receive from Excess Cashflow with respect to the
     Class III-A1 Swap Agreement: the difference between (i) LIBOR + Class
     III-A1 Margin uncapped and (ii) the related Available Funds Cap.

8.   If Excess Cashflow remains, pay the Class I-A1, Class I-A2, Class II-A1,
     Class II-A2, Class III-A1A, Class III-A2, Class III-A3, Class III-A4, Class
     M and Class B Certificates the Carry Forward Amounts in order of priority.

                                                                              14

Overcollateralization:           Overcollateralization will be fully-funded at
                                 [0.80%] of the aggregate original principal
                                 balance of the mortgage loans as of the Cut-off
                                 Date, stepping down on the Stepdown Date,
                                 provided a Trigger Event is not in effect, to
                                 [1.60%] of the aggregate outstanding principal
                                 balance of the mortgage loans, subject to the
                                 Overcollateralization Floor. If a Trigger Event
                                 is in effect, the Overcollateralization Target
                                 Amount will equal the Target Amount for the
                                 immediately preceding period.

                                 Overcollateralization Floor: 0.50% of the
                                 aggregate principal balance of the mortgage
                                 loans as of the Cut-Off Date.

Stepdown Date:                   The earlier of (i) the Distribution Date on
                                 which the aggregate certificate principal
                                 balance of the Class A Certificates has been
                                 reduced to zero, and (ii) the later to occur of
                                 (x) the Distribution Date in [September 2008]
                                 and (y) the first Distribution Date on which
                                 the Credit Enhancement Percentage is greater
                                 than or equal to [45.10%].

Credit Enhancement:

Enhancement Percentages
----------------------------------------------------------------------------------------------------------------
                               Class A's   Class M-1   Class M-2   Class M-3   Class M-4   Class M-5   Class M-6
----------------------------------------------------------------------------------------------------------------

Initially
(as % of the aggregate principal balance as of the Cut-off Date)
Subordination                    21.75%      16.50%      13.45%      11.45%       9.95%       8.45%       7.10%
Overcollateralization             0.80%       0.80%       0.80%       0.80%       0.80%       0.80%       0.80%
----------------------------------------------------------------------------------------------------------------
Total Enhancement                22.55%      17.30%      14.25%      12.25%      10.75%       9.25%       7.90%

After Anticipated Stepdown
(as % of the aggregate outstanding principal balance)
Subordination                    43.50%      33.00%      26.90%      22.90%      19.90%      16.90%      14.20%
Overcollateralization             1.60%       1.60%       1.60%       1.60%       1.60%       1.60%       1.60%
----------------------------------------------------------------------------------------------------------------
Total Enhancement                45.10%      34.60%      28.50%      24.50%      21.50%      18.50%      15.80%

Enhancement Percentages
-----------------------------------------------------------------------------------------------------------------
                               Class M-7   Class M-8   Class M-9   Class M-10   Class B-1   Class B-2   Class B-3
-----------------------------------------------------------------------------------------------------------------
Initially
(as % of the aggregate principal balance as of the Cut-off Date)
Subordination                    5.85%        4.80%      3.80%        3.00%       2.00%       0.95%       0.00%
Overcollateralization            0.80%        0.80%      0.80%        0.80%       0.80%       0.80%       0.80%
-----------------------------------------------------------------------------------------------------------------
Total Enhancement                6.65%        5.60%      4.60%        3.80%       2.80%       1.75%       0.80%

After Anticipated Stepdown
(as % of the aggregate outstanding principal balance)
Subordination                    11.70%       9.60%      7.60%        6.00%       4.00%       1.90%       0.00%
Overcollateralization             1.60%       1.60%      1.60%        1.60%       1.60%       1.60%       1.60%
-----------------------------------------------------------------------------------------------------------------
Total Enhancement                13.30%      11.20%      9.20%        7.60%       5.60%       3.50%       1.60%

Coupon Step-Ups:                 On the Distribution Date after the earliest
                                 date on which the optional clean up call can be
                                 exercised, the margin on the Class A
                                 Certificates will double and the margin on the
                                 Class M and Class B Certificates will increase
                                 by 1.5x.

                                                                              15

Cap Contract:                    The Trust will include four Cap Contracts for
                                 the benefit of the Group I Certificates, Group
                                 II Certificates, Group III Certificates, except
                                 the Class III-A1 Certificates, and Class M and
                                 Class B Certificates. The notional balance,
                                 strike and ceiling rate of each Cap Contract
                                 for any Distribution Date will be based on the
                                 applicable amount specified in the charts on
                                 Pages 17 through Page 20. In exchange for a
                                 monthly fee ("Cap Fee") for 30 periods, the
                                 counterparty will be obligated to make a
                                 monthly payment to the Trust when one-month
                                 LIBOR is equal to, or exceeds the related
                                 strike rate beginning with the Distribution
                                 Date in October 2005. The notional balance of
                                 each Cap Contract will be based on the lesser
                                 of the bond balance and notional balances
                                 specified in the charts on Page 17 through Page
                                 20. Such payments will be capped at their
                                 maximum amount when one-month LIBOR equals or
                                 exceeds the ceiling rate. Each of the Cap
                                 Contracts will terminate after the Distribution
                                 Date in [November] 2008, except the Class M and
                                 Class B Cap Contract which will terminate in
                                 [May 2008]. Amounts paid under the Cap
                                 Contracts will be available to pay carry
                                 forward amounts to all Certificates, except the
                                 Class III-A1 Certificates.

Sequential Trigger Event:        A Sequential Trigger Event is in effect on any
                                 Distribution Date if cumulative realized losses
                                 as a percentage of the mortgage loans, as of
                                 the Cut-off Date are greater than:

                                 ---------------------------------------------------------------------
                                       Distribution Date                     Percentage
                                 ---------------------------------------------------------------------
                                 September 2005 - August 2007   [1.30%]
                                 ---------------------------------------------------------------------
                                 September 2007 - August 2008   [1.30%] for the first month, plus an
                                                                additional 1/12th of the positive
                                                                difference between [2.85%] and [1.35%]
                                                                for each month thereafter.
                                 ---------------------------------------------------------------------

                                 A Sequential Trigger Event is in effect on an
                                 after the Distribution Date in September 2008
                                 if a Trigger Event is in effect.

Trigger Event:                   A Trigger Event is in effect on any
                                 Distribution Date on or after the Stepdown
                                 Date, if either (i) the percentage of mortgage
                                 loans greater than 60 days or more delinquent
                                 exceeds [31.00%] of the Credit Enhancement
                                 Percentage or (ii) the cumulative realized
                                 losses as a percentage of the mortgage loans,
                                 as of the Cut-off Date are greater than:

                                 --------------------------------------------------------------------
                                       Distribution Date                     Percentage
                                 --------------------------------------------------------------------
                                 September 2007 - August 2008    [1.30%] for the first month, plus an
                                                                 additional 1/12th of [1.55%] for
                                                                 each month thereafter.
                                 --------------------------------------------------------------------
                                 September 2008 - August 2009    [2.85%] for the first month, plus an
                                                                 additional 1/12th of [1.75%] for
                                                                 each month thereafter.
                                 --------------------------------------------------------------------
                                 September 2009 - August 2010    [4.45%] for the first month, plus an
                                                                 additional 1/12th of [1.60%] for
                                                                 each month thereafter.
                                 --------------------------------------------------------------------
                                 September 2010 - August 2011    [5.75%] for the first month, plus an
                                                                 additional 1/12th of [1.30%] for
                                                                 each month thereafter.
                                 --------------------------------------------------------------------
                                 September 2011 and thereafter   [6.40%]
                                 --------------------------------------------------------------------

                                                                              16

Group I Certificates Cap Contract

Month   Notional Balance ($)   Strike Rate (%)   Ceiling Rate (%)
-----   --------------------   ---------------   ----------------
   1        [351,041,705]           [6.79]            [10.23]
   2        [345,624,617]           [6.57]            [10.23]
   3        [339,363,019]           [6.80]            [10.23]
   4        [332,272,082]           [6.57]            [10.23]
   5        [324,371,043]           [6.57]            [10.23]
   6        [315,684,443]           [7.31]            [10.23]
   7        [306,241,674]           [6.58]            [10.23]
   8        [296,076,904]           [6.80]            [10.23]
   9        [285,301,581]           [6.58]            [10.23]
  10        [274,815,866]           [6.81]            [10.23]
  11        [264,612,370]           [6.58]            [10.23]
  12        [254,683,504]           [6.58]            [10.23]
  13        [245,021,881]           [6.81]            [10.23]
  14        [235,620,314]           [6.58]            [10.23]
  15        [226,471,807]           [6.82]            [10.23]
  16        [217,569,555]           [6.59]            [10.23]
  17        [208,906,935]           [6.59]            [10.23]
  18        [200,477,502]           [7.33]            [10.23]
  19        [192,274,983]           [6.59]            [10.23]
  20        [184,293,277]           [6.82]            [10.23]
  21        [175,746,232]           [8.04]            [10.23]
  22        [159,280,112]           [8.31]            [10.23]
  23        [143,839,206]           [8.02]            [10.23]
  24        [129,363,604]           [8.02]            [10.23]
  25        [116,256,450]           [8.28]            [10.23]
  26        [108,851,096]           [8.00]            [10.23]
  27        [101,703,040]           [9.02]            [10.23]
  28         [94,800,339]           [8.71]            [10.23]
  29         [88,133,949]           [8.71]            [10.23]
  30         [81,695,679]           [9.32]            [10.23]
  31         [75,477,625]           [8.72]            [10.23]
  32         [69,472,158]           [9.22]            [10.23]
  33         [63,674,156]           [9.64]            [10.23]
  34         [58,074,535]           [9.96]            [10.23]
  35         [52,666,006]           [9.62]            [10.23]
  36         [47,441,962]           [9.61]            [10.23]
  37         [47,441,962]           [9.93]            [10.23]
  38         [47,441,962]           [9.66]            [10.23]

                                                                              17

Group II Certificates Cap Contract

Month   Notional Balance ($)   Strike Rate (%)   Ceiling Rate (%)
-----   --------------------   ---------------   ----------------
   1        [675,113,221]           [6.84]             [9.74]
   2        [664,732,300]           [6.61]             [9.74]
   3        [652,722,805]           [6.85]             [9.74]
   4        [639,114,038]           [6.62]             [9.74]
   5        [623,942,469]           [6.62]             [9.74]
   6        [607,255,038]           [7.35]             [9.74]
   7        [589,108,146]           [6.62]             [9.74]
   8        [569,575,257]           [6.85]             [9.74]
   9        [548,850,612]           [6.63]             [9.74]
  10        [528,679,524]           [6.86]             [9.74]
  11        [509,051,424]           [6.63]             [9.74]
  12        [489,951,682]           [6.63]             [9.74]
  13        [471,366,086]           [6.86]             [9.74]
  14        [453,280,805]           [6.63]             [9.74]
  15        [435,682,381]           [6.87]             [9.74]
  16        [418,557,718]           [6.64]             [9.74]
  17        [401,894,073]           [6.64]             [9.74]
  18        [385,679,045]           [7.38]             [9.74]
  19        [369,900,565]           [6.64]             [9.74]
  20        [354,546,891]           [6.87]             [9.74]
  21        [338,317,258]           [8.07]             [9.74]
  22        [306,443,492]           [8.34]             [9.74]
  23        [276,520,247]           [8.05]             [9.74]
  24        [248,473,191]           [8.04]             [9.74]
  25        [222,950,471]           [8.31]             [9.74]
  26        [208,639,963]           [8.03]             [9.74]
  27        [194,852,849]           [9.06]             [9.74]
  28        [181,543,067]           [8.76]             [9.74]
  29        [168,690,351]           [8.75]             [9.74]
  30        [156,278,826]           [9.37]             [9.74]
  31        [144,293,173]           [8.76]             [9.74]
  32        [132,718,611]           [9.24]             [9.74]
  33        [121,544,577]           [9.68]             [9.74]
  34             [0]                [9.74]             [9.74]
  35        [100,332,268]           [9.67]             [9.74]
  36         [90,267,561]           [9.66]             [9.74]
  37             [0]                [9.74]             [9.74]
  38         [90,267,561]           [9.71]             [9.74]

                                                                              18

Group III Certificates Cap Contract

Month   Notional Balance ($)   Strike Rate (%)   Ceiling Rate (%)
-----   --------------------   ---------------   ----------------
  1         [726,478,720]           [6.30]            [9.77]
  2         [715,105,851]           [6.09]            [9.77]
  3         [701,948,126]           [6.30]            [9.77]
  4         [687,036,923]           [6.09]            [9.77]
  5         [670,415,148]           [6.09]            [9.77]
  6         [652,134,007]           [6.77]            [9.77]
  7         [632,256,310]           [6.10]            [9.77]
  8         [610,855,127]           [6.31]            [9.77]
  9         [588,337,752]           [6.10]            [9.77]
  10        [566,421,925]           [6.32]            [9.77]
  11        [545,103,409]           [6.11]            [9.77]
  12        [524,365,163]           [6.11]            [9.77]
  13        [504,191,429]           [6.32]            [9.77]
  14        [484,566,874]           [6.11]            [9.77]
  15        [465,476,580]           [6.32]            [9.77]
  16        [446,906,072]           [6.12]            [9.77]
  17        [428,841,194]           [6.12]            [9.77]
  18        [411,268,210]           [6.80]            [9.77]
  19        [394,173,756]           [6.12]            [9.77]
  20        [377,544,833]           [6.33]            [9.77]
  21        [357,887,186]           [7.48]            [9.77]
  22        [322,047,852]           [7.74]            [9.77]
  23        [288,493,603]           [7.48]            [9.77]
  24        [257,087,197]           [7.48]            [9.77]
  25        [229,764,595]           [7.72]            [9.77]
  26        [214,219,818]           [7.47]            [9.77]
  27        [199,228,074]           [8.48]            [9.77]
  28        [184,771,524]           [8.20]            [9.77]
  29        [170,823,054]           [8.20]            [9.77]
  30        [157,364,749]           [8.78]            [9.77]
  31        [144,379,330]           [8.21]            [9.77]
  32        [131,850,124]           [8.95]            [9.77]
  33        [119,772,146]           [9.40]            [9.77]
  34        [108,118,999]           [9.73]            [9.77]
  35        [96,874,725]            [9.40]            [9.77]
  36        [86,024,926]            [9.40]            [9.77]
  37        [86,024,926]            [9.72]            [9.77]
  38        [86,024,926]            [9.54]            [9.77]

                                                                              19

Class B and Class M Certificates Cap Contract

Month   Notional Balance ($)   Strike Rate (%)   Ceiling Rate (%)
-----   --------------------   ---------------   ----------------

  1          603,566,000            [5.80]            [8.52]
  2          603,566,000            [5.59]            [8.52]
  3          603,566,000            [5.81]            [8.52]
  4          603,566,000            [5.60]            [8.52]
  5          603,566,000            [5.60]            [8.52]
  6          603,566,000            [6.30]            [8.52]
  7          603,566,000            [5.60]            [8.52]
  8          603,566,000            [5.82]            [8.52]
  9          603,566,000            [5.60]            [8.52]
  10         603,566,000            [5.82]            [8.52]
  11         603,566,000            [5.60]            [8.52]
  12         603,566,000            [5.60]            [8.52]
  13         603,566,000            [5.82]            [8.52]
  14         603,566,000            [5.60]            [8.52]
  15         603,566,000            [5.83]            [8.52]
  16         603,566,000            [5.61]            [8.52]
  17         603,566,000            [5.61]            [8.52]
  18         603,566,000            [6.32]            [8.52]
  19         603,566,000            [5.61]            [8.52]
  20         603,566,000            [5.83]            [8.52]
  21        [603,566,000]           [7.01]            [8.52]
  22        [603,566,000]           [7.27]            [8.52]
  23        [603,566,000]           [7.00]            [8.52]
  24        [603,566,000]           [6.99]            [8.52]
  25        [603,566,000]           [7.24]            [8.52]
  26        [603,566,000]           [6.98]            [8.52]
  27        [603,566,000]           [7.99]            [8.52]
  28        [603,566,000]           [7.71]            [8.52]
  29        [603,566,000]           [7.70]            [8.52]
  30        [603,566,000]           [8.30]            [8.52]
  31        [603,566,000]           [7.74]            [8.52]
  32        [603,566,000]           [8.35]            [8.52]

                                                                              20

Bond Sensitivity Tables

To Call

Class I-A1

Fixed              50% PPC   85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs               50% PPC   85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
--------------------------------------------------------------------------------
WAL                4.21       2.51      2.02       1.23       1.10       0.99
Mod Durn           3.68       2.32      1.90       1.19       1.06       0.96
Principal Window   1 - 148    1 - 86    1 - 70     1 - 28     1 - 24     1 - 23

Class I-A2

Fixed              50% PPC   85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs               50% PPC   85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
--------------------------------------------------------------------------------
WAL                4.21       2.51      2.02       1.23       1.10       0.99
Mod Durn           3.67       2.32      1.90       1.19       1.06       0.96
Principal Window   1 - 148    1 - 86    1 - 70     1 - 28     1 - 24     1 - 23

Class II-A1

Fixed              50% PPC   85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs               50% PPC   85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
--------------------------------------------------------------------------------
WAL                4.20       2.51      2.02       1.23       1.10       0.99
Mod Durn           3.67       2.32      1.90       1.19       1.06       0.96
Principal Window   1 - 148    1 - 86    1 - 70     1 - 28     1 - 24     1 - 23

Class II-A2

Fixed              50% PPC   85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs               50% PPC   85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
--------------------------------------------------------------------------------
WAL                4.20       2.51      2.02       1.23       1.10       0.99
Mod Durn           3.66       2.31      1.89       1.19       1.06       0.96
Principal Window   1 - 148    1 - 86    1 - 70     1 - 28     1 - 24     1 - 23

Class III-A1

Fixed              50% PPC   85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs               50% PPC   85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
--------------------------------------------------------------------------------
WAL                4.11       2.43      1.97       1.21       1.07       0.96
Mod Durn           3.60       2.25      1.85       1.17       1.04       0.94
Principal Window   1 - 148    1 - 86    1 - 70     1 - 28     1 - 24     1 - 23

                                                                              21

Class III-A2

Fixed              50% PPC   85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs               50% PPC   85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
--------------------------------------------------------------------------------
WAL                  1.67      1.13      1.00       0.71       0.63       0.56
Mod Durn             1.60      1.10      0.97       0.70       0.62       0.55
Principal Window    1 - 38    1 - 24    1 - 22     1 - 16     1 - 14     1 - 12

Class III-A3

Fixed              50% PPC    85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs               50% PPC    85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
---------------------------------------------------------------------------------
WAL                 6.58       3.72       2.89        1.76      1.58       1.41
Mod Durn            5.67       3.41       2.70        1.70      1.53       1.37
Principal Window   38 - 148   24 - 86    22 - 70    16 - 26    14 - 23    12 - 22

Class III-A4

Fixed               50% PPC    85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs                50% PPC    85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
----------------------------------------------------------------------------------
WAL                  12.32       7.15      5.82       2.21       1.98       1.89
Mod Durn              9.72       6.21      5.18       2.11       1.90       1.81
Principal Window   148 - 148   86 - 86    70 - 70    26 - 28   23 - 24     22 - 23

Class M-1

Fixed               50% PPC    85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs                50% PPC    85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
----------------------------------------------------------------------------------
WAL                  8.12        4.95      4.64        3.55      2.87       2.46
Mod Durn             6.76        4.43      4.20        3.29      2.70       2.33
Principal Window   48 - 148    42 - 86    46 - 70    28 - 43    24 - 35    23 - 31

Class M-2

Fixed               50% PPC    85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs                50% PPC    85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
----------------------------------------------------------------------------------
WAL                  8.12        4.89      4.40       3.53       2.87       2.56
Mod Durn             6.76        4.38      4.00       3.27       2.70       2.42
Principal Window   48 - 148    40 - 86    44 - 70    40 - 43    33 - 35    30 - 31

                                                                              22

Class M-3

Fixed               50% PPC   85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs                50% PPC   85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
---------------------------------------------------------------------------------
WAL                  8.12       4.87      4.32       3.31       2.69       2.44
Mod Durn             6.75       4.36      3.92       3.08       2.54       2.31
Principal Window   48 - 148   40 - 86    42 - 70    37 - 43    31 - 35    28 - 31

Class M-4

Fixed               50% PPC   85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs                50% PPC   85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
----------------------------------------------------------------------------------
WAL                  8.12       4.85      4.27       3.16       2.57       2.34
Mod Durn             6.71       4.32      3.87       2.94       2.43       2.22
Principal Window   48 - 148   39 - 86    41 - 70    36 - 43    29 - 35    27 - 31

Class M-5

Fixed               50% PPC   85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs                50% PPC   85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
---------------------------------------------------------------------------------
WAL                  8.12       4.85      4.24       3.07       2.50       2.27
Mod Durn             6.70       4.32      3.84       2.86       2.36       2.16
Principal Window   48 - 148   39 - 86    40 - 70    34 - 43    28 - 35    26 - 31

Class M-6

Fixed               50% PPC   85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs                50% PPC   85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
---------------------------------------------------------------------------------
WAL                  8.12       4.83      4.21       2.99       2.44       2.22
Mod Durn             6.68       4.30      3.81       2.79       2.30       2.10
Principal Window   48 - 148   38 - 86    40 - 70    33 - 43   27 - 35     25 - 31

Class M-7

Fixed               50% PPC   85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs                50% PPC   85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
---------------------------------------------------------------------------------
WAL                  8.12       4.83      4.18       2.94       2.40       2.20
Mod Durn             6.53       4.23      3.74       2.72       2.25       2.07
Principal Window   48 - 148   38 - 86    39 - 70    32 - 43    26 - 35    25 - 31

Class M-8

Fixed               50% PPC    85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs                50% PPC    85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
----------------------------------------------------------------------------------
WAL                  8.12       4.83      4.17       2.90       2.36        2.20
Mod Durn             6.48       4.21      3.71       2.68       2.20        2.06
Principal Window   48 - 148   38 - 86    39 - 70    31 - 43   26 - 35     25 - 31

                                                                              23

Class M-9

Fixed               50% PPC   85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs                50% PPC   85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
---------------------------------------------------------------------------------
WAL                  8.12       4.82      4.14       2.85       2.33       2.16
Mod Durn             6.35       4.15      3.65       2.61       2.16       2.02
Principal Window   48 - 148   37 - 86    38 - 70    31 - 43   25 - 35     24 - 31

Class M-10

Fixed               50% PPC   85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs                50% PPC   85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
---------------------------------------------------------------------------------
WAL                  8.12       4.81      4.14       2.84       2.31       2.14
Mod Durn             6.17       4.06      3.58       2.57       2.12       1.98
Principal Window   48 - 148   37 - 86    38 - 70    30 - 43    25 - 35    24 - 31

Class B-1

Fixed               50% PPC   85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs                50% PPC   85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
---------------------------------------------------------------------------------
WAL                  8.12       4.81      4.13       2.80       2.31       2.14
Mod Durn             6.17       4.06      3.58       2.54       2.12       1.98
Principal Window   48 - 148   37 - 86    37 - 70    30 - 43    25 - 35    24 - 31

Class B-2

Fixed               50% PPC   85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs                50% PPC   85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
---------------------------------------------------------------------------------
WAL                  7.98       4.72      4.04       2.74       2.27       2.11
Mod Durn             6.10       4.00      3.51       2.49       2.09       1.96
Principal Window   48 - 148   37 - 86    37 - 70    29 - 43    25 - 35    24 - 31

Class B-3

Fixed               50% PPC   85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs                50% PPC   85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
---------------------------------------------------------------------------------
WAL                  7.03       4.17      3.60       2.48       2.11       2.00
Mod Durn             5.57       3.61      3.18       2.27       1.95       1.86
Principal Window   48 - 126   37 - 73    37 - 60    29 - 37    25 - 30    24 - 27

                                                                              24

Bond Sensitivity Tables

To Maturity

Class I-A1

Fixed              50% PPC   85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs               50% PPC   85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
--------------------------------------------------------------------------------
WAL                  4.55      2.75      2.21       1.23       1.10       0.99
Mod Durn             3.87      2.48      2.04       1.19       1.06       0.96
Principal Window   1 - 312   1 - 211    1 - 167    1 - 28     1 - 24     1 - 23

Class I-A2

Fixed              50% PPC   85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs               50% PPC   85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
--------------------------------------------------------------------------------
WAL                  4.55      2.75      2.21       1.23       1.10       0.99
Mod Durn             3.86      2.48      2.03       1.19       1.06       0.96
Principal Window   1 - 312   1 - 211    1 - 167    1 - 28     1 - 24     1 - 23

Class II-A1

Fixed              50% PPC   85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs               50% PPC   85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
--------------------------------------------------------------------------------
WAL                  4.54      2.73      2.20       1.23       1.10       0.99
Mod Durn             3.86      2.47      2.03       1.19       1.06       0.96
Principal Window   1 - 310   1 - 209    1 - 166    1 - 28     1 - 24     1 - 23

Class II-A2

Fixed              50% PPC   85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs               50% PPC   85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
--------------------------------------------------------------------------------
WAL                  4.54      2.73      2.20       1.23       1.10       0.99
Mod Durn             3.85      2.47      2.03       1.19       1.06       0.96
Principal Window   1 - 310   1 - 209    1 - 166    1 - 28     1 - 24     1 - 23

Class III-A1

Fixed              50% PPC   85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs               50% PPC   85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
--------------------------------------------------------------------------------
WAL                  4.40      2.62      2.12       1.21       1.07       0.96
Mod Durn             3.76      2.38      1.96       1.17       1.04       0.94
Principal Window   1 - 306   1 - 192    1 - 156    1 - 28     1 - 24     1 - 23

                                                                              25

Class III-A2

Fixed              50% PPC   85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs               50% PPC   85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
--------------------------------------------------------------------------------
WAL                  1.67      1.13      1.00       0.71       0.63       0.56
Mod Durn             1.60      1.10      0.97       0.70       0.62       0.55
Principal Window    1 - 38    1 - 24    1 - 22     1 - 16     1 - 14     1 - 12

Class III-A3

Fixed               50% PPC    85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs                50% PPC    85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
----------------------------------------------------------------------------------
WAL                  6.67       3.77       2.94       1.76       1.58       1.41
Mod Durn             5.73       3.45       2.74       1.70       1.53       1.37
Principal Window   38 - 182   24 - 106    22 - 87    16 - 26    14 - 23    12 - 22

Class III-A4

Fixed               50% PPC     85% PPC    115% PPC   150% PPC   175% PPC   200% PPC
ARMs                50% PPC     85% PPC    100% PPC   150% PPC   175% PPC   200% PPC
------------------------------------------------------------------------------------
WAL                  19.14       11.39       9.31       2.21       1.98       1.89
Mod Durn             13.28        9.07       7.71       2.11       1.90       1.81
Principal Window   182 - 306   106 - 192   87 - 156   26 - 28    23 - 24     22 - 23

Class M-1

Fixed               50% PPC    85% PPC   115% PPC   150% PPC    175% PPC   200% PPC
ARMs                50% PPC    85% PPC   100% PPC   150% PPC    175% PPC   200% PPC
-----------------------------------------------------------------------------------
WAL                  8.98       5.50       5.08       5.37        4.33       3.59
Mod Durn             7.22       4.81       4.52       4.77        3.93       3.30
Principal Window   48 - 278   42 - 177   46 - 141   28 - 106    24 - 87     23 - 73

Class M-2

Fixed               50% PPC    85% PPC   115% PPC   150% PPC    175% PPC   200% PPC
ARMs                50% PPC    85% PPC   100% PPC   150% PPC    175% PPC   200% PPC
-----------------------------------------------------------------------------------
WAL                  8.95       5.41       4.83        3.88       3.16       2.84
Mod Durn             7.20       4.74       4.31        3.56       2.94       2.67
Principal Window   48 - 259   40 - 159   44 - 128    40 - 81    33 - 66     30 - 56

                                                                              26

Class M-3

Fixed               50% PPC    85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs                50% PPC    85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
----------------------------------------------------------------------------------
WAL                  8.92       5.37       4.72       3.56       2.90       2.61
Mod Durn             7.18       4.70       4.22       3.29       2.72       2.46
Principal Window   48 - 249   40 - 151   42 - 122    37 - 77    31 - 63    28 - 53

Class M-4

Fixed               50% PPC    85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs                50% PPC    85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
----------------------------------------------------------------------------------
WAL                  8.90       5.33       4.66       3.41       2.77       2.50
Mod Durn             7.13       4.66       4.16       3.15       2.60       2.35
Principal Window   48 - 241   39 - 145   41 - 118    36 - 74    29 - 60    27 - 51

Class M-5

Fixed               50% PPC    85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs                50% PPC    85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
----------------------------------------------------------------------------------
WAL                  8.86       5.31       4.61       3.31       2.69       2.42
Mod Durn             7.10       4.63       4.12       3.06       2.52       2.28
Principal Window   48 - 234   39 - 140   40 - 114    34 - 71    28 - 58    26 - 49

Class M-6

Fixed               50% PPC    85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs                50% PPC    85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
----------------------------------------------------------------------------------
WAL                  8.83       5.27       4.56       3.22       2.62       2.36
Mod Durn             7.06       4.60       4.07       2.98       2.45       2.23
Principal Window   48 - 225   38 - 135   40 - 109    33 - 68    27 - 55    25 - 47

Class M-7

Fixed               50% PPC    85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs                50% PPC    85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
----------------------------------------------------------------------------------
WAL                  8.78       5.23       4.51       3.14       2.56       2.32
Mod Durn             6.86       4.49       3.97       2.88       2.38       2.18
Principal Window   48 - 216   38 - 129   39 - 104    32 - 65    26 - 53    25 - 45

Class M-8

Fixed               50% PPC    85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs                50% PPC    85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
----------------------------------------------------------------------------------
WAL                  8.71       5.19       4.47       3.09       2.50       2.31
Mod Durn             6.78       4.45       3.93       2.83       2.33       2.16
Principal Window   48 - 206   38 - 122    39 - 99    31 - 62    26 - 50    25 - 43

                                                                              27

Class M-9

Fixed               50% PPC    85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs                50% PPC    85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
----------------------------------------------------------------------------------
WAL                  8.63       5.13       4.40       3.01       2.45       2.26
Mod Durn             6.60       4.35       3.83       2.74       2.27       2.10
Principal Window   48 - 196   37 - 116    38 - 94    31 - 58    25 - 47    24 - 40

Class M-10

Fixed               50% PPC    85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs                50% PPC    85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
----------------------------------------------------------------------------------
WAL                  8.53       5.05       4.34       2.96       2.40       2.22
Mod Durn             6.35       4.21       3.72       2.66       2.20       2.04
Principal Window   48 - 185   37 - 108    38 - 88    30 - 54    25 - 44    24 - 38

Class B-1

Fixed               50% PPC    85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs                50% PPC    85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
----------------------------------------------------------------------------------
WAL                  8.36       4.95       4.26       2.88       2.36       2.19
Mod Durn             6.28       4.15       3.66       2.60       2.17       2.02
Principal Window   48 - 173   37 - 101    37 - 83    30 - 51    25 - 41    24 - 36

Class B-2

Fixed               50% PPC   85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs                50% PPC   85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
---------------------------------------------------------------------------------
WAL                  8.00      4.73       4.05       2.75       2.28       2.12
Mod Durn             6.11      4.01       3.52       2.49       2.09       1.96
Principal Window   48 - 155   37 - 90    37 - 74    29 - 45    25 - 37    24 - 32

Class B-3

Fixed               50% PPC   85% PPC   115% PPC   150% PPC   175% PPC   200% PPC
ARMs                50% PPC   85% PPC   100% PPC   150% PPC   175% PPC   200% PPC
---------------------------------------------------------------------------------
WAL                  7.03      4.17       3.60       2.48       2.11       2.00
Mod Durn             5.57      3.61       3.18       2.27       1.95       1.86
Principal Window   48 - 126   37 - 73    37 - 60    29 - 37    25 - 30    24 - 27

                                                                              28

                              Excess Spread (1) (2)

                              Forward   Forward
                    Forward   LIBOR +   LIBOR +
                     LIBOR    100 bps   200 bps
Period     Date       (%)       (%)       (%)
-----------------------------------------------
   1      9/25/05     3.43      3.43      3.43
   2     10/25/05     2.71      1.73      0.79
   3     11/25/05     2.39      1.40      0.45
   4     12/25/05     2.41      1.45      0.52
   5      1/25/06     2.12      1.15      0.23
   6      2/25/06     1.97      1.00      0.17
   7      3/25/06     2.49      1.59      0.71
   8      4/25/06     1.95      0.98      0.16
   9      5/25/06     2.03      1.08      0.22
  10      6/25/06     1.88      0.92      0.14
  11      7/25/06     1.98      1.05      0.20
  12      8/25/06     1.75      0.79      0.10
  13      9/25/06     1.69      0.74      0.08
  14     10/25/06     1.81      0.88      0.15
  15     11/25/06     1.61      0.67      0.06
  16     12/25/06     1.74      0.82      0.13
  17      1/25/07     1.55      0.62      0.06
  18      2/25/07     1.53      0.60      0.07
  19      3/25/07     1.99      1.12      0.30
  20      4/25/07     1.49      0.57      0.07
  21      5/25/07     1.64      0.74      0.11
  22      6/25/07     2.87      1.87      0.93
  23      7/25/07     3.02      2.05      1.13
  24      8/25/07     2.83      1.84      0.92
  25      9/25/07     2.82      1.83      0.91
  26     10/25/07     2.98      2.00      1.11
  27     11/25/07     2.80      1.82      0.91
  28     12/25/07     3.31      2.75      1.80
  29      1/25/08     3.13      2.54      1.58
  30      2/25/08     3.13      2.54      1.58
  31      3/25/08     3.47      2.95      2.01
  32      4/25/08     3.16      2.57      1.61
  33      5/25/08     3.63      3.09      2.12
  34      6/25/08     3.54      3.23      2.64
  35      7/25/08     3.69      3.41      2.86
  36      8/25/08     3.49      3.18      2.59
  37      9/25/08     3.46      3.15      2.56
  38     10/25/08     3.62      3.33      2.77
  39     11/25/08     3.49      3.26      2.67
  40     12/25/08     3.74      3.61       3.3
  41      1/25/09     3.56       3.4      3.06
  42      2/25/09     3.56       3.4      3.06
  43      3/25/09     4.08      4.02      3.78
  44      4/25/09     3.55      3.39      3.05
  45      5/25/09     3.73       3.6      3.38
  46      6/25/09     3.58      3.42      3.25
  47      7/25/09     3.76      3.63      3.49
  48      8/25/09     3.58      3.42      3.25
  49      9/25/09     3.58      3.42      3.25
  50     10/25/09     3.76      3.63      3.49
  51     11/25/09     3.59      3.43      3.26
  52     12/25/09     3.78      3.65      3.52
  53      1/25/10     3.61      3.45      3.28
  54      2/25/10     3.61      3.45      3.28
  55      3/25/10     4.14      4.07         4
  56      4/25/10     3.62      3.45      3.28
  57      5/25/10      3.8      3.66      3.52
  58      6/25/10     3.66      3.49      3.32
  59      7/25/10     3.84       3.7      3.57
  60      8/25/10     3.67       3.5      3.33
  61      9/25/10     3.67       3.5      3.33
  62     10/25/10     3.85      3.71      3.57
  63     11/25/10     3.68      3.51      3.34
  64     12/25/10     3.87      3.74       3.6
  65      1/25/11      3.7      3.53      3.36
  66      2/25/11      3.7      3.54      3.36
  67      3/25/11     4.21      4.15      4.07
  68      4/25/11      3.7      3.54      3.37
  69      5/25/11     3.88      3.74       3.6
  70      6/25/11     3.74      3.57      3.41

(1)  Assumes the pricing speed and the call is exercised on the earliest possible date.

(2)  Calculated as (a) interest collections on the collateral (net of the
     Servicing Fee and Cap Fees), less current interest on the Certificates divided by (b) collateral balance as of the beginning period, times twelve.

                                                                              29

           Group I Certificates Effective Available Funds Cap ("AFC")

Period      Date     AFC (%)(1)
-------------------------------
   1     25-Sep-05        NA
   2     25-Oct-05      10.00
   3     25-Nov-05      10.00
   4     25-Dec-05      10.00
   5     25-Jan-06      10.00
   6     25-Feb-06      10.00
   7     25-Mar-06      10.00
   8     25-Apr-06      10.00
   9     25-May-06      10.00
  10     25-Jun-06      10.00
  11     25-Jul-06      10.00
  12     25-Aug-06      10.00
  13     25-Sep-06      10.00
  14     25-Oct-06      10.00
  15     25-Nov-06      10.00
  16     25-Dec-06      10.00
  17     25-Jan-07      10.00
  18     25-Feb-07      10.00
  19     25-Mar-07      10.00
  20     25-Apr-07      10.00
  21     25-May-07      10.00
  22     25-Jun-07      10.00
  23     25-Jul-07      10.00
  24     25-Aug-07      10.00
  25     25-Sep-07      10.00
  26     25-Oct-07      10.00
  27     25-Nov-07      10.00
  28     25-Dec-07      10.00
  29     25-Jan-08      10.00
  30     25-Feb-08      10.00
  31     25-Mar-08      10.00
  32     25-Apr-08      10.00
  33     25-May-08      10.00
  34     25-Jun-08      10.00
  35     25-Jul-08      10.23
  36     25-Aug-08      10.00
  37     25-Sep-08      10.00
  38     25-Oct-08      10.21
  39     25-Nov-08      10.00
  40     25-Dec-08      10.98
  41     25-Jan-09      10.62
  42     25-Feb-09      10.61
  43     25-Mar-09      11.73
  44     25-Apr-09      10.59
  45     25-May-09      10.99
  46     25-Jun-09      11.32
  47     25-Jul-09      11.68
  48     25-Aug-09      11.29
  49     25-Sep-09      11.28
  50     25-Oct-09      11.64
  51     25-Nov-09      11.32
  52     25-Dec-09      11.72
  53     25-Jan-10      11.33
  54     25-Feb-10      11.32
  55     25-Mar-10      12.52
  56     25-Apr-10      11.29
  57     25-May-10      11.66
  58     25-Jun-10      11.30
  59     25-Jul-10      11.67
  60     25-Aug-10      11.28
  61     25-Sep-10      11.26
  62     25-Oct-10      11.63
  63     25-Nov-10      11.24
  64     25-Dec-10      11.61
  65     25-Jan-11      11.22
  66     25-Feb-11      11.21
  67     25-Mar-11      12.39
  68     25-Apr-11      11.18
  69     25-May-11      11.54
  70     25-Jun-11      11.16
  71     25-Jul-11      11.52

(1)  Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and the call is exercised at the earliest possible date and includes all cash proceeds from the related Cap.
     Assumes 1 month and 6 month LIBOR equal 20%.

                                                                              30

           Group II Certificates Effective Available Funds Cap ("AFC")

Period      Date     AFC (%)(1)
-------------------------------
   1     25-Sep-05       NA
   2     25-Oct-05     10.00
   3     25-Nov-05     10.00
   4     25-Dec-05     10.00
   5     25-Jan-06     10.00
   6     25-Feb-06     10.00
   7     25-Mar-06     10.00
   8     25-Apr-06     10.00
   9     25-May-06     10.00
  10     25-Jun-06     10.00
  11     25-Jul-06     10.00
  12     25-Aug-06     10.00
  13     25-Sep-06     10.00
  14     25-Oct-06     10.00
  15     25-Nov-06     10.00
  16     25-Dec-06     10.00
  17     25-Jan-07     10.00
  18     25-Feb-07     10.00
  19     25-Mar-07     10.00
  20     25-Apr-07     10.00
  21     25-May-07     10.00
  22     25-Jun-07     10.00
  23     25-Jul-07     10.00
  24     25-Aug-07     10.00
  25     25-Sep-07     10.00
  26     25-Oct-07     10.00
  27     25-Nov-07     10.00
  28     25-Dec-07     10.00
  29     25-Jan-08     10.00
  30     25-Feb-08     10.00
  31     25-Mar-08     10.00
  32     25-Apr-08     10.00
  33     25-May-08     10.00
  34     25-Jun-08     10.00
  35     25-Jul-08     10.27
  36     25-Aug-08     10.00
  37     25-Sep-08     10.00
  38     25-Oct-08     10.25
  39     25-Nov-08     10.00
  40     25-Dec-08     11.03
  41     25-Jan-09     10.66
  42     25-Feb-09     10.65
  43     25-Mar-09     11.79
  44     25-Apr-09     10.64
  45     25-May-09     11.04
  46     25-Jun-09     11.38
  47     25-Jul-09     11.74
  48     25-Aug-09     11.35
  49     25-Sep-09     11.34
  50     25-Oct-09     11.71
  51     25-Nov-09     11.37
  52     25-Dec-09     11.83
  53     25-Jan-10     11.44
  54     25-Feb-10     11.42
  55     25-Mar-10     12.63
  56     25-Apr-10     11.40
  57     25-May-10     11.76
  58     25-Jun-10     11.40
  59     25-Jul-10     11.78
  60     25-Aug-10     11.38
  61     25-Sep-10     11.37
  62     25-Oct-10     11.73
  63     25-Nov-10     11.34
  64     25-Dec-10     11.72
  65     25-Jan-11     11.33
  66     25-Feb-11     11.31
  67     25-Mar-11     12.51
  68     25-Apr-11     11.28
  69     25-May-11     11.65
  70     25-Jun-11     11.27
  71     25-Jul-11     11.63

(2)  Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and the call is exercised at the earliest possible date and includes all cash proceeds from the related Cap.
     Assumes 1 month and 6 month LIBOR equal 20%.

                                                                              31

          Group III Certificates Effective Available Funds Cap ("AFC")

Period     Date      AFC (%)(1)
-------------------------------
  1      25-Sep-05        NA
  2      25-Oct-05      10.00
  3      25-Nov-05      10.00
  4      25-Dec-05      10.00
  5      25-Jan-06      10.00
  6      25-Feb-06      10.00
  7      25-Mar-06      10.00
  8      25-Apr-06      10.00
  9      25-May-06      10.00
  10     25-Jun-06      10.00
  11     25-Jul-06      10.00
  12     25-Aug-06      10.00
  13     25-Sep-06      10.00
  14     25-Oct-06      10.00
  15     25-Nov-06      10.00
  16     25-Dec-06      10.00
  17     25-Jan-07      10.00
  18     25-Feb-07      10.00
  19     25-Mar-07      10.00
  20     25-Apr-07      10.00
  21     25-May-07      10.00
  22     25-Jun-07      10.00
  23     25-Jul-07      10.00
  24     25-Aug-07      10.00
  25     25-Sep-07      10.00
  26     25-Oct-07      10.00
  27     25-Nov-07      10.00
  28     25-Dec-07      10.00
  29     25-Jan-08      10.00
  30     25-Feb-08      10.00
  31     25-Mar-08      10.00
  32     25-Apr-08      10.00
  33     25-May-08      10.00
  34     25-Jun-08      10.00
  35     25-Jul-08      10.00
  36     25-Aug-08      10.00
  37     25-Sep-08      10.00
  38     25-Oct-08      10.00
  39     25-Nov-08      10.00
  40     25-Dec-08      10.85
  41     25-Jan-09      10.49
  42     25-Feb-09      10.49
  43     25-Mar-09      11.61
  44     25-Apr-09      10.48
  45     25-May-09      10.98
  46     25-Jun-09      11.34
  47     25-Jul-09      11.72
  48     25-Aug-09      11.33
  49     25-Sep-09      11.33
  50     25-Oct-09      11.70
  51     25-Nov-09      11.46
  52     25-Dec-09      11.97
  53     25-Jan-10      11.58
  54     25-Feb-10      11.57
  55     25-Mar-10      12.80
  56     25-Apr-10      11.56
  57     25-May-10      11.94
  58     25-Jun-10      11.57
  59     25-Jul-10      11.95
  60     25-Aug-10      11.56
  61     25-Sep-10      11.55
  62     25-Oct-10      11.93
  63     25-Nov-10      11.54
  64     25-Dec-10      11.93
  65     25-Jan-11      11.54
  66     25-Feb-11      11.53
  67     25-Mar-11      12.76
  68     25-Apr-11      11.51
  69     25-May-11      11.89
  70     25-Jun-11      11.51
  71     25-Jul-11      11.89

(3)  Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and the call is exercised at the earliest possible date and includes all cash proceeds from the related Cap.
     Assumes 1 month and 6 month LIBOR equal 20%.

                                                                              32

           Class M Certificates Effective Available Funds Cap ("AFC")

Period     Date      AFC (%)(1)
-------------------------------
  1      25-Sep-05        NA
  2      25-Oct-05       9.50
  3      25-Nov-05       9.50
  4      25-Dec-05       9.50
  5      25-Jan-06       9.50
  6      25-Feb-06       9.50
  7      25-Mar-06       9.50
  8      25-Apr-06       9.50
  9      25-May-06       9.50
  10     25-Jun-06       9.50
  11     25-Jul-06       9.50
  12     25-Aug-06       9.50
  13     25-Sep-06       9.50
  14     25-Oct-06       9.50
  15     25-Nov-06       9.50
  16     25-Dec-06       9.50
  17     25-Jan-07       9.50
  18     25-Feb-07       9.50
  19     25-Mar-07       9.50
  20     25-Apr-07       9.50
  21     25-May-07       9.50
  22     25-Jun-07       9.50
  23     25-Jul-07       9.50
  24     25-Aug-07       9.50
  25     25-Sep-07       9.50
  26     25-Oct-07       9.50
  27     25-Nov-07       9.50
  28     25-Dec-07       9.50
  29     25-Jan-08       9.50
  30     25-Feb-08       9.50
  31     25-Mar-08       9.50
  32     25-Apr-08       9.50
  33     25-May-08       9.50
  34     25-Jun-08       9.78
  35     25-Jul-08      10.10
  36     25-Aug-08       9.77
  37     25-Sep-08       9.77
  38     25-Oct-08      10.09
  39     25-Nov-08       9.86
  40     25-Dec-08      10.93
  41     25-Jan-09      10.57
  42     25-Feb-09      10.56
  43     25-Mar-09      11.69
  44     25-Apr-09      10.55
  45     25-May-09      11.00
  46     25-Jun-09      11.35
  47     25-Jul-09      11.72
  48     25-Aug-09      11.33
  49     25-Sep-09      11.32
  50     25-Oct-09      11.69
  51     25-Nov-09      11.41
  52     25-Dec-09      11.88
  53     25-Jan-10      11.49
  54     25-Feb-10      11.48
  55     25-Mar-10      12.70
  56     25-Apr-10      11.46
  57     25-May-10      11.83
  58     25-Jun-10      11.47
  59     25-Jul-10      11.85
  60     25-Aug-10      11.45
  61     25-Sep-10      11.44
  62     25-Oct-10      11.81
  63     25-Nov-10      11.42
  64     25-Dec-10      11.80
  65     25-Jan-11      11.41
  66     25-Feb-11      11.40
  67     25-Mar-11      12.61
  68     25-Apr-11      11.38
  69     25-May-11      11.75
  70     25-Jun-11      11.37
  71     25-Jul-11      11.74

(1)  Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and the call is exercised at the earliest possible date and includes all cash proceeds from the related Cap.
     Assumes 1 month and 6 month LIBOR equal 20%.

                                                                              33

                               BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, where the referenced Class first incurs a writedown.
Calculations are run to maturity at forward LIBOR. Other assumptions incorporated include:

     (1)  prepayment speed is 115% PPC for Fixed Rate Mortgages and 100% PPC for
          Adjustable Rate Mortgages,

     (2)  40% loss severity, 50% loss severity, 60% loss severity

     (3)  12 month lag from default to loss,

     (4)  no overcollateralization stepdown, and

     (5)  trigger events are always in effect.

-------------------------------------------------------------------------------------------
                                             Forward LIBOR
             ------------------------------------------------------------------------------
                 40% Loss Severity          50% Loss Severity          60% Loss Severity
             ------------------------------------------------------------------------------
             CDR Break %   Cum Loss %   CDR Break %   Cum Loss %   CDR Break %   Cum Loss %
-------------------------------------------------------------------------------------------
 Class M-1       28.5        20.28          21.2        20.77          16.9         21.13
-------------------------------------------------------------------------------------------
 Class M-2       22.9        17.53          17.4        18.00          14.0         18.29
-------------------------------------------------------------------------------------------
 Class M-3       19.7        15.77          15.1        16.17          12.2         16.40
-------------------------------------------------------------------------------------------
 Class M-4       17.4        14.40          13.4        14.73          10.9         14.96
-------------------------------------------------------------------------------------------
 Class M-5       15.3        13.07          11.8        13.30           9.7         13.58
-------------------------------------------------------------------------------------------
 Class M-6       13.4        11.78          10.5        12.09           8.6         12.27
-------------------------------------------------------------------------------------------
 Class M-7       11.7        10.57           9.2        10.83           7.6         11.03
-------------------------------------------------------------------------------------------
 Class M-8       10.4         9.60           8.2         9.81           6.7         9.88
-------------------------------------------------------------------------------------------
 Class M-9        9.1         8.58           7.2         8.77           5.9         8.82
-------------------------------------------------------------------------------------------
Class M-10        8.0         7.69           6.4         7.90           5.3         8.01
-------------------------------------------------------------------------------------------
 Class B-1        6.8         6.67           5.4         6.79           4.5         6.90
-------------------------------------------------------------------------------------------
 Class B-2        5.6         5.61           4.5         5.75           3.8         5.90
-------------------------------------------------------------------------------------------
 Class B-3        4.8         4.88           3.9         5.04           3.3         5.18
-------------------------------------------------------------------------------------------

                                                                              34

                                 MORTGAGE LOANS

The Mortgage Loans primarily consist of closed-end, first lien, fixed and adjustable rate home equity loans described herein. The obligations of the
Borrower under each mortgage are secured by the related property.

The information concerning the Mortgage Loans presented below is based on a statistical pool of loans originated through [May 2005]. The final pool will be approximately $[2,775,000,000] (+/-10%) and the characteristics noted below are representative of the final pool, but subject to variances based on final delivery.

LBMLT 2005-WL2 Collateral Summary

-------------------------------------------------------------------------------------------------------------------------------
                                           Total                ARM              Fixed         Interest Only        40 Year
                                        Collateral          Collateral         Collateral        Collateral       Collateral
Characteristics                          Summary              Summary           Summary           Summary          Summary
-------------------------------------------------------------------------------------------------------------------------------
Current Balance                     $2,969,996,809.47   $2,719,413,345.98   $250,583,463.49   $277,019,492.70   $748,073,294.64
Number of Loans                          15,057              13,382              1,675              921              2,905
Average Current Balance                $197,250.24         $203,214.27        $149,602.07       $300,781.21       $257,512.32
Interest Only Loans                       9.33%              10.19%              0.00%            100.00%            0.00%
Fixed Rate Loans                          8.44%               0.00%             100.00%            0.00%             3.98%
Adjustable Rate Loans                    91.56%              100.00%             0.00%            100.00%           96.02%
W.A. Coupon                              7.343%              7.335%              7.427%            6.882%           6.856%
W.A. Margin                              5.109%              5.109%               N/A              5.008%           5.022%
W.A. Maximum Rate                        13.336%             13.336%              N/A             12.882%           12.847%
W.A. Initial Rate Adjustment Cap         2.031%              2.031%               N/A              1.099%           2.470%
W.A. Periodic Rate Adjustment Cap        1.000%              1.000%               N/A              1.000%           1.000%
W.A. Original LTV                        81.02%              81.32%              77.83%            81.36%           80.34%
W.A. Original Term                         390                 392                368               360               480
W.A. Remaining Term                        387                 389                365               357               477
Non-Zero W.A. FICO                         629                 629                635               658               650
Owner Occupied                           90.15%              90.22%              89.39%            84.86%           97.53%
Prepayment Penalty Percentage            68.59%              67.82%              76.91%            75.97%           81.85%
First Lien Percentage                    100.00%             100.00%            100.00%           100.00%           100.00%
Second Lien Percentage                    0.00%               0.00%              0.00%             0.00%             0.00%
Top 5 States                           CA(34.77%)          CA(35.85%)          CA(23.15%)        CA(59.19%)       CA(60.21%)
                                        FL(8.22%)           FL(8.23%)          TX(15.35%)        FL(6.68%)         WA(6.93%)
                                        IL(7.74%)           IL(8.07%)          FL(8.12%)         IL(4.98%)         FL(6.22%)
                                        TX(5.44%)           TX(4.52%)          NY(6.86%)         MD(4.35%)         CO(4.08%)
                                        NY(4.30%)           NY(4.06%)          IL(4.13%)         NY(3.37%)         IL(2.94%)
Conforming By Balance Percentage         74.88%              73.86%              86.00%            55.21%           64.50%
-------------------------------------------------------------------------------------------------------------------------------

                                                                              35

LBMLT 2005-WL2 Collateral Summary (Cont'd)

-------------------------------------------------------------------------------------------------------------
                                           Total             Group I          Group II           Group III
                                        Collateral         Collateral        Collateral         Collateral
Characteristics                           Summary            Summary           Summary            Summary
-------------------------------------------------------------------------------------------------------------
Current Balance                     $2,969,996,809.47   $491,404,553.91   $944,998,988.22   $1,533,593,267.34
Number of Loans                           15,057             3,601             6,603              4,853
Average Current Balance                $197,250.24        $136,463.36        143,116.61        $316,009.33
Interest Only Loans                       9.33%              1.74%             7.94%              12.61%
Fixed Rate Loans                          8.44%              12.87%            12.00%             4.82%
Adjustable Rate Loans                     91.56%             87.13%            88.00%             95.18%
W.A. Coupon                               7.343%             7.619%            7.649%             7.066%
W.A. Margin                               5.109%             5.138%            5.165%             5.069%
W.A. Maximum Rate                        13.336%            13.621%           13.662%            13.068%
W.A. Initial Rate Adjustment Cap          2.031%             2.061%            1.992%             2.044%
W.A. Periodic Rate Adjustment Cap         1.000%             1.000%            1.000%             1.000%
W.A. Original LTV                         81.02%             80.64%            80.87%             81.24%
W.A. Original Term                         390                378               376                402
W.A. Remaining Term                        387                375               373                399
Non-Zero W.A. FICO                         629                614               614                644
Owner Occupied                            90.15%             87.38%            81.34%             96.47%
Prepayment Penalty Percentage             68.59%             68.26%            66.34%             70.07%
First Lien Percentage                    100.00%            100.00%           100.00%            100.00%
Second Lien Percentage                    0.00%              0.00%             0.00%              0.00%
Top 5 States                            CA(34.77%)        CA(17.12%)        CA(19.84%)         CA(49.63%)
                                        FL(8.22%)         FL(10.99%)         IL(9.00%)          FL(7.25%)
                                        IL(7.74%)         TX(10.75%)         FL(8.35%)          IL(6.53%)
                                        TX(5.44%)          IL(9.10%)         TX(6.71%)          NY(6.41%)
                                        NY(4.30%)          WA(4.03%)         WA(4.35%)          NJ(3.54%}
Conforming By Balance Percentage          74.88%            100.00%           100.00%             51.36%
-------------------------------------------------------------------------------------------------------------

                                                                              36

                              Eight sets of tables follow.

The first set of tables is the Total Collateral.

The second set of tables is the Adjustable Rate Collateral.

The third set of tables is the Fixed Rate Collateral.

The fourth set of tables is the Interest Only Collateral.

The fifth set of tables is the 40 Year Collateral.

The sixth set of tables is the Group I Pool which consist of Conforming
Collateral that conforms with Fannie Mae or Freddie Mac Guidelines.

The seventh set of tables is the Group II Pool which consist of Conforming
Collateral that conforms with Fannie Mae or Freddie Mac Guidelines.

The eighth set of tables is the Group III Collateral which consists of collateral that may or may not conform to Fannie Mae or Freddie Mac Guidelines.

                                                                              37

                                TOTAL COLLATERAL

                        PRINCIPAL BALANCE AT ORIGINATION

                                                               % of Loans                                     Weighted
                                 Number       Aggregated       by Original   Weighted   Weighted   Weighted   Average %
      Principal Balance            Of     Original Principal    Principal    Average     Average    Average     Owner
      at Origination ($)          Loans        Balance           Balance       FICO        LTV      Coupon    Occupied
-----------------------------------------------------------------------------------------------------------------------
       1 -  25,000                    9    $      211,375.00       0.01%        580       64.58%    9.564%      56.68%
  25,001 -  50,000                  641        27,365,188.60       0.92         613       81.96     9.126       55.67
  50,001 -  75,000                1,332        83,671,078.50       2.82         618       82.77     8.685       67.34
  75,001 - 100,000                1,714       150,938,333.70       5.08         613       81.61     7.901       82.07
 100,001 - 125,000                1,654       187,043,249.80       6.29         615       81.02     7.692       87.37
 125,001 - 150,000                1,510       207,399,965.56       6.98         621       80.62     7.561       90.26
 150,001 - 175,000                1,311       212,135,007.40       7.14         623       80.77     7.384       90.62
 175,001 - 200,000                1,235       231,618,064.79       7.79         621       80.59     7.376       91.98
 200,001 - 250,000                1,619       362,993,695.40      12.22         629       80.66     7.273       91.74
 250,001 - 300,000                1,336       366,666,795.82      12.34         631       80.73     7.066       93.70
 300,001 - 400,000                1,497       517,450,079.40      17.41         637       81.36     7.074       93.21
 400,001 - 500,000                  701       313,637,677.40      10.56         643       81.40     6.976       92.85
 500,001 - 600,000                  289       158,381,064.00       5.33         645       82.32     7.238       90.94
 600,001 - 700,000                  114        73,148,999.00       2.46         639       81.58     7.447       86.03
700,001 or greater                   95        78,710,184.47       2.65         632       76.98     7.568       89.26
-----------------------------------------------------------------------------------------------------------------------
   Total:                        15,057    $2,971,370,758.84     100.00%        629       81.02%    7.343%      90.15%
=======================================================================================================================

                    REMAINING PRINCIPAL BALANCES OF THE LOANS

                                                                 % of Loans                                     Weighted
                                 Number        Aggregated       by Remaining   Weighted   Weighted   Weighted   Average %
      Remaining Principal          Of     Remaining Principal     Principal     Average    Average    Average     Owner
           Balance ($)            Loans         Balance           Balance        FICO       LTV       Coupon    Occupied
-------------------------------------------------------------------------------------------------------------------------
      1 -  25,000                     9    $      211,352.90         0.01%        580       64.58%     9.564%     56.68%
 25,001 -  50,000                   642        27,403,306.68         0.92         613       81.96      9.124      55.75
 50,001 -  75,000                 1,335        83,890,575.95         2.82         618       82.76      8.680      67.35
 75,001 - 100,000                 1,710       150,560,885.35         5.07         613       81.61      7.902      82.08
100,001 - 125,000                 1,656       187,199,737.49         6.30         615       81.03      7.691      87.26
125,001 - 150,000                 1,508       207,042,078.26         6.97         621       80.61      7.562      90.37
150,001 - 175,000                 1,312       212,197,086.98         7.14         623       80.78      7.384      90.63
175,001 - 200,000                 1,235       231,496,764.25         7.79         621       80.58      7.375      91.98
200,001 - 250,000                 1,620       363,121,694.89        12.23         629       80.67      7.272      91.75
250,001 - 300,000                 1,334       365,988,361.19        12.32         631       80.72      7.066      93.69
300,001 - 400,000                 1,497       517,217,124.89        17.41         637       81.36      7.074      93.21
400,001 - 500,000                   701       313,509,964.21        10.56         643       81.40      6.976      92.85
500,001 - 600,000                   289       158,327,807.49         5.33         645       82.32      7.238      90.94
600,001 - 700,000                   114        73,131,389.89         2.46         639       81.58      7.447      86.03
700,001 or greater                   95        78,698,679.05         2.65         632       76.98      7.568      89.26
-------------------------------------------------------------------------------------------------------------------------
   Total:                        15,057    $2,969,996,809.47       100.00%        629       81.02%     7.343%     90.15%
=========================================================================================================================

                                                                              38

                                   FICO SCORES

                                                                 % of Loans                                     Weighted
                                 Number        Aggregated       by Remaining   Weighted   Weighted   Weighted   Average %
                                   Of     Remaining Principal     Principal     Average    Average    Average     Owner
FICO Scores                       Loans         Balance            Balance       FICO       LTV       Coupon    Occupied
--------------------------------------------------------------------------------------------------------------------------
No FICO                               1    $      143,721.98         0.00%          0       78.26%     9.150%     100.00%
451 - 475                             1            93,750.00         0.00         465       75.00      8.200        0.00
476 - 500                            27         4,673,588.72         0.16         497       72.76      8.634       96.39
501 - 525                           664       117,755,118.15         3.96         514       74.62      8.744       97.16
526 - 550                           964       182,439,345.06         6.14         540       78.71      8.403       95.29
551 - 575                         1,270       233,433,718.60         7.86         564       82.18      8.073       94.32
576 - 600                         2,371       403,366,669.27        13.58         588       81.59      7.439       94.00
601 - 625                         2,588       483,406,808.41        16.28         614       81.30      7.156       93.20
626 - 650                         2,574       513,200,850.95        17.28         637       81.06      7.150       90.37
651 - 675                         1,834       386,165,715.98        13.00         662       81.37      7.094       86.99
676 - 700                         1,242       282,004,670.85         9.50         687       81.78      6.914       83.34
701 - 725                           738       174,389,127.81         5.87         712       81.96      6.878       82.08
726 - 750                           477       113,864,369.68         3.83         737       81.79      6.909       81.62
751 - 775                           206        47,978,678.29         1.62         761       80.41      6.890       85.15
776 - 800                            88        23,887,854.41         0.80         785       80.86      6.740       84.56
801 - 825                            12         3,192,821.31         0.11         805       81.91      7.000       92.48
--------------------------------------------------------------------------------------------------------------------------
   Total:                        15,057    $2,969,996,809.47       100.00%        629       81.02%     7.343%      90.15%
==========================================================================================================================

Note: Pre-due diligence collateral. No loans with a FICO score below 500 will be included in the final pool.

                                  ORIGINAL TERM

                                                                 % of Loans                                     Weighted
                                 Number        Aggregated       by Remaining   Weighted   Weighted   Weighted   Average %
Original Term                      Of     Remaining Principal     Principal     Average    Average    Average    Owner
   (mths)                         Loans         Balance           Balance        FICO       LTV       Coupon    Occupied
-------------------------------------------------------------------------------------------------------------------------
121 - 180                            75    $    7,506,423.49         0.25%        615       72.32%     7.688%     90.88%
181 - 240                            13         1,428,574.03         0.05         625       74.24      7.219     100.00
301 - 360                        12,064     2,212,988,517.31        74.51         623       81.29      7.506      87.65
361 or greater                    2,905       748,073,294.64        25.19         650       80.34      6.856      97.53
-------------------------------------------------------------------------------------------------------------------------
   Total:                        15,057    $2,969,996,809.47       100.00%        629       81.02%     7.343%     90.15%
=========================================================================================================================

                    REMAINING MONTHS TO MATURITY OF THE LOANS

                                                                 % of Loans                                     Weighted
                                 Number        Aggregated       by Remaining   Weighted   Weighted   Weighted   Average %
Remaining Term                    Of      Remaining Principal     Principal     Average    Average    Average     Owner
    (mths)                       Loans          Balance           Balance        FICO       LTV       Coupon    Occupied
-------------------------------------------------------------------------------------------------------------------------
180 or less                          75    $    7,506,423.49         0.25%        615       72.32%     7.688%    90.88%
181 - 348                            18         2,298,861.69         0.08         627       76.18      7.188     98.52
349 - 360                        12,059     2,212,118,229.65        74.48         623       81.29      7.506     87.65
421 - 480                         2,905       748,073,294.64        25.19         650       80.34      6.856     97.53
-------------------------------------------------------------------------------------------------------------------------
   Total:                        15,057    $2,969,996,809.47       100.00%        629       81.02%     7.343%    90.15%
=========================================================================================================================

                                                                              39

                           PROPERTY TYPES OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
         Property Type           of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
SFR                               10,973    $2,089,579,174.96      70.36%       626      80.90%     7.375%      91.82%
PUD                                1,794       393,899,648.01      13.26        624      81.36      7.271       94.70
2 - 4 Family                       1,144       281,250,064.11       9.47        653      81.14      7.299       71.99
Condominium                        1,112       200,298,650.59       6.74        644      81.55      7.209       89.23
Townhouse                             34         4,969,271.80       0.17        625      80.50      7.329       95.87
-----------------------------------------------------------------------------------------------------------------------
   Total:                         15,057    $2,969,996,809.47     100.00%       629      81.02%     7.343%      90.15%
=======================================================================================================================

                          OCCUPANCY STATUS OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
           Occupancy              Number        Remaining        Principal    Average    Average    Average     Owner
            Status               of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
Owner-Occupied                    13,007    $2,677,566,169.69      90.15%       627      80.59%     7.260%     100.00%
Non Owner                          1,882       255,647,724.98       8.61        656      84.98      8.197        0.00
Second Home                          168        36,782,914.80       1.24        657      85.31      7.420        0.00
-----------------------------------------------------------------------------------------------------------------------
   Total:                         15,057    $2,969,996,809.47     100.00%       629      81.02%     7.343%      90.15%
=======================================================================================================================

                              PURPOSE OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
            Purpose              of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
Purchase                           8,908    $1,681,111,694.89      56.60%       648      82.03%     7.219%      90.39%
Refi-Cash Out                      5,627     1,180,045,484.48      39.73        607      79.94      7.470       89.35
Refi-Rate/Term                       522       108,839,630.10       3.66        600      77.34      7.878       95.15
-----------------------------------------------------------------------------------------------------------------------
   Total:                         15,057    $2,969,996,809.47     100.00%       629      81.02%     7.343%      90.15%
=======================================================================================================================

                                                                              40

                    ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
       Original Loan-to-                        Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
        Value Ratio of            Number        Remaining        Principal    Average    Average    Average     Owner
          Loans (%)              of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
50.00 or less                        193    $   27,384,187.71       0.92%       596      41.32%     7.422%      94.63%
50.01 - 60.00                        256        49,981,729.29       1.68        594      56.17      7.507       87.65
60.01 - 70.00                        708       142,979,312.30       4.81        580      66.56      7.692       90.87
70.01 - 80.00                      9,293     1,898,925,848.78      63.94        639      79.50      7.026       96.96
80.01 - 90.00                      3,623       672,036,823.71      22.63        621      88.04      7.881       69.41
90.01 - 100.00                       984       178,688,907.68       6.02        616      95.50      8.348       95.24
-----------------------------------------------------------------------------------------------------------------------
   Total:                         15,057    $2,969,996,809.47     100.00%       629      81.02%     7.343%      90.15%
=======================================================================================================================

               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

                                                                % of Loans
                                                                    by                                         Weighted
          Geographic                            Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
        Distribution by           Number        Remaining        Principal    Average    Average    Average     Owner
            Balance              of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------

Alabama                              136    $   14,070,929.23      0.47%        612      84.74%     8.155%      87.08%
Alaska                                67        13,644,298.90      0.46         638      81.42      7.175       94.89
Arizona                              256        45,249,492.14      1.52         619      81.91      7.412       87.82
Arkansas                              53         4,429,145.23      0.15         600      88.27      8.877       85.56
California                         3,355     1,032,773,462.85     34.77         639      79.53      6.995       93.28
Colorado                             436        80,337,429.67      2.70         623      81.37      7.135       94.00
Connecticut                          166        35,456,967.20      1.19         602      80.07      7.643       87.54
Delaware                              15         2,624,160.94      0.09         611      83.56      8.263       87.22
Florida                            1,360       244,058,726.04      8.22         629      81.56      7.472       89.08
Georgia                              496        77,762,779.67      2.62         621      84.05      7.712       80.70
Hawaii                                22         7,900,920.60      0.27         661      78.48      7.151       79.09
Idaho                                 15         2,597,389.02      0.09         577      81.25      8.094       88.63
Illinois                           1,257       229,863,830.56      7.74         634      81.82      7.323       91.14
Indiana                              218        17,745,925.51      0.60         611      84.64      8.354       66.44
Iowa                                  77         8,712,070.08      0.29         608      83.74      7.902       95.22
Kansas                                31         3,604,955.81      0.12         643      83.58      7.993       71.59
Kentucky                              50         5,181,260.87      0.17         623      84.68      7.797       80.69
Louisiana                            126        11,596,438.33      0.39         591      81.42      8.521       87.17
Maine                                 22         4,005,615.31      0.13         643      81.15      6.916       77.63
Maryland                             443        98,540,298.77      3.32         621      81.03      7.301       91.17
Massachusetts                        168        45,131,440.50      1.52         628      79.85      7.567       91.11

                                                                              41

                                                                % of Loans
                                                                    by                                         Weighted
          Geographic                            Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
        Distribution by           Number        Remaining        Principal    Average    Average    Average     Owner
            Balance              of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
Michigan                             462        50,932,760.57       1.71        615      85.25      8.106        74.66
Minnesota                             84        14,332,599.12       0.48        616      85.59      8.157        68.71
Missouri                             175        16,912,786.30       0.57        599      84.42      8.211        80.09
Montana                               25         4,004,988.98       0.13        616      80.77      7.345        96.95
Nebraska                             115        10,122,293.36       0.34        609      82.05      8.063        92.00
Nevada                               145        31,806,813.77       1.07        631      80.35      7.125        92.62
New Hampshire                         36         6,923,266.09       0.23        595      81.33      7.720        93.65
New Jersey                           412       105,266,488.62       3.54        627      81.19      7.594        87.67
New Mexico                            47         6,972,565.72       0.23        598      84.52      7.777        97.64
New York                             385       127,592,307.10       4.30        653      80.36      7.173        89.16
North Carolina                       245        29,641,574.23       1.00        615      83.39      7.959        79.15
North Dakota                           8           562,599.81       0.02        630      80.65      7.935        92.80
Ohio                                 230        23,764,816.21       0.80        611      88.70      8.302        60.18
Oklahoma                             113        10,317,292.73       0.35        605      82.89      8.428        86.55
Oregon                               296        48,027,250.28       1.62        625      80.49      7.074        89.33
Pennsylvania                         324        35,587,323.29       1.20        611      83.23      8.304        80.64
Rhode Island                          60        11,946,330.94       0.40        632      79.62      7.307        92.63
South Carolina                        87         9,491,811.08       0.32        607      82.87      7.827        95.42
South Dakota                          12         1,724,262.25       0.06        619      82.07      7.253       100.00
Tennessee                            409        41,973,147.17       1.41        610      84.29      8.058        86.83
Texas                              1,386       161,475,342.11       5.44        615      81.47      7.900        91.81
Utah                                 150        24,381,748.51       0.82        635      81.75      7.451        88.29
Vermont                                9         1,750,399.65       0.06        643      80.36      7.779        64.76
Washington                           544       105,219,921.86       3.54        626      81.36      6.973        94.41
Virginia                             307        71,821,109.38       2.42        625      80.56      7.201        96.17
West Virginia                         15         2,095,675.77       0.07        587      82.49      7.554       100.00
Wisconsin                            157        20,241,533.51       0.68        615      82.77      7.859        88.31
Wyoming                               15         1,661,206.08       0.06        592      81.65      7.796       100.00
Washington DC                         35         8,159,057.75       0.27        622      73.57      7.590        71.70
-----------------------------------------------------------------------------------------------------------------------
   Total:                         15,057    $2,969,996,809.47     100.00%       629      81.02%     7.343%       90.15%
=======================================================================================================================

Number of States Represented: 49 and District of Columbia

                                                                              42

                       LOAN PROGRAMS OF THE MORTGAGE LOANS

                                                                   % of Loans
                                                                       by                                         Weighted
                                                  Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
                                 Number of   Remaining Principal    Principal    Average    Average    Average     Owner
            Program                Loans            Balance          Balance      FICO        LTV      Coupon     Occupied
--------------------------------------------------------------------------------------------------------------------------
Full                                9,362     $1,691,759,635.53       56.96%       609      81.11%     7.311%      91.57%
Stated                              5,456      1,222,123,511.97       41.15        660      80.84      7.378       88.15
Limited                               239         56,113,661.97        1.89        604      82.53      7.537       91.15
--------------------------------------------------------------------------------------------------------------------------
   Total:                          15,057     $2,969,996,809.47      100.00%       629      81.02%     7.343%      90.15%
==========================================================================================================================

                       CURRENT MORTGAGE RATES OF THE LOANS

                                                                   % of Loans
                                                                       by                                         Weighted
                                                  Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
                                 Number of   Remaining Principal    Principal    Average    Average    Average     Owner
      Mortgage Rate (%)            Loans            Balance          Balance      FICO        LTV      Coupon     Occupied
--------------------------------------------------------------------------------------------------------------------------
5.000 or less                           1     $      320,000.00        0.01%       666      80.00%     4.850%     100.00%
5.001 - 5.500                          73         20,258,605.51        0.68        660      77.94      5.383       99.09
5.501 - 6.000                         569        156,129,528.05        5.26        656      79.14      5.823       98.94
6.001 - 6.500                       1,773        434,170,519.54       14.62        654      78.69      6.313       98.23
6.501 - 7.000                       2,959        695,724,034.64       23.43        648      79.51      6.767       96.83
7.001 - 7.500                       2,625        544,065,686.41       18.32        637      80.73      7.260       91.97
7.501 - 8.000                       2,397        454,798,287.75       15.31        619      82.13      7.757       85.08
8.001 - 8.500                       1,598        271,024,018.19        9.13        602      84.18      8.262       78.34
8.501 - 9.000                       1,401        208,404,995.62        7.02        587      85.25      8.762       76.58
9.001 - 9.500                         732         89,135,424.33        3.00        577      85.33      9.240       74.74
9.501 - 10.000                        527         59,950,160.52        2.02        571      83.61      9.742       78.19
10.001 - 10.500                       176         14,781,630.99        0.50        563      81.55     10.271       75.26
10.501 - 11.000                       111         10,117,164.27        0.34        558      75.51     10.763       87.17
11.001 - 11.500                        66          5,979,590.58        0.20        541      70.98     11.272       89.82
11.501 - 12.000                        33          3,179,168.25        0.11        528      67.02     11.800       83.24
12.001 - 12.500                        16          1,957,994.82        0.07        522      61.99     12.158       95.25
--------------------------------------------------------------------------------------------------------------------------
   Total:                          15,057     $2,969,996,809.47      100.00%       629      81.02%     7.343%      90.15%
==========================================================================================================================

                                                                              43

                           MAXIMUM RATES OF THE LOANS

                                                                   % of Loans
                                                                       by                                         Weighted
                                                  Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
                                 Number of   Remaining Principal    Principal    Average    Average    Average     Owner
       Maximum Rate (%)            Loans            Balance          Balance      FICO        LTV      Coupon     Occupied
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    1,675     $  250,583,463.49        8.44%       635      77.83%     7.427%      89.39%
10.501 - 11.000                         1            320,000.00        0.01        666      80.00      4.850      100.00
11.001 - 11.500                        73         20,258,605.51        0.68        660      77.94      5.383       99.09
11.501 - 12.000                       568        155,728,909.27        5.24        657      79.15      5.823       98.94
12.001 - 12.500                     1,575        386,999,812.55       13.03        653      79.37      6.308       98.21
12.501 - 13.000                     2,653        633,824,141.03       21.34        649      79.78      6.765       96.71
13.001 - 13.500                     2,365        502,334,433.70       16.91        637      80.92      7.255       92.02
13.501 - 14.000                     2,082        409,565,524.57       13.79        618      82.46      7.755       84.90
14.001 - 14.500                     1,428        249,344,233.87        8.40        600      84.46      8.262       78.28
14.501 - 15.000                     1,221        191,704,295.46        6.45        585      85.64      8.758       77.16
15.001 - 15.500                       636         82,064,985.44        2.76        575      85.37      9.227       75.72
15.501 - 16.000                       441         54,429,874.29        1.83        569      83.55      9.728       80.23
16.001 - 16.500                       145         13,595,435.48        0.46        563      81.57     10.242       74.86
16.501 - 17.000                        96          9,376,321.20        0.32        557      74.97     10.756       88.26
17.001 - 17.500                        53          5,083,995.13        0.17        540      69.49     11.287       90.09
17.501 - 18.000                        30          2,980,783.66        0.10        529      67.06     11.799       82.13
18.001 - 18.500                        15          1,801,994.82        0.06        524      61.73     12.167       94.84
--------------------------------------------------------------------------------------------------------------------------
   Total:                          15,057     $2,969,996,809.47      100.00%       629      81.02%     7.343%      90.15%
==========================================================================================================================

                           GROSS MARGINS OF THE LOANS

                                                                   % of Loans
                                                                       by                                         Weighted
                                                  Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
                                 Number of   Remaining Principal    Principal    Average    Average    Average     Owner
       Gross Margin (%)            Loans            Balance          Balance      FICO        LTV      Coupon     Occupied
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    1,675     $  250,583,463.49        8.44%       635      77.83%     7.427%      89.39%
4.001 - 4.500                           3            881,563.23        0.03        639      92.90      7.132      100.00
4.501 - 5.000                      12,222      2,476,961,972.89       83.40        635      81.78      7.250       89.78
5.001 - 5.500                           6          1,331,793.72        0.04        615      77.96      7.292      100.00
5.501 - 6.000                         588        123,469,431.53        4.16        565      80.27      8.044       94.09
6.001 - 6.500                           1            187,846.78        0.01        601      95.00      8.650      100.00
6.501 - 7.000                         557        114,988,261.44        3.87        568      72.33      8.401       95.86
7.001 - 7.500                           2            767,712.75        0.03        619      73.00      7.618       36.32
7.501 - 8.000                           3            824,763.64        0.03        614      88.03      8.081       89.63
--------------------------------------------------------------------------------------------------------------------------
   Total:                          15,057     $2,969,996,809.47      100.00%       629      81.02%     7.343%      90.15%
==========================================================================================================================

                                                                              44

                   MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

                                                                   % of Loans
                                                                       by                                         Weighted
         Months of Next                           Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
        Rate Adjustment          Number of   Remaining Principal    Principal    Average    Average    Average     Owner
           (YYYY-MM)               Loans            Balance          Balance      FICO        LTV      Coupon     Occupied
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    1,675     $  250,583,463.49        8.44%       635      77.83%     7.427%      89.39%
2005-09                                 1            460,416.50        0.02        540      95.00      6.400      100.00
2005-10                                 9          1,645,459.13        0.06        587      78.40      7.070      100.00
2005-11                                56         14,108,593.09        0.48        642      84.03      7.257       74.23
2005-12                                41         11,864,815.00        0.40        631      82.24      7.593       79.42
2006-02                                 3          1,250,119.97        0.04        619      86.27      6.917      100.00
2006-07                                 1             43,843.52        0.00        509      80.00     11.300      100.00
2006-09                                 3            466,073.65        0.02        562      82.95      7.730      100.00
2006-10                                 4          1,124,947.20        0.04        639      86.82      7.221      100.00
2006-11                                 2            391,633.50        0.01        578      89.44      7.828      100.00
2006-12                                11          2,247,928.64        0.08        669      86.95      6.973       66.52
2007-01                                24          3,374,099.30        0.11        617      83.79      7.346       92.50
2007-02                                29          6,341,208.49        0.21        598      84.10      7.637       90.38
2007-03                               217         40,269,786.33        1.36        590      82.17      7.552       95.58
2007-04                             1,265        220,637,383.90        7.43        595      81.03      7.421       95.34
2007-05                             6,491      1,362,523,031.55       45.88        631      81.33      7.323       89.04
2007-06                             3,544        644,920,588.15       21.71        626      81.79      7.585       86.82
2007-07                                 1            700,000.00        0.02        607      73.68      5.990      100.00
2007-11                                 1             80,359.95        0.00        555      90.00      9.150      100.00
2008-01                                 2            312,789.96        0.01        614      80.00      7.114      100.00
2008-02                                 2            477,989.70        0.02        581      76.67      6.167      100.00
2008-03                               190         50,448,837.98        1.70        649      81.03      6.971       98.78
2008-04                               811        201,228,104.02        6.78        650      80.31      6.826       99.54
2008-05                               458        107,122,620.51        3.61        650      80.27      6.911       97.00
2008-06                                55          9,629,268.00        0.32        636      81.22      7.753       83.72
2010-01                                 1            141,455.77        0.00        667      80.00      7.400      100.00
2010-03                                 4            688,077.60        0.02        613      81.24      6.512      100.00
2010-04                                24          4,856,622.13        0.16        618      80.14      7.153       75.15
2010-05                                79         19,849,442.44        0.67        656      78.66      6.959       85.86
2010-06                                53         12,207,850.00        0.41        639      80.78      7.108       88.61
--------------------------------------------------------------------------------------------------------------------------
   Total:                          15,057     $2,969,996,809.47      100.00%       629      81.02%     7.343%      90.15%
==========================================================================================================================

                                                                              45

                ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

                                                                % of Loans
                                                                    by                                         Weighted
       Original Number                          Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
          of Months               Number        Remaining        Principal    Average    Average    Average     Owner
        to Expiration            of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
No Penalty                         4,677    $  933,020,672.38      31.41%       632      81.50%     7.493%      88.07%
7 - 12                               452       120,329,424.96       4.05        647      81.06      7.343       86.80
13 - 24                            7,072     1,348,478,688.76      45.40        623      81.11      7.368       90.38
25 - 36                            2,856       568,168,023.37      19.13        639      80.02      7.036       93.75
-----------------------------------------------------------------------------------------------------------------------
   Total:                         15,057    $2,969,996,809.47     100.00%       629      81.02%     7.343%      90.15%
=======================================================================================================================

                           PRODUCT TYPES OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
         Product Type            of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
2/28 ARM                           9,307    $1,640,075,835.90      55.22%       615      81.70%     7.627%      88.32%
2/38 ARM                           1,408       378,693,109.22      12.75        650      80.50      6.844       95.69
3/27 ARM                             145        24,887,742.66       0.84        629      81.44      7.525       84.62
3/37 ARM                           1,357       339,576,017.46      11.43        650      80.37      6.851       99.42
5/25 ARM                             135        30,202,014.75       1.02        640      79.24      7.041       86.28
6 Month LIBOR ARM                    109        28,959,133.29       0.98        632      83.17      7.367       79.01
Fixed - 15 Yr                         74         7,393,117.56       0.25        615      72.20      7.704       90.74
Fixed - 20 Yr                         13         1,428,574.03       0.05        625      74.24      7.219      100.00
Fixed - 30 Yr                      1,448       211,957,603.94       7.14        634      78.04      7.468       87.87
Fixed - 40 Yr                        140        29,804,167.96       1.00        648      77.92      7.081       99.35
I/O 2/28 ARM                         878       264,641,849.51       8.91        658      81.42      6.883       84.83
I/O 3/27 ARM                          17         4,836,210.00       0.16        662      78.95      6.703       89.00
I/O 5/25 ARM                          26         7,541,433.19       0.25        665      80.96      6.967       83.26
-----------------------------------------------------------------------------------------------------------------------
   Total:                         15,057    $2,969,996,809.47     100.00%       629      81.02%     7.343%      90.15%
=======================================================================================================================

                                                                              46

                                  CREDIT GRADE

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
         Credit Grade            of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
AA                                     3    $      881,563.23       0.03%       639      92.90%      7.132%    100.00%
AP                                12,339     2,414,863,643.88      81.31        641      81.58       7.196      90.04
A                                  1,151       238,319,556.30       8.02        595      81.18       7.666      87.58
A-                                   384        82,118,946.36       2.76        577      80.16       7.947      88.76
B+                                   200        41,302,473.47       1.39        575      81.76       8.069      93.47
B                                    419        88,073,314.26       2.97        560      79.19       8.134      93.68
B-                                     1           170,707.17       0.01        594      85.00       6.900     100.00
C                                    409        82,209,783.29       2.77        554      72.10       8.002      94.59
D                                    151        22,056,821.51       0.74        550      60.57      10.671      97.95
-----------------------------------------------------------------------------------------------------------------------
   Total:                         15,057    $2,969,996,809.47     100.00%       629      81.02%      7.343%     90.15%
=======================================================================================================================

                                  LIEN POSITION

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
         Lien Position           of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
1                                 15,057    $2,969,996,809.47     100.00%       629      81.02%     7.343%      90.15%
-----------------------------------------------------------------------------------------------------------------------
   Total:                         15,057    $2,969,996,809.47     100.00%       629      81.02%     7.343%      90.15%
=======================================================================================================================

                                                                              47

                           ADJUSTABLE RATE COLLATERAL

                        PRINCIPAL BALANCE AT ORIGINATION

                                                                % of Loans                                    Weighted
                                               Aggregated       by Original   Weighted   Weighted   Weighted   Average %
     Principal Balance at         Number         Original        Principal    Average    Average    Average     Owner
        Origination ($)          Of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
1 - 25,000                             2    $       43,875.00       0.00%       555      82.69%     9.300%       0.00%
25,001 - 50,000                      464        19,881,871.60       0.73        612      82.86      9.047       53.77
50,001 - 75,000                    1,106        69,333,057.50       2.55        616      83.35      8.691       66.64
75,001 - 100,000                   1,415       124,818,708.30       4.59        612      82.15      7.908       81.38
100,001 - 125,000                  1,478       167,289,561.80       6.15        614      81.32      7.680       87.50
125,001 - 150,000                  1,358       186,320,481.56       6.85        619      80.90      7.577       90.58
150,001 - 175,000                  1,166       188,716,406.40       6.94        622      81.23      7.397       90.49
175,001 - 200,000                  1,124       210,816,772.20       7.75        621      80.99      7.383       91.98
200,001 - 250,000                  1,485       332,767,875.40      12.23        628      81.09      7.283       91.45
250,001 - 300,000                  1,237       339,619,009.82      12.48        631      80.96      7.067       93.44
300,001 - 400,000                  1,405       485,721,876.40      17.85        636      81.42      7.075       93.14
400,001 - 500,000                    661       295,702,878.40      10.87        643      81.84      6.982       92.88
500,001 - 600,000                    280       153,424,414.00       5.64        645      82.37      7.238       90.98
600,001 - 700,000                    110        70,577,999.00       2.59        637      81.71      7.455       86.40
700,001 or greater                    91        75,586,185.47       2.78        629      77.25      7.611       88.82
-----------------------------------------------------------------------------------------------------------------------
   Total:                         13,382    $2,720,620,972.85     100.00%       629      81.32%     7.335%      90.22%
=======================================================================================================================

                    REMAINING PRINCIPAL BALANCES OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
      Remaining Principal         Number        Remaining        Principal    Average    Average    Average     Owner
          Balance ($)            Of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
1 - 25,000                             2    $       43,866.13       0.00%       555      82.69%     9.300%       0.00%
25,001 - 50,000                      465        19,925,564.25       0.73        612      82.86      9.046       53.89
50,001 - 75,000                    1,108        69,484,135.97       2.56        616      83.35      8.688       66.62
75,001 - 100,000                   1,412       124,531,032.43       4.58        612      82.15      7.909       81.41
100,001 - 125,000                  1,480       167,459,544.44       6.16        614      81.33      7.679       87.37
125,001 - 150,000                  1,356       185,977,321.75       6.84        619      80.89      7.578       90.70
150,001 - 175,000                  1,167       188,792,784.15       6.94        622      81.24      7.397       90.50
175,001 - 200,000                  1,124       210,712,470.03       7.75        621      80.98      7.383       91.98
200,001 - 250,000                  1,486       332,914,432.22      12.24        629      81.10      7.282       91.46
250,001 - 300,000                  1,235       338,962,782.97      12.46        631      80.94      7.067       93.43
300,001 - 400,000                  1,405       485,508,549.28      17.85        636      81.42      7.075       93.14
400,001 - 500,000                    661       295,590,212.60      10.87        643      81.84      6.982       92.88
500,001 - 600,000                    280       153,373,619.29       5.64        645      82.37      7.238       90.98
600,001 - 700,000                    110        70,561,617.95       2.59        637      81.71      7.455       86.40
700,001 or greater                    91        75,575,412.52       2.78        629      77.25      7.611       88.82
-----------------------------------------------------------------------------------------------------------------------
   Total:                         13,382    $2,719,413,345.98     100.00%       629      81.32%     7.335%      90.22%
=======================================================================================================================

                                                                              48

                           FICO SCORES

                                                              % of Loans
                                                                  by                                         Weighted
                                 Number       Aggregated       Remaining   Weighted   Weighted   Weighted   Average %
                                   Of         Remaining        Principal    Average    Average    Average     Owner
           FICO Scores           Loans    Principal Balance     Balance      FICO        LTV      Coupon    Occupied
---------------------------------------------------------------------------------------------------------------------
No FICO                               1   $      143,721.98       0.01%         0      78.26%     9.150%     100.00%
451 - 475                             1           93,750.00       0.00        465      75.00      8.200        0.00
476 - 500                            26        4,585,838.72       0.17        497      72.91      8.604       96.32
501 - 525                           616      112,684,477.58       4.14        514      74.96      8.721       97.53
526 - 550                           897      174,736,105.77       6.43        540      79.00      8.400       95.30
551 - 575                         1,120      213,302,165.16       7.84        564      82.85      8.079       94.52
576 - 600                         2,111      365,965,920.70      13.46        588      82.09      7.436       93.71
601 - 625                         2,286      437,523,517.11      16.09        614      81.64      7.143       93.05
626 - 650                         2,253      464,461,157.50      17.08        637      81.25      7.128       90.45
651 - 675                         1,609      355,683,607.87      13.08        662      81.64      7.074       87.50
676 - 700                         1,112      259,466,360.77       9.54        687      81.88      6.888       83.23
701 - 725                           661      159,895,891.34       5.88        712      82.30      6.860       81.81
726 - 750                           425      104,492,433.25       3.84        737      81.98      6.897       81.76
751 - 775                           171       41,595,152.06       1.53        761      80.41      6.857       86.66
776 - 800                            82       21,930,105.35       0.81        785      81.04      6.764       85.27
801 - 825                            11        2,853,140.82       0.10        804      82.14      7.083       91.59
---------------------------------------------------------------------------------------------------------------------
   Total:                        13,382   $2,719,413,345.98     100.00%       629      81.32%     7.335%      90.22%
=====================================================================================================================

Note: Pre-due diligence collateral. No loans with a FICO score below 500 will be included in the final pool.

                                  ORIGINAL TERM

                                                              % of Loans
                                                                  by                                         Weighted
                                 Number       Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                   Of         Remaining        Principal    Average    Average    Average     Owner
     Original Term (mths)         Loans   Principal Balance     Balance      FICO        LTV      Coupon    Occupied
---------------------------------------------------------------------------------------------------------------------
121 - 180                             1   $      113,305.93       0.00%       649      80.00%     6.650%     100.00%
301 - 360                        10,616    2,001,030,913.37      73.58        621      81.63      7.510       87.63
361 or greater                    2,765      718,269,126.68      26.41        650      80.44      6.847       97.46
---------------------------------------------------------------------------------------------------------------------
   Total:                        13,382   $2,719,413,345.98     100.00%       629      81.32%     7.335%      90.22%
=====================================================================================================================

                                                                              49

                    REMAINING MONTHS TO MATURITY OF THE LOANS

                                                              % of Loans
                                                                  by                                         Weighted
                                 Number       Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                   Of         Remaining        Principal    Average    Average    Average     Owner
     Remaining Term (mths)        Loans   Principal Balance     Balance      FICO        LTV      Coupon    Occupied
---------------------------------------------------------------------------------------------------------------------
180 or less                           1   $      113,305.93       0.00%       649      80.00%     6.650%     100.00%
181 - 348                             2          414,113.92       0.02        618      88.94      6.919      100.00
349 - 360                        10,614    2,000,616,799.45      73.57        621      81.63      7.510       87.63
421 - 480                         2,765      718,269,126.68      26.41        650      80.44      6.847       97.46
---------------------------------------------------------------------------------------------------------------------
   Total:                        13,382   $2,719,413,345.98     100.00%       629      81.32%     7.335%      90.22%
=====================================================================================================================

                           PROPERTY TYPES OF THE LOANS

                                                              % of Loans
                                                                  by                                         Weighted
                                 Number       Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                   Of         Remaining        Principal    Average    Average    Average     Owner
         Property Type            Loans   Principal Balance     Balance      FICO        LTV      Coupon    Occupied
---------------------------------------------------------------------------------------------------------------------
SFR                               9,661   $1,899,274,666.38      69.84%       625      81.20%     7.370%      91.80%
PUD                               1,616      364,906,750.04      13.42        623      81.58      7.270       94.70
2 - 4 Family                      1,028      260,015,278.79       9.56        652      81.47      7.273       73.17
Condominium                       1,044      190,337,378.97       7.00        645      81.80      7.198       89.12
Townhouse                            33        4,879,271.80       0.18        625      80.70      7.334       95.80
---------------------------------------------------------------------------------------------------------------------
   Total:                        13,382   $2,719,413,345.98     100.00%       629      81.32%     7.335%      90.22%
=====================================================================================================================

                          OCCUPANCY STATUS OF THE LOANS

                                                              % of Loans
                                                                  by                                         Weighted
                                 Number       Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                   Of         Remaining        Principal    Average    Average    Average     Owner
       Occupancy Status           Loans   Principal Balance     Balance      FICO        LTV      Coupon    Occupied
---------------------------------------------------------------------------------------------------------------------
Owner-Occupied                   11,602   $2,453,571,389.91      90.22%       626      80.87%     7.254%     100.00%
Non Owner                         1,632      231,743,338.44       8.52        655      85.34      8.175        0.00
Second Home                         148       34,098,617.63       1.25        656      85.91      7.427        0.00
---------------------------------------------------------------------------------------------------------------------
   Total:                        13,382   $2,719,413,345.98     100.00%       629      81.32%     7.335%      90.22%
=====================================================================================================================

                                                                              50

                              PURPOSE OF THE LOANS

                                                              % of Loans
                                                                  by                                         Weighted
                                 Number       Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                   Of         Remaining        Principal    Average    Average    Average     Owner
            Purpose               Loans   Principal Balance     Balance      FICO        LTV      Coupon    Occupied
---------------------------------------------------------------------------------------------------------------------
Purchase                          8,203   $1,584,142,977.89      58.25%       647      82.12%     7.201%      90.35%
Refi-Cash Out                     4,723    1,036,337,090.96      38.11        604      80.48      7.485       89.54
Refi-Rate/Term                      456       98,933,277.13       3.64        598      77.20      7.906       95.40
---------------------------------------------------------------------------------------------------------------------
   Total:                        13,382   $2,719,413,345.98     100.00%       629      81.32%     7.335%      90.22%
=====================================================================================================================

                    ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

                                                              % of Loans
                                                                  by                                         Weighted
                                 Number       Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
 Original Loan-to-Value Ratio      Of         Remaining        Principal    Average    Average    Average     Owner
         of Loans (%)             Loans   Principal Balance     Balance      FICO        LTV      Coupon    Occupied
---------------------------------------------------------------------------------------------------------------------
50.00 or less                       126   $   19,570,837.75       0.72%       592      41.57%     7.441%      95.93%
50.01 - 60.00                       189       38,632,418.18       1.42        586      56.38      7.619       88.78
60.01 - 70.00                       576      117,498,832.20       4.32        574      66.64      7.842       89.94
70.01 - 80.00                     8,336    1,752,126,966.73      64.43        639      79.53      7.004       97.16
80.01 - 90.00                     3,232      619,703,308.80      22.79        620      88.04      7.875       69.16
90.01 - 100.00                      923      171,880,982.32       6.32        615      95.49      8.336       95.30
---------------------------------------------------------------------------------------------------------------------
   Total:                        13,382   $2,719,413,345.98     100.00%       629      81.32%     7.335%      90.22
=====================================================================================================================

                                                                              51

               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

                                                                  % of Loans
                                                                      by                                         Weighted
          Geographic                             Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
       Distribution by            Number    Remaining Principal    Principal    Average    Average    Average     Owner
           Balance               of Loans         Balance           Balance      FICO        LTV      Coupon     Occupied
-------------------------------------------------------------------------------------------------------------------------
Alabama                              113      $ 11,302,446.16        0.42%        596      84.86%     8.305%      89.01%
Alaska                                61        12,229,833.28        0.45         637      81.62      7.157       94.30
Arizona                              233        42,177,902.87        1.55         614      82.12      7.426       89.64
Arkansas                              42         3,578,949.09        0.13         601      89.74      8.941       85.65
California                         3,122       974,775,358.62       35.85         639      79.97      7.002       93.32
Colorado                             406        74,647,125.61        2.74         622      81.66      7.147       93.59
Connecticut                          151        32,678,538.33        1.20         600      80.11      7.633       90.47
Delaware                              14         2,434,160.94        0.09         614      82.67      8.213       86.23
Florida                            1,222       223,710,586.25        8.23         629      82.05      7.474       89.09
Georgia                              459        72,433,696.81        2.66         621      84.16      7.711       79.97
Hawaii                                13         4,773,640.00        0.18         665      83.34      7.519       69.99
Idaho                                 15         2,597,389.02        0.10         577      81.25      8.094       88.63
Illinois                           1,188       219,523,314.93        8.07         634      81.95      7.314       91.24
Indiana                              190        15,849,083.45        0.58         608      84.65      8.341       67.39
Iowa                                  70         7,980,997.30        0.29         607      84.16      7.892       94.78
Kansas                                31         3,604,955.81        0.13         643      83.58      7.993       71.59
Kentucky                              36         4,243,294.78        0.16         614      84.19      7.592       92.99
Louisiana                            105         9,624,438.63        0.35         586      81.46      8.580       88.10
Maine                                 22         4,005,615.31        0.15         643      81.15      6.916       77.63
Maryland                             406        91,047,274.38        3.35         621      81.42      7.302       91.47
Massachusetts                        164        43,838,545.79        1.61         627      79.65      7.571       91.80
Michigan                             444        48,910,719.50        1.80         614      85.44      8.124       74.24
Minnesota                             76        12,920,921.78        0.48         615      85.85      8.273       66.00
Missouri                             164        15,689,132.09        0.58         598      84.96      8.237       78.84
Montana                               21         3,692,891.61        0.14         617      82.20      7.319       96.70
Nebraska                              99         9,052,848.48        0.33         607      81.98      8.045       92.67
Nevada                               137        30,543,786.74        1.12         631      80.78      7.118       92.32
New Hampshire                         33         6,423,063.07        0.24         593      81.18      7.713       93.16
New Jersey                           383        98,761,590.46        3.63         626      81.28      7.610       87.08
New Mexico                            34         5,349,138.66        0.20         596      86.10      7.898       96.92
New York                             325       110,403,777.80        4.06         652      80.67      7.142       88.61
North Carolina                       216        26,327,791.36        0.97         612      84.00      7.970       78.64
North Dakota                           8           562,599.81        0.02         630      80.65      7.935       92.80
Ohio                                 175        18,407,724.59        0.68         611      89.00      8.295       56.47
Oklahoma                              77         7,429,901.52        0.27         592      84.07      8.585       87.19
Oregon                               243        39,436,650.71        1.45         618      80.61      7.109       88.53
Pennsylvania                         264        30,576,790.17        1.12         608      83.88      8.300       84.34

                                                                              52

                                                                % of Loans
                                                                    by                                         Weighted
          Geographic                            Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
       Distribution by            Number        Remaining        Principal    Average    Average    Average     Owner
           Balance               of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
Rhode Island                          57        11,357,508.38       0.42        633      79.59      7.327       92.25
South Carolina                        73         7,930,040.36       0.29        606      83.13      7.875       97.25
South Dakota                          11         1,625,557.33       0.06        616      81.59      7.229      100.00
Tennessee                            347        36,807,383.15       1.35        609      84.33      8.020       87.79
Texas                                999       123,008,966.55       4.52        613      81.94      7.899       91.17
Utah                                 131        21,744,330.18       0.80        633      81.58      7.427       89.74
Vermont                                8         1,690,399.65       0.06        644      80.37      7.746       63.51
Washington                           494        94,933,268.21       3.49        623      81.46      6.959       94.27
Virginia                             285        67,275,643.83       2.47        625      80.68      7.202       95.91
West Virginia                         13         1,928,175.93       0.07        583      82.05      7.509      100.00
Wisconsin                            155        20,000,933.51       0.74        615      82.64      7.847       88.17
Wyoming                               14         1,569,206.08       0.06        582      81.75      7.882      100.00
Washington DC                         33         7,995,457.11       0.29        622      73.34      7.592       71.12
-----------------------------------------------------------------------------------------------------------------------
   Total:                         13,382    $2,719,413,345.98     100.00%       629      81.32%     7.335%      90.22%
=======================================================================================================================

Number of States Represented: 49 and District of Columbia

                       LOAN PROGRAMS OF THE MORTGAGE LOANS

                                                                  % of Loans
                                                                      by                                         Weighted
                                                 Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
                                  Number    Remaining Principal    Principal    Average    Average    Average     Owner
            Program              of Loans         Balance           Balance      FICO        LTV      Coupon     Occupied
-------------------------------------------------------------------------------------------------------------------------
Full                                8,125    $1,508,665,686.83       55.48%       607      81.59%     7.313%      91.54%
Stated                              5,026     1,155,302,897.76       42.48        659      80.91      7.355       88.47
Limited                               231        55,444,761.39        2.04        604      82.56      7.536       91.04
-------------------------------------------------------------------------------------------------------------------------
Total:                             13,382    $2,719,413,345.98      100.00%       629      81.32%     7.335%      90.22%
=========================================================================================================================

                                                                              53

                       CURRENT MORTGAGE RATES OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
       Mortgage Rate (%)         of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
5.000 or less                          1    $      320,000.00       0.01%       666      80.00%      4.850%    100.00%
5.001 - 5.500                         73        20,258,605.51       0.74        660      77.94       5.383      99.09
5.501 - 6.000                        569       156,129,528.05       5.74        656      79.14       5.823      98.94
6.001 - 6.500                      1,578       387,761,040.67      14.26        653      79.35       6.307      98.21
6.501 - 7.000                      2,653       633,825,637.62      23.31        649      79.79       6.766      96.71
7.001 - 7.500                      2,365       502,021,957.62      18.46        637      80.94       7.257      92.01
7.501 - 8.000                      2,081       409,255,563.64      15.05        618      82.45       7.756      84.89
8.001 - 8.500                      1,428       249,608,554.14       9.18        600      84.46       8.262      78.30
8.501 - 9.000                      1,222       191,998,325.06       7.06        585      85.66       8.759      77.20
9.001 - 9.500                        635        81,894,727.44       3.01        575      85.36       9.238      75.67
9.501 - 10.000                       440        54,058,095.72       1.99        569      83.47       9.736      80.10
10.001 - 10.500                      144        13,128,172.81       0.48        563      81.45      10.273      73.96
10.501 - 11.000                       95         9,286,364.09       0.34        557      74.89      10.767      88.14
11.001 - 11.500                       53         5,083,995.13       0.19        540      69.49      11.287      90.09
11.501 - 12.000                       30         2,980,783.66       0.11        529      67.06      11.799      82.13
12.001 - 12.500                       15         1,801,994.82       0.07        524      61.73      12.167      94.84
-----------------------------------------------------------------------------------------------------------------------
Total:                            13,382    $2,719,413,345.98     100.00%       629      81.32%      7.335%     90.22%
=======================================================================================================================

                                                                              54

                           MAXIMUM RATES OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average   Average      Owner
       Maximum Rate (%)          of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                        1    $      320,000.00       0.01%       666      80.00%      4.850%    100.00%
11.001 - 11.500                       73        20,258,605.51       0.74        660      77.94       5.383      99.09
11.501 - 12.000                      568       155,728,909.27       5.73        657      79.15       5.823      98.94
12.001 - 12.500                    1,575       386,999,812.55      14.23        653      79.37       6.308      98.21
12.501 - 13.000                    2,653       633,824,141.03      23.31        649      79.78       6.765      96.71
13.001 - 13.500                    2,365       502,334,433.70      18.47        637      80.92       7.255      92.02
13.501 - 14.000                    2,082       409,565,524.57      15.06        618      82.46       7.755      84.90
14.001 - 14.500                    1,428       249,344,233.87       9.17        600      84.46       8.262      78.28
14.501 - 15.000                    1,221       191,704,295.46       7.05        585      85.64       8.758      77.16
15.001 - 15.500                      636        82,064,985.44       3.02        575      85.37       9.227      75.72
15.501 - 16.000                      441        54,429,874.29       2.00        569      83.55       9.728      80.23
16.001 - 16.500                      145        13,595,435.48       0.50        563      81.57      10.242      74.86
16.501 - 17.000                       96         9,376,321.20       0.34        557      74.97      10.756      88.26
17.001 - 17.500                       53         5,083,995.13       0.19        540      69.49      11.287      90.09
17.501 - 18.000                       30         2,980,783.66       0.11        529      67.06      11.799      82.13
18.001 - 18.500                       15         1,801,994.82       0.07        524      61.73      12.167      94.84
-----------------------------------------------------------------------------------------------------------------------
   Total:                         13,382    $2,719,413,345.98     100.00%       629      81.32%      7.335%     90.22%
=======================================================================================================================

                           GROSS MARGINS OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
       Gross Margin (%)          of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                          3    $      881,563.23       0.03%       639      92.90%     7.132%     100.00%
4.501 - 5.000                     12,222     2,476,961,972.89      91.08        635      81.78      7.250       89.78
5.001 - 5.500                          6         1,331,793.72       0.05        615      77.96      7.292      100.00
5.501 - 6.000                        588       123,469,431.53       4.54        565      80.27      8.044       94.09
6.001 - 6.500                          1           187,846.78       0.01        601      95.00      8.650      100.00
6.501 - 7.000                        557       114,988,261.44       4.23        568      72.33      8.401       95.86
7.001 - 7.500                          2           767,712.75       0.03        619      73.00      7.618       36.32
7.501 - 8.000                          3           824,763.64       0.03        614      88.03      8.081       89.63
-----------------------------------------------------------------------------------------------------------------------
   Total:                         13,382    $2,719,413,345.98     100.00%       629      81.32%     7.335%      90.22%
=======================================================================================================================

                                                                              55

                   MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
      Months of Next Rate                       Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
          Adjustment              Number        Remaining        Principal    Average    Average    Average     Owner
           (YYYY-MM)             of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
2005-09                                1           460,416.50       0.02        540      95.00       6.400     100.00
2005-10                                9         1,645,459.13       0.06        587      78.40       7.070     100.00
2005-11                               56        14,108,593.09       0.52        642      84.03       7.257      74.23
2005-12                               41        11,864,815.00       0.44        631      82.24       7.593      79.42
2006-02                                3    $    1,250,119.97       0.05%       619      86.27%      6.917%    100.00%
2006-07                                1            43,843.52       0.00        509      80.00      11.300     100.00
2006-09                                3           466,073.65       0.02        562      82.95       7.730     100.00
2006-10                                4         1,124,947.20       0.04        639      86.82       7.221     100.00
2006-11                                2           391,633.50       0.01        578      89.44       7.828     100.00
2006-12                               11         2,247,928.64       0.08        669      86.95       6.973      66.52
2007-01                               24         3,374,099.30       0.12        617      83.79       7.346      92.50
2007-02                               29         6,341,208.49       0.23        598      84.10       7.637      90.38
2007-03                              217        40,269,786.33       1.48        590      82.17       7.552      95.58
2007-04                            1,265       220,637,383.90       8.11        595      81.03       7.421      95.34
2007-05                            6,491     1,362,523,031.55      50.10        631      81.33       7.323      89.04
2007-06                            3,544       644,920,588.15      23.72        626      81.79       7.585      86.82
2007-07                                1           700,000.00       0.03        607      73.68       5.990     100.00
2007-11                                1            80,359.95       0.00        555      90.00       9.150     100.00
2008-01                                2           312,789.96       0.01        614      80.00       7.114     100.00
2008-02                                2           477,989.70       0.02        581      76.67       6.167     100.00
2008-03                              190        50,448,837.98       1.86        649      81.03       6.971      98.78
2008-04                              811       201,228,104.02       7.40        650      80.31       6.826      99.54
2008-05                              458       107,122,620.51       3.94        650      80.27       6.911      97.00
2008-06                               55         9,629,268.00       0.35        636      81.22       7.753      83.72
2010-01                                1           141,455.77       0.01        667      80.00       7.400     100.00
2010-03                                4           688,077.60       0.03        613      81.24       6.512     100.00
2010-04                               24         4,856,622.13       0.18        618      80.14       7.153      75.15
2010-05                               79        19,849,442.44       0.73        656      78.66       6.959      85.86
2010-06                               53        12,207,850.00       0.45        639      80.78       7.108      88.61
-----------------------------------------------------------------------------------------------------------------------
   Total:                         13,382    $2,719,413,345.98     100.00%       629      81.32%      7.335%     90.22%
=======================================================================================================================

                                                                              56

                ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

                                                                % of Loans
                                                                    by                                         Weighted
       Original Number                          Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
         of Months to             Number        Remaining        Principal    Average    Average    Average     Owner
          Expiration             of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
No Penalty                         4,264    $  875,159,104.03      32.18%       632      81.66%     7.484%      87.84%
7 - 12                               382       101,590,425.03       3.74        646      81.65      7.339       86.61
13 - 24                            6,929     1,328,959,013.09      48.87        623      81.17      7.366       90.53
25 - 36                            1,807       413,704,803.83      15.21        640      80.97      6.922       95.16
-----------------------------------------------------------------------------------------------------------------------
   Total:                         13,382    $2,719,413,345.98     100.00%       629      81.32%     7.335%      90.22%
=======================================================================================================================

                           PRODUCT TYPES OF THE LOANS

                                                                % of Loans
                                                                    by                                        Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
          Product Type           of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
2/28 ARM                           9,307    $1,640,075,835.90      60.31%       615      81.70%     7.627%      88.32%
2/38 ARM                           1,408       378,693,109.22      13.93        650      80.50      6.844       95.69
3/27 ARM                             145        24,887,742.66       0.92        629      81.44      7.525       84.62
3/37 ARM                           1,357       339,576,017.46      12.49        650      80.37      6.851       99.42
5/25 ARM                             135        30,202,014.75       1.11        640      79.24      7.041       86.28
6 Month LIBOR ARM                    109        28,959,133.29       1.06        632      83.17      7.367       79.01
I/O 2/28 ARM                         878       264,641,849.51       9.73        658      81.42      6.883       84.83
I/O 3/27 ARM                          17         4,836,210.00       0.18        662      78.95      6.703       89.00
I/O 5/25 ARM                          26         7,541,433.19       0.28        665      80.96      6.967       83.26
-----------------------------------------------------------------------------------------------------------------------
   Total:                         13,382    $2,719,413,345.98     100.00%       629      81.32%     7.335%      90.22%
=======================================================================================================================

                                  CREDIT GRADE

                                                                % of Loans
                                                                    by                                        Weighted
                                                Aggregate       Remaining    Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
         Credit Grade            of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
AA                                     3    $      881,563.23       0.03%       639      92.90%     7.132%     100.00%
AP                                10,945     2,208,240,175.53      81.20        641      81.85      7.179       90.06
A                                  1,007       216,368,781.43       7.96        593      81.54      7.678       87.53
A-                                   339        73,836,682.08       2.72        574      81.10      8.000       89.57
B+                                   176        38,098,210.52       1.40        572      82.54      8.091       93.87
B                                    385        82,907,098.41       3.05        557      79.63      8.156       94.17
B-                                     1           170,707.17       0.01        594      85.00      6.900      100.00
C                                    379        77,345,490.69       2.84        553      72.49      8.013       94.69
D                                    147        21,564,636.92       0.79        551      60.64 1    0.650       97.90
-----------------------------------------------------------------------------------------------------------------------
   Total:                         13,382    $2,719,413,345.98     100.00%       629      81.32%     7.335%      90.22%
=======================================================================================================================

                                                                              57

                                  LIEN POSITION

                                                                  % of Loans
                                                  Aggregate           by                                         Weighted
                                                  Remaining        Remaining   Weighted   Weighted   Weighted   Average %
                                 Number of        Principal        Principal    Average    Average    Average     Owner
         Lien Position             Loans           Balance          Balance      FICO       LTV       Coupon     Occupied
-------------------------------------------------------------------------------------------------------------------------
1                                  13,382     $2,719,413,345.98      100.00%      629      81.32%     7.335%     90.22%
-------------------------------------------------------------------------------------------------------------------------
   Total:                          13,382     $2,719,413,345.98      100.00%      629      81.32%     7.335%     90.22%
=========================================================================================================================

                                                                              58

                              FIXED RATE COLLATERAL
                        PRINCIPAL BALANCE AT ORIGINATION

                                                               % of Loans
                                                Aggregated         by                                         Weighted
                                                 Original       Original    Weighted   Weighted   Weighted   Average %
      Principal Balance at       Number Of      Principal       Principal    Average    Average    Average     Owner
        Origination ($)            Loans         Balance         Balance      FICO        LTV      Coupon     Occupied
----------------------------------------------------------------------------------------------------------------------
       1 -  25,000                     7     $    167,500.00       0.07%       587       59.84%    9.633%      71.52%
  25,001 -  50,000                   177        7,483,317.00       2.98        615       79.56     9.334       60.73
  50,001 -  75,000                   226       14,338,021.00       5.72        628       79.94     8.652       70.72
  75,001 - 100,000                   299       26,119,625.40      10.42        620       79.02     7.868       85.34
 100,001 - 125,000                   176       19,753,688.00       7.88        623       78.50     7.788       86.33
 125,001 - 150,000                   152       21,079,484.00       8.41        635       78.22     7.421       87.48
 150,001 - 175,000                   145       23,418,601.00       9.34        634       77.09     7.278       91.70
 175,001 - 200,000                   111       20,801,292.59       8.30        626       76.52     7.298       91.97
 200,001 - 250,000                   134       30,225,820.00      12.05        635       75.92     7.160       94.99
 250,001 - 300,000                    99       27,047,786.00      10.79        632       77.88     7.047       96.95
 300,001 - 400,000                    92       31,728,203.00      12.65        647       80.43     7.050       94.36
 400,001 - 500,000                    40       17,934,799.00       7.15        649       74.17     6.883       92.31
 500,001 - 600,000                     9        4,956,650.00       1.98        670       80.66     7.216       89.71
 600,001 - 700,000                     4        2,571,000.00       1.03        681       77.97     7.216       75.85
700,001 or greater                     4        3,123,999.00       1.25        694       70.60     6.534      100.00
----------------------------------------------------------------------------------------------------------------------
   Total:                          1,675     $250,749,785.99    100.00%        635       77.83%    7.427%      89.39%
======================================================================================================================

                    REMAINING PRINCIPAL BALANCES OF THE LOANS

                                                               % of Loans
                                               Aggregated           by                                       Weighted
                                                Remaining       Remaining   Weighted   Weighted   Weighted   Average %
      Remaining Principal        Number Of      Principal       Principal    Average    Average    Average     Owner
          Balance ($)              Loans         Balance         Balance      FICO        LTV      Coupon    Occupied
----------------------------------------------------------------------------------------------------------------------
      1 -  25,000                     7      $    167,486.77       0.07%       587      59.84%      9.633%     71.52%
 25,001 -  50,000                   177         7,477,742.43       2.98        615      79.56       9.334      60.73
 50,001 -  75,000                   227        14,406,439.98       5.75        628      79.92       8.642      70.87
 75,001 - 100,000                   298        26,029,852.92      10.39        620      79.04       7.871      85.30
100,001 - 125,000                   176        19,740,193.05       7.88        623      78.50       7.788      86.33
125,001 - 150,000                   152        21,064,756.51       8.41        635      78.22       7.421      87.48
150,001 - 175,000                   145        23,404,302.83       9.34        634      77.09       7.278      91.70
175,001 - 200,000                   111        20,784,294.22       8.29        626      76.52       7.298      91.97
200,001 - 250,000                   134        30,207,262.67      12.05        635      75.92       7.160      94.99
250,001 - 300,000                    99        27,025,578.22      10.79        632      77.88       7.047      96.95
300,001 - 400,000                    92        31,708,575.61      12.65        647      80.43       7.050      94.36
400,001 - 500,000                    40        17,919,751.61       7.15        649      74.17       6.883      92.31
500,001 - 600,000                     9         4,954,188.20       1.98        670      80.66       7.216      89.71
600,001 - 700,000                     4         2,569,771.94       1.03        681      77.97       7.216      75.85
700,001 or greater                    4         3,123,266.53       1.25        694      70.60       6.534     100.00
----------------------------------------------------------------------------------------------------------------------
   Total:                         1,675      $250,583,463.49     100.00%       635      77.83%      7.427%     89.39%
======================================================================================================================

                                                                              59

                                   FICO SCORES

                                                               % of Loans
                                               Aggregated          by                                        Weighted
                                                Remaining       Remaining   Weighted   Weighted   Weighted   Average %
                                 Number Of      Principal       Principal    Average    Average    Average     Owner
         FICO Scores               Loans         Balance         Balance      FICO        LTV      Coupon    Occupied
----------------------------------------------------------------------------------------------------------------------
500 or Less                            1     $     87,750.00       0.04%       500      65.00%     10.250%    100.00%
501 - 525                             48        5,070,640.57       2.02        514      67.10       9.248      89.02
526 - 550                             67        7,703,239.29       3.07        541      72.00       8.462      94.94
551 - 575                            150       20,131,553.44       8.03        565      75.10       8.012      92.17
576 - 600                            260       37,400,748.57      14.93        588      76.74       7.462      96.76
601 - 625                            302       45,883,291.30      18.31        613      78.07       7.281      94.59
626 - 650                            321       48,739,693.45      19.45        638      79.22       7.363      89.60
651 - 675                            225       30,482,108.11      12.16        663      78.22       7.334      81.11
676 - 700                            130       22,538,310.08       8.99        688      80.67       7.216      84.60
701 - 725                             77       14,493,236.47       5.78        713      78.23       7.074      85.05
726 - 750                             52        9,371,936.43       3.74        739      79.66       7.042      79.98
751 - 775                             35        6,383,526.23       2.55        762      80.46       7.106      75.34
776 - 800                              6        1,957,749.06       0.78        789      78.83       6.464      76.63
801 - 825                              1          339,680.49       0.14        813      80.00       6.300     100.00
----------------------------------------------------------------------------------------------------------------------
   Total:                          1,675     $250,583,463.49     100.00%       635      77.83%      7.427%     89.39%
======================================================================================================================

Note: Pre-due diligence collateral. No loans with a FICO score below 500 will be included in the final pool.

                                                                              60

                                  ORIGINAL TERM

                                                                % of Loans
                                                                     by                                       Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
         Original Term            Number        Remaining        Principal    Average    Average    Average     Owner
              (mths)             of Loans   Principal Balance     Balance      FICO       LTV       Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
121 - 180                             74     $  7,393,117.56        2.95%       615      72.20%     7.704%      90.74%
181 - 240                             13        1,428,574.03        0.57        625      74.24      7.219      100.00
301 - 360                          1,448      211,957,603.94       84.59        634      78.04      7.468       87.87
361 or greater                       140       29,804,167.96       11.89        648      77.92      7.081       99.35
-----------------------------------------------------------------------------------------------------------------------
   Total:                          1,675     $250,583,463.49      100.00%       635      77.83%     7.427%      89.39%
=======================================================================================================================

                    REMAINING MONTHS TO MATURITY OF THE LOANS

                                                                % of Loans
                                                                    by                                        Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
       Remaining Term (mths)     of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
180 or less                           74     $  7,393,117.56        2.95%       615      72.20%     7.704%     90.74%
181 - 348                             16        1,884,747.77        0.75        629      73.38      7.247      98.20
349 - 360                          1,445      211,501,430.20       84.40        634      78.06      7.468      87.86
421 - 480                            140       29,804,167.96       11.89        648      77.92      7.081      99.35
-----------------------------------------------------------------------------------------------------------------------
   Total:                          1,675     $250,583,463.49      100.00%       635      77.83%     7.427%     89.39%
=======================================================================================================================

                           PROPERTY TYPES OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
                                               Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
                                  Number      Remaining         Principal    Average    Average    Average      Owner
         Property Type           of Loans  Principal Balance     Balance      FICO        LTV       Coupon    Occupied
-----------------------------------------------------------------------------------------------------------------------
SFR                                1,312     $190,304,508.58       75.94%       631      77.85%     7.428%      92.01%
PUD                                  178       28,992,897.97       11.57        639      78.69      7.283       94.72
2 - 4 Family                         116       21,234,785.32        8.47        662      77.00      7.625       57.61
Condominium                           68        9,961,271.62        3.98        640      76.90      7.424       91.41
Townhouse                              1           90,000.00        0.04        656      69.77      7.050      100.00
-----------------------------------------------------------------------------------------------------------------------
   Total:                          1,675     $250,583,463.49      100.00%       635      77.83%     7.427%      89.39%
=======================================================================================================================

                                                                              61

                          OCCUPANCY STATUS OF THE LOANS

                                                                 % of Loans
                                                                     by                                        Weighted
                                                 Aggregate        Remaining  Weighted   Weighted   Weighted   Average %
           Occupancy             Number of       Remaining        Principal   Average    Average   Average      Owner
            Status                 Loans     Principal Balance     Balance     FICO       LTV       Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
Owner-Occupied                     1,405      $223,994,779.78       89.39%      632      77.44%     7.323%     100.00%
Non Owner                            250        23,904,386.54        9.54       660      81.53      8.414        0.00
Second Home                           20         2,684,297.17        1.07       668      77.78      7.330        0.00
-----------------------------------------------------------------------------------------------------------------------
   Total:                          1,675      $250,583,463.49      100.00%      635      77.83%     7.427%      89.39%
=======================================================================================================================

                              PURPOSE OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
            Purpose              of Loans   Principal Balance     Balance      FICO       LTV       Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
Refi-Cash Out                        904     $143,708,393.52       57.35%       625      75.98%     7.365%      88.02%
Purchase                             705       96,968,717.00       38.70        650      80.49      7.503       91.09
Refi-Rate/Term                        66        9,906,352.97        3.95        625      78.65      7.597       92.62
-----------------------------------------------------------------------------------------------------------------------
   Total:                          1,675     $250,583,463.49      100.00%       635      77.83%     7.427%      89.39%
=======================================================================================================================

                    ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
       Original Loan-to-                        Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
        Value Ratio of            Number        Remaining        Principal    Average    Average    Average     Owner
           Loans (%)             of Loans   Principal Balance     Balance      FICO       LTV       Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
50.00 or less                         67     $  7,813,349.96        3.12%       608      40.70%     7.375%      91.39%
50.01 -  60.00                        67       11,349,311.11        4.53        621      55.48      7.123       83.83
60.01 -  70.00                       132       25,480,480.10       10.17        609      66.19      6.998       95.15
70.01 -  80.00                       957      146,798,882.05       58.58        641      79.09      7.285       94.58
80.01 -  90.00                       391       52,333,514.91       20.88        637      88.03      7.950       72.37
90.01 - 100.00                        61        6,807,925.36        2.72        640      95.74      8.657       93.78
-----------------------------------------------------------------------------------------------------------------------
   Total:                          1,675     $250,583,463.49      100.00%       635      77.83%     7.427%      89.39%
=======================================================================================================================

                                                                              62

               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

                                                                % of Loans
                                                                     by                                       Weighted
           Geographic                           Aggregate        Remaining   Weighted   Weighted   Weighted  Average %
        Distribution by           Number        Remaining        Principal    Average    Average    Average     Owner
            Balance              of Loans   Principal Balance     Balance      FICO       LTV       Coupon    Occupied
----------------------------------------------------------------------------------------------------------------------
Alabama                             23        $ 2,768,483.07        1.10%       680      84.22%     7.543%     79.19%
Alaska                               6          1,414,465.62        0.56        649      79.72      7.337     100.00
Arizona                             23          3,071,589.27        1.23        683      79.03      7.222      62.84
Arkansas                            11            850,196.14        0.34        599      82.08      8.606      85.16
California                         233         57,998,104.23       23.15        639      72.07      6.885      92.66
Colorado                            30          5,690,304.06        2.27        640      77.61      6.988      99.34
Connecticut                         15          2,778,428.87        1.11        626      79.52      7.759      53.19
Delaware                             1            190,000.00        0.08        578      95.00      8.900     100.00
Florida                            138         20,348,139.79        8.12        627      76.11      7.452      88.99
Georgia                             37          5,329,082.86        2.13        629      82.57      7.724      90.65
Hawaii                               9          3,127,280.60        1.25        655      71.06      6.590      92.98
Illinois                            69         10,340,515.63        4.13        639      78.94      7.516      89.10
Indiana                             28          1,896,842.06        0.76        633      84.56      8.467      58.53
Iowa                                 7            731,072.78        0.29        610      79.08      8.014     100.00
Kentucky                            14            937,966.09        0.37        663      86.93      8.724      25.02
Louisiana                           21          1,971,999.70        0.79        613      81.27      8.234      82.64
Maryland                            37          7,493,024.39        2.99        624      76.31      7.286      87.47
Massachusetts                        4          1,292,894.71        0.52        660      86.59      7.429      67.49
Michigan                            18          2,022,041.07        0.81        636      80.65      7.676      84.86
Minnesota                            8          1,411,677.34        0.56        624      83.22      7.089      93.59
Missouri                            11          1,223,654.21        0.49        604      77.49      7.881      96.02
Montana                              4            312,097.37        0.12        605      63.83      7.646     100.00
Nebraska                            16          1,069,444.88        0.43        620      82.66      8.219      86.31
Nevada                               8          1,263,027.03        0.50        612      69.85      7.307     100.00
New Hampshire                        3            500,203.02        0.20        614      83.21      7.806     100.00
New Jersey                          29          6,504,898.16        2.60        647      79.74      7.361      96.76
New Mexico                          13          1,623,427.06        0.65        607      79.32      7.378     100.00
New York                            60         17,188,529.30        6.86        657      78.35      7.370      92.69
North Carolina                      29          3,313,782.87        1.32        642      78.58      7.868      83.20
Ohio                                55          5,357,091.62        2.14        611      87.68      8.327      72.94
Oklahoma                            36          2,887,391.21        1.15        637      79.84      8.025      84.90
Oregon                              53          8,590,599.57        3.43        652      79.94      6.910      92.98
Pennsylvania                        60          5,010,533.12        2.00        625      79.24      8.329      58.05
Rhode Island                         3            588,822.56        0.23        612      80.17      6.912     100.00
South Carolina                      14          1,561,770.72        0.62        613      81.56      7.585      86.16

                                                                              63

                                                                % of Loans
                                                                    by                                         Weighted
          Geographic                             Aggregate       Remaining   Weighted   Weighted   Weighted   Average %
       Distribution by            Number         Remaining       Principal    Average    Average    Average     Owner
           Balance               of Loans   Principal Balance     Balance      FICO       LTV       Coupon     Occupied
----------------------------------------------------------------------------------------------------------------------
South Dakota                           1           98,704.92        0.04        662       90.00      7.650     100.00
Tennessee                             62        5,165,764.02        2.06        612       84.04      8.329      80.01
Texas                                387       38,466,375.56       15.35        618       79.97      7.905      93.88
Utah                                  19        2,637,418.33        1.05        653       83.20      7.649      76.33
Vermont                                1           60,000.00        0.02        618       80.00      8.700     100.00
Washington                            50       10,286,653.65        4.11        648       80.43      7.104      95.72
Virginia                              22        4,545,465.55        1.81        627       78.68      7.188     100.00
West Virginia                          2          167,499.84        0.07        634       87.52      8.069     100.00
Wisconsin                              2          240,600.00        0.10        637       93.32      8.821     100.00
Wyoming                                1           92,000.00        0.04        769       80.00      6.325     100.00
Washington DC                          2          163,600.64        0.07        645       84.71      7.509     100.00
----------------------------------------------------------------------------------------------------------------------
   Total:                          1,675     $250,583,463.49      100.00%       635       77.83%     7.427%     89.39%
======================================================================================================================

Number of States Represented: 45 and the District of Columbia

                       LOAN PROGRAMS OF THE MORTGAGE LOANS

                                                                  % of Loans
                                                                      by                                         Weighted
                                                 Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
                                  Number    Remaining Principal    Principal    Average    Average    Average     Owner
            Program              of Loans         Balance           Balance      FICO       LTV       Coupon     Occupied
-------------------------------------------------------------------------------------------------------------------------
Full                               1,237      $183,093,948.70        73.07%       624       77.13%     7.297%     91.81%
Stated                               430        66,820,614.21        26.67        664       79.75      7.784      82.64
Limited                                8           668,900.58         0.27        638       80.00      7.549     100.00
-------------------------------------------------------------------------------------------------------------------------
   Total:                          1,675      $250,583,463.49       100.00%       635       77.83%     7.427%     89.39%
=========================================================================================================================

                                                                              64

                       CURRENT MORTGAGE RATES OF THE LOANS

                                                                  % of Loans
                                                                      by                                         Weighted
                                                 Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
                                  Number    Remaining Principal    Principal    Average    Average    Average     Owner
       Mortgage Rate (%)         of Loans         Balance           Balance      FICO       LTV       Coupon     Occupied
-------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                        195      $ 46,409,478.87        18.52%       663       73.15%     6.360%     98.39%
6.501 - 7.000                        306        61,898,397.02        24.70        643       76.67      6.777      98.01
7.001 - 7.500                        260        42,043,728.79        16.78        633       78.15      7.293      91.47
7.501 - 8.000                        316        45,542,724.11        18.17        627       79.26      7.767      86.78
8.001 - 8.500                        170        21,415,464.05         8.55        625       80.96      8.267      78.82
8.501 - 9.000                        179        16,406,670.56         6.55        614       80.39      8.791      69.40
9.001 - 9.500                         97         7,240,696.89         2.89        602       85.00      9.265      64.24
9.501 - 10.000                        87         5,892,064.80         2.35        589       84.89      9.798      60.70
10.001 - 10.500                       32         1,653,458.18         0.66        564       82.38     10.251      85.61
10.501 - 11.000                       16           830,800.18         0.33        564       82.49     10.717      76.27
11.001 - 11.500                       13           895,595.45         0.36        547       79.44     11.191      88.30
11.501 - 12.000                        3           198,384.59         0.08        516       66.42     11.808     100.00
12.001 - 12.500                        1           156,000.00         0.06        502       65.00     12.050     100.00
-------------------------------------------------------------------------------------------------------------------------
   Total:                          1,675      $250,583,463.49       100.00%       635       77.83%     7.427%     89.39%
=========================================================================================================================

                ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

                                                                  % of Loans
                                                                      by                                         Weighted
        Original Number                          Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
           of Months              Number    Remaining Principal    Principal    Average   Average     Average     Owner
         to Expiration           of Loans         Balance           Balance      FICO       LTV       Coupon     Occupied
-------------------------------------------------------------------------------------------------------------------------
No Penalty                           413      $ 57,861,568.35        23.09%       633       79.05%     7.641%     91.57%
7 - 12                                70        18,738,999.93         7.48        650       77.86      7.366      87.81
13 - 24                              143        19,519,675.67         7.79        634       76.87      7.542      79.87
25 - 36                            1,049       154,463,219.54        61.64        634       77.50      7.340      89.97
-------------------------------------------------------------------------------------------------------------------------
   Total:                          1,675      $250,583,463.49       100.00%       635       77.83%     7.427%     89.39%
=========================================================================================================================

                           PRODUCT TYPES OF THE LOANS

                                                                  % of Loans
                                                                      by                                         Weighted
                                                 Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
                                  Number    Remaining Principal    Principal    Average    Average    Average     Owner
        Product Type             of Loans         Balance           Balance      FICO       LTV       Coupon     Occupied
-------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Yr                         74      $  7,393,117.56         2.95%       615       72.20%     7.704%     90.74%
Fixed - 20 Yr                         13         1,428,574.03         0.57        625       74.24      7.219     100.00
Fixed - 30 Yr                      1,448       211,957,603.94        84.59        634       78.04      7.468      87.87
Fixed - 40 Yr                        140        29,804,167.96        11.89        648       77.92      7.081      99.35
-------------------------------------------------------------------------------------------------------------------------
   Total:                          1,675      $250,583,463.49       100.00%       635       77.83%     7.427%     89.39%
=========================================================================================================================

                                                                              65

                                  CREDIT GRADE

                                                                  % of Loans
                                                                      by                                         Weighted
                                                 Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
                                  Number    Remaining Principal    Principal    Average    Average    Average     Owner
         Credit Grade            of Loans         Balance           Balance      FICO       LTV       Coupon     Occupied
-------------------------------------------------------------------------------------------------------------------------
AP                                 1,394      $206,623,468.35        82.46%       641       78.65%     7.378%     89.83%
A                                    144        21,950,774.87         8.76        611       77.66      7.553      88.10
A-                                    45         8,282,264.28         3.31        604       71.76      7.472      81.52
B+                                    24         3,204,262.95         1.28        610       72.47      7.809      88.72
B                                     34         5,166,215.85         2.06        604       72.25      7.785      85.89
C                                     30         4,864,292.60         1.94        571       65.86      7.826      92.92
D                                      4           492,184.59         0.20        523       57.24     11.577     100.00
-------------------------------------------------------------------------------------------------------------------------
   Total:                          1,675      $250,583,463.49       100.00%       635       77.83%     7.427%     89.39%
=========================================================================================================================

                                  LIEN POSITION

                                                                  % of Loans
                                                                      by                                         Weighted
                                                 Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
                                  Number    Remaining Principal    Principal    Average    Average    Average     Owner
         Lien Position           of Loans         Balance           Balance      FICO       LTV       Coupon     Occupied
-------------------------------------------------------------------------------------------------------------------------
1                                  1,675      $250,583,463.49       100.00%       635       77.83%     7.427%     89.39%
-------------------------------------------------------------------------------------------------------------------------
   Total:                          1,675      $250,583,463.49       100.00%       635       77.83%     7.427%     89.39%
=========================================================================================================================

                                                                              66

                            INTEREST ONLY COLLATERAL

                        PRINCIPAL BALANCE AT ORIGINATION

                                                                % of Loans                                    Weighted
                                 Number       Aggregated       by Original   Weighted   Weighted   Weighted   Average %
     Principal Balance at          Of     Original Principal    Principal     Average    Average    Average     Owner
        Origination ($)          Loans         Balance           Balance       FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
50,001 - 75,000                     15      $    936,270.00        0.34%        642       85.39%     8.330%     76.78%
75,001 - 100,000                    17         1,505,060.00        0.54         662       81.37      7.465      66.03
100,001 - 125,000                   53         6,102,531.00        2.20         641       81.17      7.422      73.84
125,001 - 150,000                   56         7,641,560.00        2.76         648       80.29      7.282      81.72
150,001 - 175,000                   68        11,184,273.00        4.04         652       82.51      6.990      82.37
175,001 - 200,000                   68        12,719,637.00        4.59         659       80.37      6.963      91.28
200,001 - 250,000                  128        29,047,400.00       10.48         649       81.51      6.947      87.62
250,001 - 300,000                  138        37,839,719.00       13.66         654       80.52      6.697      89.75
300,001 - 400,000                  170        59,114,879.00       21.34         656       81.43      6.724      85.49
400,001 - 500,000                  119        53,771,307.00       19.41         658       81.04      6.742      90.14
500,001 - 600,000                   39        21,544,699.00        7.78         668       82.39      6.822      82.04
600,001 - 700,000                   29        18,735,025.00        6.76         672       83.19      7.188      75.95
700,001 or greater                  21        16,900,599.00        6.10         670       80.79      7.280      67.98
-----------------------------------------------------------------------------------------------------------------------
   Total:                          921      $277,042,959.00      100.00%        658       81.36%     6.882%     84.86%
=======================================================================================================================

                    REMAINING PRINCIPAL BALANCES OF THE LOANS

                                                           % of Loans
                                           Aggregated           by                                       Weighted
                                 Number    Remaining        Remaining   Weighted   Weighted   Weighted   Average %
      Remaining Principal          Of      Principal        Principal    Average    Average    Average     Owner
          Balance ($)            Loans      Balance          Balance      FICO        LTV      Coupon     Occupied
------------------------------------------------------------------------------------------------------------------
50,001 - 75,000                     15   $    936,250.00       0.34%       642       85.39%    8.330%      76.78%
75,001 - 100,000                    17      1,504,993.19       0.54        662       81.37     7.465       66.03
100,001 - 125,000                   53      6,102,530.19       2.20        641       81.17     7.422       73.84
125,001 - 150,000                   56      7,640,917.79       2.76        648       80.29     7.282       81.72
150,001 - 175,000                   68     11,184,108.82       4.04        652       82.51     6.990       82.37
175,001 - 200,000                   68     12,707,732.74       4.59        659       80.37     6.963       91.28
200,001 - 250,000                  128     29,044,986.13      10.48        649       81.51     6.947       87.62
250,001 - 300,000                  138     37,838,953.98      13.66        654       80.52     6.697       89.75
300,001 - 400,000                  170     59,110,757.60      21.34        656       81.43     6.724       85.49
400,001 - 500,000                  119     53,769,394.05      19.41        658       81.04     6.742       90.14
500,001 - 600,000                   39     21,544,698.99       7.78        668       82.39     6.822       82.04
600,001 - 700,000                   29     18,733,597.11       6.76        672       83.19     7.188       75.95
700,001 or greater                  21     16,900,572.11       6.10        670       80.79     7.280       67.98
------------------------------------------------------------------------------------------------------------------
   Total:                          921   $277,019,492.70     100.00%       658       81.36%    6.882%      84.86%
==================================================================================================================

                                                                              67

                                   FICO SCORES

                                                              % of Loans
                                                                  by                                         Weighted
                                 Number       Aggregated       Remaining   Weighted   Weighted   Weighted   Average %
                                   Of         Remaining        Principal    Average    Average    Average     Owner
          FICO Scores             Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
---------------------------------------------------------------------------------------------------------------------
501 - 525                            1     $    160,000.00        0.06%       521      71.43%     7.150%     100.00%
526 - 550                            7        1,987,566.00        0.72        542      77.79      7.273      100.00
551 - 575                           31        9,144,486.19        3.30        561      82.11      7.551       95.27
576 - 600                           74       20,482,398.18        7.39        590      81.98      7.223       91.68
601 - 625                          178       49,861,646.30       18.00        613      80.67      6.750       94.52
626 - 650                          158       46,073,968.84       16.63        637      81.38      6.703       87.30
651 - 675                          167       50,213,721.88       18.13        664      81.33      6.825       81.62
676 - 700                          136       43,065,290.52       15.55        688      81.81      6.932       75.48
701 - 725                           81       26,716,653.00        9.64        711      81.80      6.901       72.76
726 - 750                           53       18,081,360.00        6.53        737      81.46      7.014       83.42
751 - 775                           22        6,132,080.00        2.21        760      80.65      6.736       86.47
776 - 800                           11        4,520,321.79        1.63        789      80.86      6.819       92.85
801 - 825                            2          580,000.00        0.21        802      80.00      6.781      100.00
---------------------------------------------------------------------------------------------------------------------
   Total:                          921     $277,019,492.70      100.00%       658      81.36%     6.882%      84.86%
=====================================================================================================================

                                  ORIGINAL TERM

                                                              % of Loans
                                                                  by                                         Weighted
                                 Number       Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                   of         Remaining        Principal    Average    Average    Average     Owner
     Original Term (mths)        Loans    Principal Balance     Balance      FICO        LTV      Coupon     Occupied
---------------------------------------------------------------------------------------------------------------------
301 - 360                         921      $277,019,492.70      100.00%       658      81.36%     6.882%      84.86%
---------------------------------------------------------------------------------------------------------------------
   Total:                         921      $277,019,492.70      100.00%       658      81.36%     6.882%      84.86%
=====================================================================================================================

                    REMAINING MONTHS TO MATURITY OF THE LOANS

                                                              % of Loans
                                                                  by                                         Weighted
                                 Number       Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                   of         Remaining        Principal    Average    Average    Average     Owner
     Remaining Term (mths)       Loans    Principal Balance     Balance      FICO        LTV      Coupon     Occupied
---------------------------------------------------------------------------------------------------------------------
349 - 360                         921      $277,019,492.70      100.00%       658      81.36%     6.882%      84.86%
---------------------------------------------------------------------------------------------------------------------
   Total:                         921      $277,019,492.70      100.00%       658      81.36%     6.882%      84.86%
=====================================================================================================================

                                                                              68

                           PROPERTY TYPES OF THE LOANS

                                                              % of Loans
                                                                   by                                        Weighted
                                 Number       Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                   of         Remaining        Principal    Average    Average    Average     Owner
         Property Type           Loans    Principal Balance     Balance      FICO        LTV      Coupon     Occupied
---------------------------------------------------------------------------------------------------------------------
SFR                                609     $183,221,739.59       66.14%       656      81.04%     6.879%      88.66%
PUD                                122       37,698,363.34       13.61        645      81.66      6.806       86.87
2 - 4 Family                        81       30,900,072.10       11.15        682      82.50      7.088       58.02
Condominium                        107       24,882,917.67        8.98        660      81.96      6.764       87.02
Townhouse                            2          316,400.00        0.11        622      78.54      6.690      100.00
---------------------------------------------------------------------------------------------------------------------
   Total:                          921     $277,019,492.70      100.00%       658      81.36%     6.882%      84.86%
=====================================================================================================================

                          OCCUPANCY STATUS OF THE LOANS

                                                              % of Loans
                                                                   by                                        Weighted
                                 Number       Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                   of         Remaining        Principal    Average    Average    Average     Owner
       Occupancy Status          Loans    Principal Balance     Balance      FICO        LTV      Coupon     Occupied
---------------------------------------------------------------------------------------------------------------------
Owner-Occupied                     781     $235,083,018.42       84.86%       655      80.56%     6.768%     100.00%
Non Owner                          126       36,553,883.28       13.20        677      86.35      7.626        0.00
Second Home                         14        5,382,591.00        1.94        667      82.72      6.808        0.00
---------------------------------------------------------------------------------------------------------------------
   Total:                          921     $277,019,492.70      100.00%       658      81.36%     6.882%      84.86%
=====================================================================================================================

                              PURPOSE OF THE LOANS

                                                              % of Loans
                                                                   by                                       Weighted
                                 Number       Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                   of          Remaining       Principal    Average    Average    Average     Owner
            Purpose              Loans    Principal Balance     Balance      FICO        LTV      Coupon     Occupied
---------------------------------------------------------------------------------------------------------------------
Purchase                           527     $152,901,916.65       55.20%       673      81.57%      6.859%     86.97%
Refi-Cash Out                      368      115,719,044.89       41.77        639      81.23       6.919      81.42
Refi-Rate/Term                      26        8,398,531.16        3.03        646      79.59       6.801      93.83
---------------------------------------------------------------------------------------------------------------------
   Total:                          921     $277,019,492.70      100.00%       658      81.36%      6.882%     84.86%
=====================================================================================================================

                                                                              69

                    ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

                                                                   % of Loans
                                                                       by                                         Weighted
                                                  Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
    Original Loan-to-Value       Number of   Remaining Principal    Principal    Average    Average    Average     Owner
       Ratio of Loans (%)          Loans            Balance          Balance      FICO        LTV      Coupon     Occupied
--------------------------------------------------------------------------------------------------------------------------
50.00 or less                         6        $  1,540,300.00         0.56%       676      36.74%     6.320%      90.91%
50.01 - 60.00                         5             989,000.00         0.36        630      55.44      6.231       88.07
60.01 - 70.00                        23           7,349,683.19         2.65        634      66.06      6.492       86.08
70.01 - 80.00                       618         183,719,117.20        66.32        661      79.42      6.736       95.89
80.01 - 90.00                       264          82,045,642.31        29.62        653      88.01      7.255       60.05
90.01 - 100.00                        5           1,375,750.00         0.50        665      94.17      7.317       76.40
--------------------------------------------------------------------------------------------------------------------------
   Total:                           921        $277,019,492.70       100.00%       658      81.36%     6.882%      84.86%
==========================================================================================================================

               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

                                                                   % of Loans
                                                                       by                                         Weighted
                                                  Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
   Geographic Distribution       Number of   Remaining Principal    Principal    Average    Average    Average     Owner
          by Balance               Loans            Balance          Balance      FICO        LTV      Coupon     Occupied
--------------------------------------------------------------------------------------------------------------------------
Alaska                                2        $    632,420.00         0.23%       662      86.33%     7.018%     100.00%
Arizona                              22           4,592,266.59         1.66        645      83.42      6.894       79.32
Arkansas                              2             157,305.00         0.06        617      87.32      8.263       46.34
California                          464         163,967,779.05        59.19        660      80.92      6.774       84.23
Colorado                             24           4,731,748.92         1.71        659      81.41      6.810       97.23
Connecticut                           3             929,250.00         0.34        666      81.21      7.088      100.00
Florida                              90          18,509,380.40         6.68        658      81.81      7.106       84.77
Georgia                              22           4,798,718.73         1.73        651      83.77      7.354       78.98
Hawaii                                1             920,000.00         0.33        682      80.00      7.800      100.00
Illinois                             49          13,788,379.97         4.98        658      81.03      7.191       87.66
Indiana                               4             342,240.00         0.12        627      85.79      8.101       77.65
Maryland                             46          12,039,090.06         4.35        633      81.69      6.758       91.00
Massachusetts                        13           4,562,962.31         1.65        669      85.03      7.319       67.28
Michigan                             10           1,573,450.00         0.57        646      83.85      7.008       85.64
Minnesota                             3             597,150.00         0.22        599      87.34      6.821      100.00
Missouri                              5             664,520.00         0.24        614      82.01      7.354      100.00
Nevada                               13           3,687,772.00         1.33        665      81.90      6.756       73.66
New Jersey                           11           3,863,098.24         1.39        662      84.44      7.411       63.09
New York                             25           9,347,516.48         3.37        677      80.04      6.835      100.00
North Carolina                        2             417,900.00         0.15        631      84.60      6.995        0.00

                                                                              70

                                                                   % of Loans
                                                                       by                                         Weighted
                                                  Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
   Geographic Distribution       Number of   Remaining Principal    Principal    Average    Average    Average     Owner
          by Balance               Loans            Balance          Balance      FICO        LTV      Coupon     Occupied
--------------------------------------------------------------------------------------------------------------------------
Ohio                                  5             716,980.00         0.26        608      89.44      7.705       91.22
Oregon                                7           2,403,760.00         0.87        627      85.07      6.387       72.96
Rhode Island                          2             458,920.00         0.17        630      79.83      6.993       42.69
Tennessee                            14           2,533,784.00         0.91        656      86.72      7.663       80.55
Texas                                17           4,203,896.06         1.52        668      80.45      7.014       74.58
Utah                                  7           2,040,426.00         0.74        722      74.43      6.987       92.65
Washington                           26           5,377,079.10         1.94        641      81.80      6.755       92.22
Virginia                             30           8,734,529.79         3.15        644      81.80      7.103       93.24
Wisconsin                             2             427,170.00         0.15        631      72.84      6.823      100.00
--------------------------------------------------------------------------------------------------------------------------
   Total:                           921        $277,019,492.70       100.00%       658      81.36%     6.882%      84.86%
==========================================================================================================================

Number of States Represented: 29

                       LOAN PROGRAMS OF THE MORTGAGE LOANS

                                                                   % of Loans
                                                                       by                                         Weighted
                                                  Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
                                 Number of   Remaining Principal    Principal    Average    Average    Average     Owner
            Program                Loans            Balance          Balance      FICO        LTV      Coupon     Occupied
--------------------------------------------------------------------------------------------------------------------------
Full                                684        $198,797,889.37        71.76%       643      81.59%     6.800%      84.42%
Stated                              215          70,604,630.98        25.49        704      80.86      7.095       84.46
Limited                              22           7,616,972.35         2.75        620      80.07      7.037      100.00
--------------------------------------------------------------------------------------------------------------------------
   Total:                           921        $277,019,492.70       100.00%       658      81.36%     6.882%      84.86%
==========================================================================================================================

                       CURRENT MORTGAGE RATES OF THE LOANS

                                                                   % of Loans
                                                                       by                                         Weighted
                                                  Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
                                 Number of   Remaining Principal    Principal    Average    Average    Average     Owner
       Mortgage Rate (%)           Loans            Balance          Balance      FICO        LTV      Coupon     Occupied
--------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                        82        $ 27,230,041.99         9.83%       658      78.39%     5.845%      98.41%
6.001 - 6.500                       199          64,638,104.87        23.33        656      79.56      6.300       96.08
6.501 - 7.000                       277          80,158,022.00        28.94        659      80.88      6.760       92.43
7.001 - 7.500                       170          51,908,748.58        18.74        662      82.38      7.229       80.50
7.501 - 8.000                       108          32,843,879.44        11.86        659      84.10      7.730       63.01
8.001 - 8.500                        60          14,873,150.82         5.37        649      85.37      8.204       44.21
8.501 - 9.000                        22           4,531,045.00         1.64        644      87.94      8.650       48.46
9.001 - 9.500                         2             403,000.00         0.15        647      87.69      9.296      100.00
9.501 - 10.000                        1             433,500.00         0.16        595      85.00      9.550      100.00
--------------------------------------------------------------------------------------------------------------------------
   Total:                           921        $277,019,492.70       100.00%       658      81.36%     6.882%      84.86%
==========================================================================================================================

                                                                              71

                           MAXIMUM RATES OF THE LOANS

                                                                   % of Loans
                                                                       by                                         Weighted
                                                  Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
                                 Number of   Remaining Principal    Principal    Average    Average    Average     Owner
       Maximum Rate (%)            Loans            Balance          Balance      FICO        LTV      Coupon     Occupied
--------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000                      82        $ 27,230,041.99         9.83%       658      78.39%     5.845%      98.41%
12.001 - 12.500                     199          64,638,104.87        23.33        656      79.56      6.300       96.08
12.501 - 13.000                     277          80,158,022.00        28.94        659      80.88      6.760       92.43
13.001 - 13.500                     170          51,908,748.58        18.74        662      82.38      7.229       80.50
13.501 - 14.000                     108          32,843,879.44        11.86        659      84.10      7.730       63.01
14.001 - 14.500                      60          14,873,150.82         5.37        649      85.37      8.204       44.21
14.501 - 15.000                      22           4,531,045.00         1.64        644      87.94      8.650       48.46
15.001 - 15.500                       2             403,000.00         0.15        647      87.69      9.296      100.00
15.501 - 16.000                       1             433,500.00         0.16        595      85.00      9.550      100.00
--------------------------------------------------------------------------------------------------------------------------
   Total:                           921        $277,019,492.70       100.00%       658      81.36%     6.882%      84.86%
==========================================================================================================================

                           GROSS MARGINS OF THE LOANS

                                                                   % of Loans
                                                                       by                                         Weighted
                                                  Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
                                 Number of   Remaining Principal    Principal    Average    Average    Average     Owner
        Gross Margin (%)           Loans            Balance          Balance      FICO        LTV      Coupon     Occupied
--------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                       905        $271,702,152.70        98.08%       658      81.48%     6.877%      84.64%
5.501 - 6.000                        16           5,317,340.00         1.92        633      75.58      7.135       96.21
--------------------------------------------------------------------------------------------------------------------------
   Total:                           921        $277,019,492.70       100.00%       658      81.36%     6.882%      84.86%
==========================================================================================================================

                                                                              72

                   MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
      Months of Next Rate                       Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
          Adjustment              Number        Remaining        Principal    Average    Average    Average     Owner
           (YYYY-MM)             of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
2006-10                               1      $    360,000.00        0.13%       584      80.00%     6.750%     100.00%
2006-12                               2           309,446.07        0.11        604      80.00      7.006      100.00
2007-01                               4           757,530.94        0.27        599      83.46      6.876      100.00
2007-02                              11         3,128,517.85        1.13        604      84.33      7.321       89.62
2007-03                               8         2,113,841.30        0.76        579      81.42      7.615      100.00
2007-04                              21         6,604,637.93        2.38        626      83.58      7.357       72.20
2007-05                             534       158,951,482.42       57.38        652      81.42      6.884       85.60
2007-06                             296        91,716,393.00       33.11        674      81.21      6.822       83.54
2007-07                               1           700,000.00        0.25        607      73.68      5.990      100.00
2008-04                               1           239,960.00        0.09        724      80.00      6.300      100.00
2008-05                              10         3,498,550.00        1.26        647      78.05      6.727       88.80
2008-06                               6         1,097,700.00        0.40        698      81.58      6.716       87.25
2010-04                               1           207,200.00        0.07        669      80.00      7.400      100.00
2010-05                              17         5,140,163.19        1.86        673      80.74      6.915       75.44
2010-06                               8         2,194,070.00        0.79        645      81.58      7.049      100.00
-----------------------------------------------------------------------------------------------------------------------
   Total:                           921      $277,019,492.70      100.00%       658      81.36%     6.882%      84.86%
=======================================================================================================================

                ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
   Original Number of Months      Number        Remaining        Principal    Average    Average    Average     Owner
         to Expiration           of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
No Penalty                          221      $ 66,581,327.89       24.03%       661      81.99%     7.172%      80.64%
7 - 12                               32        10,115,068.73        3.65        660      81.54      7.136       79.54
13 - 24                             561       168,112,189.93       60.69        656      81.29      6.808       85.52
25 - 36                             107        32,210,906.15       11.63        661      80.40      6.591       91.81
-----------------------------------------------------------------------------------------------------------------------
   Total:                           921      $277,019,492.70      100.00%       658      81.36%     6.882%      84.86%
=======================================================================================================================

                                                                              73

                           PRODUCT TYPES OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
         Product Type            of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
I/O 2/28 ARM                        878      $264,641,849.51       95.53%       658      81.42%     6.883%      84.83%
I/O 3/27 ARM                         17         4,836,210.00        1.75        662      78.95      6.703       89.00
I/O 5/25 ARM                         26         7,541,433.19        2.72        665      80.96      6.967       83.26
-----------------------------------------------------------------------------------------------------------------------
   Total:                           921      $277,019,492.70      100.00%       658      81.36%     6.882%      84.86%
=======================================================================================================================

                                  CREDIT GRADE

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
         Credit Grade            of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
AP                                  836      $249,634,712.49       90.11%       661      81.59%     6.857%      86.03%
A                                    53        17,248,755.63        6.23        634      80.33      6.954       74.01
A-                                   12         3,875,079.58        1.40        619      76.58      7.469       51.80
B+                                    5         1,272,290.00        0.46        630      63.71      6.541      100.00
B                                    15         4,988,655.00        1.80        608      81.93      7.544       85.95
-----------------------------------------------------------------------------------------------------------------------
   Total:                           921      $277,019,492.70      100.00%       658      81.36%     6.882%      84.86%
=======================================================================================================================

                                  LIEN POSITION

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
         Lien Position           of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
1                                   921      $277,019,492.70      100.00%       658      81.36%     6.882%      84.86%
-----------------------------------------------------------------------------------------------------------------------
   Total:                           921      $277,019,492.70      100.00%       658      81.36%     6.882%      84.86%
=======================================================================================================================

                                                                              74

                               40 YEAR COLLATERAL

                        PRINCIPAL BALANCE AT ORIGINATION

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate         Original   Weighted   Weighted   Weighted   Average %
     Principal Balance at         Number         Original        Principal    Average    Average    Average     Owner
        Origination ($)          of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
25,001 - 50,000                        6     $    278,800.00        0.04%       610      80.00%     8.029%     100.00%
50,001 - 75,000                       32        2,071,930.00        0.28        630      81.57      7.846       96.83
75,001 - 100,000                     135       12,070,474.00        1.61        630      79.36      7.296       97.03
100,001 - 125,000                    211       24,033,335.00        3.21        630      79.55      7.103       94.35
125,001 - 150,000                    276       38,024,840.86        5.08        643      79.89      7.024       97.50
150,001 - 175,000                    255       41,227,188.00        5.51        641      80.18      6.889       97.73
175,001 - 200,000                    257       48,132,912.00        6.43        642      79.45      6.899       97.25
200,001 - 250,000                    438       98,192,863.20       13.12        648      80.35      6.938       96.58
250,001 - 300,000                    402      110,573,765.00       14.77        651      80.30      6.696       97.31
300,001 - 400,000                    473      163,305,879.00       21.82        653      80.61      6.757       97.64
400,001 - 500,000                    260      115,949,517.00       15.49        654      80.68      6.735       99.65
500,001 - 600,000                    113       61,540,848.00        8.22        659      81.35      6.928       96.31
600,001 - 700,000                     31       19,556,554.00        2.61        664      81.87      6.987       96.85
700,001 or greater                    16       13,445,176.00        1.80        656      74.36      7.571      100.00
-----------------------------------------------------------------------------------------------------------------------
   Total:                          2,905     $748,404,082.06      100.00%       650      80.34%     6.856%      97.53%
=======================================================================================================================

                    REMAINING PRINCIPAL BALANCES OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
      Remaining Principal         Number        Remaining        Principal    Average    Average    Average     Owner
          Balance ($)            of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
25,001 - 50,000                        6      $    278,685.93       0.04%       610      80.00%     8.029%     100.00%
50,001 - 75,000                       33         2,146,187.07       0.29        629      81.52      7.841       96.94
75,001 - 100,000                     134        11,988,815.04       1.60        630      79.36      7.293       97.02
100,001 - 125,000                    211        24,023,230.73       3.21        630      79.55      7.103       94.35
125,001 - 150,000                    276        38,008,178.75       5.08        643      79.89      7.024       97.50
150,001 - 175,000                    255        41,208,411.06       5.51        641      80.18      6.889       97.73
175,001 - 200,000                    258        48,310,217.63       6.46        641      79.46      6.899       97.26
200,001 - 250,000                    437        97,944,850.13      13.09        648      80.35      6.938       96.58
250,001 - 300,000                    402       110,522,228.45      14.77        651      80.30      6.696       97.31
300,001 - 400,000                    473       163,231,023.71      21.82        653      80.61      6.757       97.64
400,001 - 500,000                    260       115,899,913.81      15.49        654      80.68      6.735       99.65
500,001 - 600,000                    113        61,517,416.89       8.22        659      81.35      6.928       96.31
600,001 - 700,000                     31        19,550,906.55       2.61        664      81.87      6.987       96.85
700,001 or greater                    16        13,443,228.89       1.80        656      74.36      7.571      100.00
-----------------------------------------------------------------------------------------------------------------------
   Total:                          2,905      $748,073,294.64     100.00%       650      80.34%     6.856%      97.53%
=======================================================================================================================

                                                                              75

                                   FICO SCORES

                                                                 % of Loans                                     Weighted
                                 Number        Aggregated       by Remaining   Weighted   Weighted   Weighted   Average %
                                  Of      Remaining Principal     Principal     Average    Average    Average    Owner
         FICO Scores             Loans          Balance           Balance        FICO       LTV       Coupon    Occupied
-------------------------------------------------------------------------------------------------------------------------
501 - 525                             3     $    617,154.20          0.08%        519       84.96%     7.534%     100.00%
526 - 550                            12        3,650,332.34          0.49         548       83.19      7.788      100.00
551 - 575                           131       34,055,099.92          4.55         563       81.10      7.667       98.48
576 - 600                           394       82,467,659.64         11.02         588       80.36      7.008       99.23
601 - 625                           533      129,358,997.02         17.29         614       80.13      6.958       98.38
626 - 650                           629      161,904,474.92         21.64         637       80.32      6.912       98.25
651 - 675                           430      115,032,765.80         15.38         662       80.05      6.776       97.71
676 - 700                           344       97,946,390.84         13.09         687       80.67      6.638       96.03
701 - 725                           210       60,621,495.68          8.10         712       80.24      6.517       96.32
726 - 750                           126       35,819,231.89          4.79         736       80.89      6.592       93.36
751 - 775                            59       17,173,032.18          2.30         762       78.92      6.664       98.02
776 - 800                            30        8,045,795.72          1.08         785       79.78      6.551       90.98
801 - 825                             4        1,380,864.49          0.18         804       84.12      7.201       85.52
-------------------------------------------------------------------------------------------------------------------------
   Total:                         2,905     $748,073,294.64        100.00%        650       80.34%     6.856%      97.53%
=========================================================================================================================

                                  ORIGINAL TERM

                                                                 % of Loans                                     Weighted
                                 Number        Aggregate        by Remaining   Weighted   Weighted   Weighted   Average %
                                  of      Remaining Principal     Principal     Average    Average    Average    Owner
     Original Term (mths)        Loans          Balance           Balance        FICO       LTV       Coupon    Occupied
-------------------------------------------------------------------------------------------------------------------------
361 or greater                    2,905     $748,073,294.64        100.00%        650       80.34%     6.856%     97.53%
-------------------------------------------------------------------------------------------------------------------------
   Total:                         2,905     $748,073,294.64        100.00%        650       80.34%     6.856%     97.53%
=========================================================================================================================

                    REMAINING MONTHS TO MATURITY OF THE LOANS

                                                                 % of Loans                                     Weighted
                                 Number        Aggregate        by Remaining   Weighted   Weighted   Weighted   Average %
                                  of      Remaining Principal     Principal     Average    Average    Average    Owner
    Remaining Term (mths)        Loans          Balance           Balance        FICO       LTV       Coupon    Occupied
-------------------------------------------------------------------------------------------------------------------------
421 - 480                         2,905     $748,073,294.64        100.00%        650       80.34%     6.856%     97.53%
-------------------------------------------------------------------------------------------------------------------------
   Total:                         2,905     $748,073,294.64        100.00%        650       80.34%     6.856%     97.53%
=========================================================================================================================

                                                                              76

                           PROPERTY TYPES OF THE LOANS

                                                                 % of Loans                                     Weighted
                                 Number        Aggregate        by Remaining   Weighted   Weighted   Weighted   Average %
                                  of      Remaining Principal     Principal     Average    Average    Average    Owner
         Property Type           Loans          Balance           Balance        FICO       LTV       Coupon    Occupied
-------------------------------------------------------------------------------------------------------------------------
SFR                               2,129     $559,362,188.54         74.77%        650       80.26%     6.854%      97.96%
PUD                                 424      107,655,797.61         14.39         643       80.94      6.849       99.21
Condominium                         264       54,569,226.61          7.29         657       80.59      6.895       96.51
2 - 4 Family                         84       25,754,705.02          3.44         666       78.87      6.885       83.33
Townhouse                             4          731,376.86          0.10         674       80.00      5.812      100.00
-------------------------------------------------------------------------------------------------------------------------
   Total:                         2,905     $748,073,294.64        100.00%        650       80.34%     6.856%      97.53%
=========================================================================================================================

                          OCCUPANCY STATUS OF THE LOANS

                                                                 % of Loans                                     Weighted
                                 Number        Aggregate        by Remaining   Weighted   Weighted   Weighted   Average %
                                  of      Remaining Principal     Principal     Average    Average    Average    Owner
       Occupancy Status          Loans          Balance           Balance        FICO       LTV       Coupon    Occupied
-------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                    2,825     $729,606,330.31         97.53%        649       80.26%     6.837%     100.00%
  Non Owner                          69       14,625,208.33          1.96         674       83.00      7.840        0.00
 Second Home                         11        3,841,756.00          0.51         684       85.06      6.872        0.00
-------------------------------------------------------------------------------------------------------------------------
    Total:                        2,905     $748,073,294.64        100.00%        650       80.34%     6.856%      97.53%
=========================================================================================================================

                              PURPOSE OF THE LOANS

Purpose

                                                                 % of Loans                                     Weighted
                                 Number        Aggregate        by Remaining   Weighted   Weighted   Weighted   Average %
                                  of      Remaining Principal     Principal     Average    Average    Average    Owner
           Purpose                Loans          Balance           Balance        FICO       LTV       Coupon    Occupied
-------------------------------------------------------------------------------------------------------------------------
Purchase                          2,116     $530,352,314.71         70.90%        658       80.52%     6.810%      97.80%
Refi-Cash Out                       716      196,595,125.54         26.28         629       79.88      7.000       96.54
Refi-Rate/Term                       73       21,125,854.39          2.82         643       79.85      6.669      100.00
-------------------------------------------------------------------------------------------------------------------------
   Total:                         2,905     $748,073,294.64        100.00%        650       80.34%     6.856%      97.53%
=========================================================================================================================

                                                                              77

                    ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

                                                                 % of Loans                                     Weighted
                                 Number        Aggregate        by Remaining   Weighted   Weighted   Weighted   Average %
   Original Loan-to-Value         of      Remaining Principal     Principal     Average    Average    Average    Owner
     Ratio of Loans (%)          Loans          Balance           Balance        FICO       LTV       Coupon    Occupied
-------------------------------------------------------------------------------------------------------------------------
50.00 or less                        15     $  3,030,837.66          0.41%        630       39.54%     6.390%     100.00%
50.01 -  60.00                       25        6,621,246.60          0.89         643       55.28      6.789       91.96
60.01 -  70.00                       51       12,805,277.82          1.71         601       66.48      6.843       87.11
70.01 -  80.00                    2,442      617,738,296.10         82.58         655       79.75      6.754       99.20
80.01 -  90.00                      357      104,217,729.10         13.93         627       87.78      7.430       89.11
90.01 - 100.00                       15        3,659,907.36          0.49         624       94.87      8.396      100.00
-------------------------------------------------------------------------------------------------------------------------
   Total:                         2,905     $748,073,294.64        100.00%        650       80.34%     6.856%      97.53%
=========================================================================================================================

               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

                                                                 % of Loans                                     Weighted
                                 Number         Aggregate       by Remaining   Weighted   Weighted   Weighted   Average %
 Geographic Distribution by        of      Remaining Principal    Principal     Average    Average    Average     Owner
          Balance                Loans          Balance           Balance        FICO       LTV       Coupon    Occupied
-------------------------------------------------------------------------------------------------------------------------
Alabama                              10     $    904,387.84         0.12%         598       81.66%     7.550%     100.00%
Alaska                               15        4,024,777.06         0.54          653       80.00      6.678      100.00
Arizona                              48        8,447,010.81         1.13          626       81.59      7.142      100.00
California                        1,394      450,436,966.58        60.21          656       80.04      6.774       98.09
Colorado                            157       30,557,598.17         4.08          632       81.17      6.898       94.77
Connecticut                          11        2,276,452.27         0.30          619       80.72      7.128      100.00
Delaware                              1          172,627.22         0.02          631       80.00      5.750      100.00
Florida                             223       46,518,662.00         6.22          648       80.57      7.125       96.13
Georgia                              98       16,695,640.37         2.23          633       80.34      7.104       97.83
Hawaii                                3          906,220.63         0.12          648       80.00      6.503      100.00
Illinois                            119       21,957,924.04         2.94          650       80.75      7.051       96.62
Indiana                               7          668,687.33         0.09          637       80.00      7.546      100.00
Iowa                                  3          378,059.38         0.05          627       78.79      6.657      100.00
Kansas                                1          124,000.00         0.02          587       80.00      7.675      100.00
Kentucky                              1           89,560.63         0.01          658       80.00      6.488      100.00
Louisiana                             4          392,575.05         0.05          605       87.76      8.025      100.00
Maryland                             49       12,194,237.06         1.63          640       80.33      6.881       98.18
Massachusetts                        20        4,525,212.47         0.60          653       81.17      6.885      100.00
Michigan                             10        1,415,714.33         0.19          611       83.94      7.812      100.00
Minnesota                             2          522,762.26         0.07          642       83.68      6.385      100.00

                                                                              78

                                                                % of Loans
                                                                    by                                         Weighted
          Geographic                            Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
        Distribution by           Number        Remaining        Principal    Average    Average    Average     Owner
            Balance              of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
Missouri                               9        1,067,282.78        0.14        650      82.72      7.497        82.39
Montana                                6        1,713,929.78        0.23        633      83.34      7.283       100.00
Nebraska                               9        1,232,854.11        0.16        665      80.00      6.972       100.00
Nevada                                41       10,281,685.12        1.37        651      80.84      6.820        98.70
New Jersey                            32        9,128,114.78        1.22        637      79.19      7.076        96.11
New Mexico                             7        1,298,626.57        0.17        632      80.32      7.049       100.00
New York                              33       11,333,332.95        1.52        648      80.53      7.056        96.82
North Carolina                        36        5,803,301.08        0.78        625      82.90      7.349        96.91
North Dakota                           2          208,774.52        0.03        622      80.00      8.037       100.00
Ohio                                   4          665,306.74        0.09        640      87.46      8.267        77.00
Oklahoma                               1          148,389.26        0.02        579      90.00      8.800       100.00
Oregon                               102       15,771,527.37        2.11        632      80.49      6.880        97.83
Pennsylvania                          11        1,610,067.26        0.22        619      81.15      7.003       100.00
Rhode Island                           8        1,541,258.16        0.21        653      79.63      6.848       100.00
South Carolina                         6          677,266.00        0.09        633      79.91      6.760       100.00
South Dakota                           3          434,106.44        0.06        633      80.00      7.169       100.00
Tennessee                              2          195,331.20        0.03        583      80.00      7.607       100.00
Texas                                 75       11,725,980.58        1.57        636      82.80      7.593        89.21
Utah                                  32        5,432,330.96        0.73        638      80.12      6.966        92.77
Washington                           260       51,830,860.83        6.93        643      80.57      6.643        96.59
Virginia                              35        9,768,907.16        1.31        655      80.42      6.916       100.00
West Virginia                          1          183,916.03        0.02        603      80.00      6.350       100.00
Wisconsin                              9        1,193,839.33        0.16        618      78.51      7.241       100.00
Wyoming                                2          321,363.05        0.04        620      83.37      7.461       100.00
Washington DC                          3        1,295,867.08        0.17        665      80.00      6.955       100.00
-----------------------------------------------------------------------------------------------------------------------
   Total:                          2,905     $748,073,294.64      100.00%       650      80.34%     6.856%       97.53%
=======================================================================================================================

Number of States Represented: 44 and the District of Columbia

                       LOAN PROGRAMS OF THE MORTGAGE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
            Program              of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
Stated                             1,460     $420,658,835.23       56.23%       666      80.19%     7.005%       96.93%
Full                               1,392      311,855,033.03       41.69        631      80.48      6.651        98.22
Limited                               53       15,559,426.38        2.08        614      81.32      6.961       100.00
-----------------------------------------------------------------------------------------------------------------------
   Total:                          2,905     $748,073,294.64      100.00%       650      80.34%     6.856%       97.53%
=======================================================================================================================

                                                                              79

                       CURRENT MORTGAGE RATES OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
       Mortgage Rate (%)         of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                         37     $ 10,194,889.51        1.36%       671      77.54%     5.411%      100.00%
5.501 - 6.000                        225       65,948,229.43        8.82        665      80.20      5.826        99.61
6.001 - 6.500                        629      164,001,496.45       21.92        662      79.20      6.313        99.29
6.501 - 7.000                        882      239,572,005.07       32.03        654      79.87      6.764        99.17
7.001 - 7.500                        625      151,245,619.21       20.22        643      80.68      7.241        97.09
7.501 - 8.000                        325       75,152,784.16       10.05        628      81.94      7.741        93.03
8.001 - 8.500                        104       25,507,978.36        3.41        620      83.39      8.259        91.87
8.501 - 9.000                         61       12,761,229.35        1.71        604      84.91      8.756        77.36
9.001 - 9.500                         10        2,454,291.15        0.33        568      87.58      9.191        88.27
9.501 - 10.000                         7        1,234,771.95        0.17        567      88.65      9.638        88.34
-----------------------------------------------------------------------------------------------------------------------
   Total:                          2,905     $748,073,294.64      100.00%       650      80.34%     6.856%       97.53%
=======================================================================================================================

                           MAXIMUM RATES OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
       Maximum Rate (%)          of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     140     $ 29,804,167.96        3.98%       648      77.92%     7.081%       99.35%
11.001 - 11.500                       37       10,194,889.51        1.36        671      77.54      5.411       100.00
11.501 - 12.000                      225       65,948,229.43        8.82        665      80.20      5.826        99.61
12.001 - 12.500                      602      157,589,923.56       21.07        662      79.46      6.309        99.26
12.501 - 13.000                      835      228,015,805.01       30.48        654      79.92      6.764        99.12
13.001 - 13.500                      602      146,831,770.15       19.63        644      80.79      7.241        97.00
13.501 - 14.000                      299       70,453,960.00        9.42        628      81.97      7.740        92.84
14.001 - 14.500                       95       23,792,341.16        3.18        619      83.68      8.255        91.28
14.501 - 15.000                       55       12,015,392.54        1.61        604      85.06      8.755        75.95
15.001 - 15.500                        9        2,250,932.70        0.30        568      87.36      9.195        87.21
15.501 - 16.000                        6        1,175,882.62        0.16        565      88.34      9.642        87.75
-----------------------------------------------------------------------------------------------------------------------
   Total:                          2,905     $748,073,294.64      100.00%       650      80.34%     6.856%       97.53%
=======================================================================================================================

                                                                              80

                           GROSS MARGINS OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
       Gross Margin (%)          of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     140     $ 29,804,167.96        3.98%       648      77.92%     7.081%       99.35%
4.501 - 5.000                      2,698      699,354,145.83       93.49        651      80.44      6.832        97.46
5.001 - 5.500                          1          215,913.58        0.03        583      80.00      6.825       100.00
5.501 - 6.000                         46       13,032,254.04        1.74        601      80.48      7.469        96.00
6.501 - 7.000                         19        5,341,263.23        0.71        630      80.00      7.257       100.00
7.501 - 8.000                          1          325,550.00        0.04        629      85.00      7.950       100.00
-----------------------------------------------------------------------------------------------------------------------
   Total:                          2,905     $748,073,294.64      100.00%       650      80.34%     6.856%       97.53%
=======================================================================================================================

                   MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
        Months of Next                          Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
        Rate Adjustment           Number        Remaining        Principal    Average    Average    Average     Owner
           (YYYY-MM)             of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     140     $ 29,804,167.96        3.98%       648      77.92%     7.081%       99.35%
2007-04                                4          754,108.41        0.10        596      79.58      7.011       100.00
2007-05                            1,403      377,713,400.81       50.49        650      80.50      6.843        95.68
2007-06                                1          225,600.00        0.03        662      80.00      6.650       100.00
2008-03                              187       49,590,515.02        6.63        649      81.01      6.969        98.76
2008-04                              793      198,318,966.97       26.51        650      80.27      6.826        99.54
2008-05                              377       91,666,535.47       12.25        652      80.22      6.842        99.54
-----------------------------------------------------------------------------------------------------------------------
   Total:                          2,905     $748,073,294.64      100.00%       650      80.34%     6.856%       97.53%
=======================================================================================================================

                ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

                                                                % of Loans
                                                                    by                                         Weighted
        Original Number                         Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
         of Months to             Number        Remaining        Principal    Average    Average    Average     Owner
          Expiration             of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
No Penalty                           564     $135,747,309.77       18.15%       648      80.52%     7.145%      95.65%
7 - 12                               133       40,298,110.94        5.39        665      80.86      7.000       98.17
13 - 24                            1,051      281,478,264.43       37.63        650      80.40      6.807       96.79
25 - 36                            1,157      290,549,609.50       38.84        649      80.12      6.750       99.04
-----------------------------------------------------------------------------------------------------------------------
   Total:                          2,905     $748,073,294.64      100.00%       650      80.34%     6.856%      97.53%
=======================================================================================================================

                                                                              81

                           PRODUCT TYPES OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregated       Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
         Product Type            of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
2/38 ARM                           1,408     $378,693,109.22       50.62%       650      80.50%     6.844%      95.69%
3/37 ARM                           1,357      339,576,017.46       45.39        650      80.37      6.851       99.42
Fixed                                140       29,804,167.96        3.98        648      77.92      7.081       99.35
-----------------------------------------------------------------------------------------------------------------------
   Total:                          2,905     $748,073,294.64      100.00%       650      80.34%     6.856%      97.53%
=======================================================================================================================

                                  CREDIT GRADE

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregated       Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
         Credit Grade            of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
AP                                 2,681     $686,178,590.30       91.73%       654      80.33%     6.824%      97.49%
A                                    146       37,450,520.08        5.01        613      81.28      7.101       97.32
A-                                    34       10,923,206.29        1.46        602      78.75      7.362      100.00
B+                                    16        5,001,961.71        0.67        612      79.58      7.353       95.40
B                                     27        8,246,016.26        1.10        593      79.88      7.456      100.00
C                                      1          273,000.00        0.04        551      70.00      7.875      100.00
-----------------------------------------------------------------------------------------------------------------------
   Total:                          2,905     $748,073,294.64      100.00%       650      80.34%     6.856%      97.53%
=======================================================================================================================

                                  LIEN POSITION

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregated       Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
         Lien Position           of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
1                                  2,905     $748,073,294.64      100.00%       650      80.34%     6.856%      97.53%
-----------------------------------------------------------------------------------------------------------------------
   Total:                          2,905     $748,073,294.64      100.00%       650      80.34%     6.856%      97.53%
=======================================================================================================================

                                                                              82

                               GROUP I COLLATERAL

                        PRINCIPAL BALANCE AT ORIGINATION

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregated       Remaining   Weighted   Weighted   Weighted   Average %
     Principal Balance at         Number        Remaining        Principal    Average    Average    Average     Owner
        Origination ($)          Of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
1 - 25,000                             2     $     48,850.00        0.01%       600      63.62%     9.601%      51.18%
25,001 - 50,000                      205        8,787,992.00        1.79        613      81.15      9.087       63.40
50,001 - 75,000                      446       28,049,910.00        5.71        615      82.31      8.702       71.85
75,001 - 100,000                     655       57,765,134.40       11.75        615      81.46      7.824       86.79
100,001 - 125,000                    607       68,747,663.00       13.98        617      80.94      7.626       92.06
125,001 - 150,000                    620       85,386,665.56       17.37        622      81.24      7.577       92.86
150,001 - 175,000                    262       41,660,842.00        8.47        621      80.37      7.489       88.82
175,001 - 200,000                    191       35,811,940.00        7.28        599      79.62      7.644       86.22
200,001 - 250,000                    258       58,063,266.00       11.81        611      79.69      7.388       86.01
250,001 - 300,000                    195       53,482,168.82       10.88        601      79.62      7.380       89.35
300,001 - 400,000                    149       49,189,854.00       10.00        614      80.60      7.242       86.62
400,001 - 500,000                     11        4,667,150.00        0.95        685      78.41      6.977       63.06
-----------------------------------------------------------------------------------------------------------------------
   Total:                          3,601     $491,661,435.78      100.00%       614      80.64%     7.619%      87.38%
=======================================================================================================================

                    REMAINING PRINCIPAL BALANCES OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregated       Remaining   Weighted   Weighted   Weighted   Average %
      Remaining Principal         Number        Remaining        Principal    Average    Average    Average     Owner
          Balance ($)            Of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
1 - 25,000                             2     $     48,850.00        0.01%       600      63.62%     9.601%      51.18%
25,001 - 50,000                      205        8,784,526.87        1.79        613      81.15      9.087       63.40
50,001 - 75,000                      448       28,190,974.05        5.74        615      82.33      8.698       71.74
75,001 - 100,000                     653       57,583,322.35       11.72        615      81.45      7.824       86.89
100,001 - 125,000                    608       68,836,745.18       14.01        617      80.95      7.624       91.90
125,001 - 150,000                    619       85,218,707.87       17.34        622      81.23      7.578       92.99
150,001 - 175,000                    262       41,639,355.78        8.47        621      80.37      7.489       88.82
175,001 - 200,000                    191       35,787,727.10        7.28        599      79.62      7.644       86.22
200,001 - 250,000                    259       58,279,247.07       11.86        611      79.73      7.387       86.07
250,001 - 300,000                    194       53,201,108.93       10.83        600      79.57      7.381       89.30
300,001 - 400,000                    149       49,167,528.57       10.01        614      80.60      7.242       86.62
400,001 - 500,000                     11        4,666,460.14        0.95        685      78.41      6.977       63.06
-----------------------------------------------------------------------------------------------------------------------
   Total:                          3,601     $491,404,553.91      100.00%       614      80.64%     7.619%      87.38%
=======================================================================================================================

                                                                              83

                                   FICO SCORES

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregated       Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
          FICO Scores            Of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
No FICO                                1     $    143,721.98        0.03%         0      78.26%     9.150%     100.00%
452 - 476                              1           93,750.00        0.02        465      75.00      8.200        0.00
477 - 501                             15        2,373,841.95        0.48        500      72.31      8.458       98.45
502 - 526                            181       27,418,692.72        5.58        514      74.86      8.824       97.81
527 - 551                            276       42,443,010.51        8.64        540      77.43      8.445       94.92
552 - 576                            385       55,316,571.39       11.26        566      81.87      8.097       94.62
577 - 601                            654       82,415,478.56       16.77        589      81.33      7.566       92.50
602 - 626                            641       85,925,859.48       17.49        615      80.19      7.279       89.96
627 - 651                            596       78,543,257.75       15.98        638      81.68      7.369       85.64
652 - 676                            364       48,695,948.68        9.91        663      81.85      7.341       79.66
677 - 701                            233       31,464,014.70        6.40        688      82.46      7.232       73.52
702 - 726                            125       18,593,310.77        3.78        715      80.74      6.992       73.68
727 - 751                             80       11,339,967.28        2.31        739      82.29      7.302       58.21
752 - 776                             34        4,244,211.71        0.86        763      83.57      7.361       58.94
777 - 801                             14        2,352,866.43        0.48        786      78.89      6.834       83.01
802 - 826                              1           40,050.00        0.01        813      90.00      9.500        0.00
-----------------------------------------------------------------------------------------------------------------------
   Total:                          3,601     $491,404,553.91      100.00%       614      80.64%     7.619%      87.38%
=======================================================================================================================

Note: Pre-due diligence collateral. No loans with a FICO score below 500 will be included in the final pool.

                                  ORIGINAL TERM

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
     Original Term (mths)        of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
121 - 180                             26     $  2,287,258.46        0.47%       613      68.43%     7.566%      86.81%
181 - 240                              6          680,222.87        0.14        602      79.41      7.471      100.00
301 - 360                          3,108      412,043,865.84       83.85        611      80.92      7.728       86.11
421 - 480                            461       76,393,206.74       15.55        633      79.50      7.034       94.14
-----------------------------------------------------------------------------------------------------------------------
   Total:                          3,601     $491,404,553.91      100.00%       614      80.64%     7.619%      87.38%
=======================================================================================================================

                                                                              84

                    REMAINING MONTHS TO MATURITY OF THE LOANS

                                                                  % of
                                                Aggregate       Loans by                                      Weighted
                                                Remaining       Remaining   Weighted   Weighted   Weighted   Average %
                                 Number of      Principal       Principal    Average    Average    Average     Owner
     Remaining Term (mths)         Loans         Balance        Balance       FICO        LTV      Coupon     Occupied
----------------------------------------------------------------------------------------------------------------------
180 or less                           26     $  2,287,258.46       0.47%       613       68.43%    7.566%      86.81%
181 - 348                              6          680,222.87       0.14        602       79.41     7.471      100.00
349 - 360                          3,108      412,043,865.84      83.85        611       80.92     7.728       86.11
421 - 480                            461       76,393,206.74      15.55        633       79.50     7.034       94.14
----------------------------------------------------------------------------------------------------------------------
   Total:                          3,601     $491,404,553.91     100.00%       614       80.64%    7.619%      87.38%
======================================================================================================================

                           PROPERTY TYPES OF THE LOANS

                                                                  % of
                                                Aggregate       Loans by                                      Weighted
                                                Remaining       Remaining   Weighted   Weighted   Weighted   Average %
                                 Number of      Principal       Principal    Average    Average    Average     Owner
          Property Type            Loans         Balance         Balance      FICO        LTV      Coupon     Occupied
----------------------------------------------------------------------------------------------------------------------
SFR                                2,668     $350,103,165.34      71.25%       608       80.75%    7.690%     89.51%
PUD                                  423       65,690,872.60      13.37        615       81.11     7.424      93.81
2 - 4 Family                         205       37,724,580.72       7.68        643       79.52     7.514      54.66
Condominium                          291       36,456,004.14       7.42        640       79.97     7.393      88.93
Townhouse                             14        1,429,931.11       0.29        607       77.76     7.726      94.53
----------------------------------------------------------------------------------------------------------------------
   Total:                          3,601     $491,404,553.91     100.00%       614       80.64%    7.619%     87.38%
======================================================================================================================

                          OCCUPANCY STATUS OF THE LOANS

                                                                  % of
                                                Aggregate       Loans by                                      Weighted
                                                Remaining       Remaining   Weighted   Weighted   Weighted   Average %
                                 Number of      Principal       Principal    Average    Average    Average     Owner
Occupancy Status                   Loans         Balance         Balance      FICO        LTV      Coupon     Occupied
------------------------------------------------------------------------------ ---------------------------------------
Owner-Occupied                     3,077     $429,399,410.80      87.38%       609       80.07%    7.532%     100.00%
Non Owner                            479       55,397,699.52      11.27        649       84.61     8.300        0.00
Second Home                           45        6,607,443.59       1.34        664       84.34     7.529        0.00
------------------------------------------------------------------------------ ---------------------------------------
   Total:                          3,601     $491,404,553.91     100.00%       614       80.64%    7.619%      87.38%
======================================================================================================================

                                                                              85

                              PURPOSE OF THE LOANS

                                                                  % of
                                                Aggregate       Loans by                                      Weighted
                                                Remaining       Remaining   Weighted   Weighted   Weighted   Average %
                                 Number of      Principal       Principal    Average    Average    Average     Owner
            Purpose                Loans         Balance         Balance      FICO        LTV      Coupon     Occupied
------------------------------------------------------------------------------ ---------------------------------------
Refi-Cash Out                      1,469     $255,795,209.84      52.05%       603       79.20%    7.466%     90.15%
Purchase                           1,990      211,354,907.50      43.01        630       82.82     7.718      83.30
Refi-Rate/Term                       142       24,254,436.57       4.94        591       76.81     8.366      93.75
------------------------------------------------------------------------------ ---------------------------------------
   Total:                          3,601     $491,404,553.91     100.00%       614       80.64%    7.619%     87.38%
======================================================================================================================

                    ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

                                                                  % of
                                                Aggregate       Loans by                                      Weighted
                                                Remaining       Remaining   Weighted   Weighted   Weighted   Average %
    Original Loan-to-Value       Number of      Principal       Principal    Average    Average    Average     Owner
      Ratio of Loans (%)           Loans         Balance         Balance      FICO        LTV      Coupon     Occupied
----------------------------------------------------------------------------------------------------------------------
50.00 or less                         54     $  6,421,468.23       1.31%       583       40.37%    7.620%     92.07%
50.01 - 60.00                         71       12,198,531.15       2.48        592       55.77     7.433      87.40
60.01 - 70.00                        202       33,375,389.71       6.79        581       66.35     7.798      89.16
70.01 - 80.00                      2,117      279,323,316.35      56.84        620       79.22     7.276      95.79
80.01 - 90.00                        906      128,324,611.80      26.11        616       88.08     8.085      66.32
90.01 - 100.00                       251       31,761,236.67       6.46        608       95.73     8.631      95.70
----------------------------------------------------------------------------------------------------------------------
   Total:                          3,601     $491,404,553.91     100.00%       614       80.64%    7.619%     87.38%
======================================================================================================================

                                                                              86

               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

                                                                  % of
                                                Aggregate       Loans by                                      Weighted
                                                Remaining       Remaining   Weighted   Weighted   Weighted   Average %
  Geographic Distribution by     Number of      Principal       Principal    Average    Average    Average     Owner
            Balance                Loans         Balance         Balance      FICO        LTV      Coupon     Occupied
----------------------------------------------------------------------------------------------------------------------
Alabama                               46     $ 4,066,194.03        0.83%       599       85.31%     8.509%     85.58%
Alaska                                17       2,692,108.69        0.55        630       82.10      7.881      89.97
Arizona                               72      10,027,222.25        2.04        612       81.80      7.562      95.09
Arkansas                              16       1,453,068.95        0.30        599       89.99      8.892      93.48
California                           403      84,134,062.59       17.12        612       75.65      7.150      88.96
Colorado                             102      16,144,598.74        3.29        621       81.90      7.318      85.78
Connecticut                           38       6,676,377.33        1.36        605       78.40      7.603      86.84
Delaware                               3         456,400.00        0.09        592       76.83     10.191      68.45
Florida                              377      54,013,427.76       10.99        626       81.21      7.523      89.55
Georgia                              135      18,373,833.63        3.74        611       84.68      7.882      77.32
Hawaii                                 2         587,230.44        0.12        582       81.62      7.394     100.00
Idaho                                  3         342,484.71        0.07        677       84.10      7.934      59.01
Illinois                             305      44,710,433.35        9.10        623       81.36      7.439      86.33
Indiana                               71       5,598,023.36        1.14        608       85.74      8.432      73.34
Iowa                                  23       2,148,599.37        0.44        615       82.32      7.884      90.60
Kansas                                 7         775,719.28        0.16        627       80.48      7.506     100.00
Kentucky                              11       1,167,578.06        0.24        606       84.04      7.746      93.45
Louisiana                             50       4,812,402.23        0.98        594       81.66      8.311      94.79
Maine                                 10       1,660,791.53        0.34        618       83.15      7.000      84.90
Maryland                              81      14,361,233.75        2.92        623       79.94      7.407      90.79
Massachusetts                         28       5,926,935.39        1.21        610       77.51      7.982      90.63
Michigan                             146      13,860,528.14        2.82        611       85.08      8.223      72.84
Minnesota                             17       2,116,138.49        0.43        591       85.96      8.676      82.27
Missouri                              53       4,664,619.37        0.95        597       83.63      8.311      76.96
Montana                                9         982,664.51        0.20        610       83.97      7.632      92.37
Nebraska                              34       2,865,861.04        0.58        604       80.98      8.141      97.24
Nevada                                21       3,701,384.70        0.75        609       78.24      7.487      83.13
New Hampshire                         11       2,186,876.71        0.45        600       80.28      7.927      79.90
New Jersey                            84      16,968,886.62        3.45        622       79.32      7.805      79.03
New Mexico                            17       1,655,185.40        0.34        581       82.86      8.281      90.04
New York                              43       9,318,668.67        1.90        617       75.11      7.493      86.12
North Carolina                        72       7,160,652.63        1.46        608       84.50      8.018      78.58
North Dakota                           3         173,600.00        0.04        626       80.00      8.282     100.00

                                                                              87

                                                                % of Loans
                                                                    by                                         Weighted
          Geographic                            Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
       Distribution by            Number        Remaining        Principal    Average    Average    Average     Owner
           Balance               of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
Ohio                                  72        6,767,380.64        1.38        613      88.63      8.315       50.65
Oklahoma                              47        4,273,675.40        0.87        593      83.19      8.555       92.61
Oregon                                83       11,101,336.19        2.26        619      78.76      7.147       92.58
Pennsylvania                          88        8,726,021.40        1.78        607      83.97      8.298       79.40
Rhode Island                          10        1,696,793.70        0.35        595      80.50      7.854       78.99
South Carolina                        40        4,019,779.43        0.82        597      82.44      8.096       95.42
South Dakota                           2          201,104.92        0.04        626      84.91      7.243      100.00
Tennessee                            131       12,321,024.16        2.51        602      84.42      7.996       91.08
Texas                                534       52,835,515.35       10.75        611      81.37      7.917       94.61
Utah                                  40        5,450,312.29        1.11        613      81.18      7.323       99.01
Vermont                                2          181,410.00        0.04        585      86.69      8.800      100.00
Washington                           120       19,793,460.56        4.03        624      82.49      7.021       91.40
Virginia                              55       10,090,079.11        2.05        597      77.03      7.073       98.01
West Virginia                          8          816,040.73        0.17        583      84.19      8.130      100.00
Wisconsin                             47        5,223,649.29        1.06        608      83.07      8.294       78.73
Wyoming                                4          532,360.04        0.11        577      77.79      8.627      100.00
Washington DC                          8        1,590,818.98        0.32        629      73.51      7.586       42.17
-----------------------------------------------------------------------------------------------------------------------
   Total:                          3,601     $491,404,553.91      100.00%       614      80.64%     7.619%      87.38%
=======================================================================================================================

Number of States Represented: 49 and District of Columbia

                       LOAN PROGRAMS OF THE MORTGAGE LOANS

                                                                   % of Loans
                                                                       by                                         Weighted
                                                  Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
                                 Number of   Remaining Principal    Principal    Average    Average    Average     Owner
            Program                Loans          Balance            Balance      FICO        LTV      Coupon     Occupied
--------------------------------------------------------------------------------------------------------------------------
Full                               2,488       $336,531,112.29        68.48%       598      80.52%     7.563%      91.55%
Stated                             1,059        147,755,841.55        30.07        651      80.79      7.739       77.40
Limited                               54          7,117,600.07         1.45        600      82.88      7.773       97.45
--------------------------------------------------------------------------------------------------------------------------
   Total:                          3,601       $491,404,553.91       100.00%       614      80.64%     7.619%      87.38%
==========================================================================================================================

                                                                              88

                       CURRENT MORTGAGE RATES OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
       Mortgage Rate (%)         of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                         13     $  2,310,998.75        0.47%       645      76.24%      5.385%    100.00%
5.501 - 6.000                         82       16,848,565.27        3.43        651      76.40       5.828      98.52
6.001 - 6.500                        300       50,727,894.15       10.32        640      77.64       6.326      97.86
6.501 - 7.000                        559       91,144,955.56       18.55        630      78.50       6.780      96.04
7.001 - 7.500                        665       92,629,618.26       18.85        623      79.78       7.279      91.30
7.501 - 8.000                        641       87,677,122.60       17.84        613      80.69       7.764      83.18
8.001 - 8.500                        427       53,430,182.27       10.87        597      83.13       8.273      79.16
8.501 - 9.000                        404       47,498,645.47        9.67        591      85.49       8.773      73.30
9.001 - 9.500                        216       22,471,699.40        4.57        581      85.35       9.246      72.49
9.501 - 10.000                       158       15,354,209.60        3.12        573      85.18       9.729      81.56
10.001 - 10.500                       57        4,104,627.30        0.84        563      85.71      10.276      77.60
10.501 - 11.000                       36        3,386,197.41        0.69        553      80.09      10.796      90.96
11.001 - 11.500                       20        1,510,184.21        0.31        546      71.04      11.261      86.91
11.501 - 12.000                       13          986,505.27        0.20        529      65.17      11.810     100.00
12.001 - 12.500                       10        1,323,148.39        0.27        516      61.99      12.193     100.00
-----------------------------------------------------------------------------------------------------------------------
   Total:                          3,601     $491,404,553.91      100.00%       614      80.64%      7.619%     87.38%
=======================================================================================================================

                           MAXIMUM RATES OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
        Maximum Rate (%)         of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     517     $ 63,265,422.09       12.87%       627      77.85%      7.624%     88.98%
11.001 - 11.500                       13        2,310,998.75        0.47        645      76.24       5.385     100.00
11.501 - 12.000                       81       16,529,825.57        3.36        652      76.43       5.825      98.49
12.001 - 12.500                      253       42,659,331.24        8.68        638      79.11       6.317      97.45
12.501 - 13.000                      483       78,412,682.27       15.96        628      78.75       6.778      96.02
13.001 - 13.500                      563       79,621,079.76       16.20        622      80.08       7.272      91.08
13.501 - 14.000                      538       75,068,040.18       15.28        609      80.81       7.757      83.69
14.001 - 14.500                      376       48,332,116.43        9.84        597      83.60       8.270      78.33
14.501 - 15.000                      338       41,281,226.36        8.40        589      86.02       8.768      73.36
15.001 - 15.500                      191       20,127,970.73        4.10        580      85.40       9.239      70.37
15.501 - 16.000                      136       14,018,573.72        2.85        572      85.96       9.694      82.38
16.001 - 16.500                       43        3,393,788.29        0.69        562      85.41      10.283      73.92
16.501 - 17.000                       33        3,181,660.65        0.65        553      79.65      10.804      90.38
17.001 - 17.500                       15        1,093,784.21        0.22        546      71.04      11.270      87.04
17.501 - 18.000                       12          940,905.27        0.19        530      64.45      11.823     100.00
18.001 - 18.500                        9        1,167,148.39        0.24        518      61.59      12.212     100.00
-----------------------------------------------------------------------------------------------------------------------
   Total:                          3,601     $491,404,553.91      100.00%       614      80.64%      7.619%     87.38%
=======================================================================================================================

                                                                              89

                           GROSS MARGINS OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
       Gross Margin (%)          of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     517     $ 63,265,422.09       12.87%       627      77.85%     7.624%      88.98%
4.501 - 5.000                      2,809      380,586,494.55       77.45        619      81.85      7.522       86.30
5.501 - 6.000                        146       25,575,219.44        5.20        558      78.72      8.074       92.85
6.501 - 7.000                        128       21,651,867.83        4.41        552      69.63      8.760       95.08
7.501 - 8.000                          1          325,550.00        0.07        629      85.00      7.950      100.00
-----------------------------------------------------------------------------------------------------------------------
   Total:                          3,601     $491,404,553.91      100.00%       614      80.64%     7.619%      87.38%
=======================================================================================================================

                   MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
       Months of Next                           Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
      Rate Adjustment             Number        Remaining        Principal    Average    Average    Average     Owner
          (YYYY-MM)              of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     517     $ 63,265,422.09       12.87%       627      77.85%     7.624%      88.98%
2005-10                                1          119,800.74        0.02        598      80.00      6.950      100.00
2005-11                               11        1,743,245.44        0.35        599      84.30      7.775       79.81
2005-12                                7        1,479,555.00        0.30        622      84.69      7.407       77.29
2006-09                                1           53,678.18        0.01        587      80.00      8.200      100.00
2006-11                                1          217,633.50        0.04        534      85.00      8.450      100.00
2006-12                                3          466,455.57        0.09        623      87.82      7.175      100.00
2007-01                                3          298,726.80        0.06        673      80.00      5.767      100.00
2007-02                                8        1,030,329.01        0.21        601      87.60      8.233       72.34
2007-03                               60       10,109,299.59        2.06        596      80.77      7.335       95.71
2007-04                              373       53,793,852.66       10.95        585      79.74      7.583       95.44
2007-05                            1,428      199,600,427.26       40.62        616      80.91      7.624       85.41
2007-06                              894      111,959,856.01       22.78        612      82.22      7.889       83.13
2008-01                                1          142,155.56        0.03        648      80.00      6.650      100.00
2008-02                                1          318,739.70        0.06        578      75.00      6.000      100.00
2008-03                               27        4,747,236.32        0.97        627      79.05      7.200      100.00
2008-04                              125       20,298,955.64        4.13        632      79.99      6.901       96.47
2008-05                               79       12,008,520.68        2.44        630      80.56      7.198       95.87
2008-06                               18        2,289,160.00        0.47        639      84.60      7.642       75.50
2010-01                                1          141,455.77        0.03        667      80.00      7.400      100.00
2010-03                                1           85,405.27        0.02        582      90.00      8.950      100.00
2010-04                                9        1,552,919.18        0.32        614      79.74      7.130       58.74
2010-05                               19        3,246,853.94        0.66        664      76.51      6.853       97.69
2010-06                               13        2,434,870.00        0.50        617      79.33      7.011       72.38
-----------------------------------------------------------------------------------------------------------------------
   Total:                          3,601     $491,404,553.91      100.00%       614      80.64%     7.619%      87.38%
=======================================================================================================================

                                                                              90

                ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

                                                                % of Loans
                                                                    by                                         Weighted
        Original Number                         Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
           of Months              Number        Remaining        Principal    Average    Average    Average     Owner
        to Expiration            of Loans   Principal Balance     Balance      FICO       LTV       Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
No Penalty                         1,093     $155,968,012.89       31.74%       615      81.08%     7.751%      84.60%
7 - 12                                71       12,408,377.34        2.53        625      78.61      7.443       75.00
13 - 24                            1,767      231,128,134.12       47.03        608      80.89      7.658       88.09
25 - 36                              670       91,900,029.56       18.70        627      79.51      7.319       91.98
-----------------------------------------------------------------------------------------------------------------------
Total:                             3,601     $491,404,553.91      100.00%       614      80.64%     7.619%      87.38%
=======================================================================================================================

                           PRODUCT TYPES OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
        Product Type             of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
2/28 ARM                           2,519     $334,237,326.63       68.02%       606      81.34%     7.785%      85.85%
2/38 ARM                             210       35,078,290.28        7.14        634      79.97      7.042       89.83
3/27 ARM                              38        4,933,569.85        1.00        625      83.31      7.557       78.57
3/37 ARM                             213       34,871,198.05        7.10        632      79.85      6.991       97.95
5/25 ARM                              41        7,104,304.16        1.45        636      78.07      6.959       80.46
6 Month LIBOR                         19        3,342,601.18        0.68        609      84.32      7.583       79.42
Fixed                                517       63,265,422.09       12.87        627      77.85      7.624       88.98
I/O 2/28 ARM                          42        8,214,641.67        1.67        669      78.71      6.571       95.90
I/O 5/25 ARM                           2          357,200.00        0.07        671      83.46      7.736      100.00
-----------------------------------------------------------------------------------------------------------------------
Total:                             3,601     $491,404,553.91      100.00%       614      80.64%     7.619%      87.38%
=======================================================================================================================

                                  CREDIT GRADE

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
        Credit Grade             of Loans   Principal Balance    Balance       FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
AP                                 2,891     $375,949,274.52       76.51%       628      81.61%     7.461%      86.61%
A                                    297       46,514,765.87        9.47        586      80.99      7.835       85.00
A-                                   103       17,752,207.29        3.61        570      78.66      7.964       89.45
B                                    117       19,735,131.47        4.02        555      79.09      8.219       93.17
B+                                    47        7,226,744.79        1.47        562      76.58      8.059       96.56
C                                     98       17,826,556.58        3.63        554      71.17      8.002       93.05
D                                     48        6,399,873.39        1.30        544      62.13     10.915      100.00
-----------------------------------------------------------------------------------------------------------------------
Total:                             3,601     $491,404,553.91      100.00%       614      80.64%     7.619%      87.38%
=======================================================================================================================

                                                                              91

                                  LIEN POSITION

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
         Lien Position           of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
1                                  3,601     $491,404,553.91      100.00%       614      80.64%     7.619%      87.38%
-----------------------------------------------------------------------------------------------------------------------
Total:                             3,601     $491,404,553.91      100.00%       614      80.64%     7.619%      87.38%
-----------------------------------------------------------------------------------------------------------------------

                                                                              92

                               GROUP II COLLATERAL

                        PRINCIPAL BALANCE AT ORIGINATION

                                                                % of Loans                                     Weighted
                                 Number       Aggregated       by Original   Weighted   Weighted   Weighted   Average %
     Principal Balance at           Of    Original Principal    Principal     Average    Average    Average     Owner
       Origination ($)            Loans         Balance          Balance       FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
1 - 25,000                             7     $    162,525.00        0.02%       574      64.87%     9.553%      58.33%
25,001 - 50,000                      432       18,396,896.60        1.95        613      82.27      9.141       51.55
50,001 - 75,000                      875       54,924,088.50        5.81        619      82.92      8.675       64.62
75,001 - 100,000                   1,051       92,448,099.30        9.78        612      81.71      7.951       78.98
100,001 - 125,000                  1,026      115,873,816.80       12.26        613      81.06      7.738       84.33
125,001 - 150,000                    867      118,913,528.00       12.58        620      80.20      7.556       88.14
150,001 - 175,000                    530       85,266,032.00        9.02        610      80.01      7.587       82.13
175,001 - 200,000                    437       81,919,180.59        8.66        604      79.72      7.613       83.34
200,001 - 250,000                    548      122,803,600.00       12.99        608      80.38      7.520       82.21
250,001 - 300,000                    454      124,440,660.00       13.16        611      80.75      7.273       86.00
300,001 - 400,000                    342      114,080,387.00       12.07        619      81.29      7.333       82.98
400,001 - 500,000                     26       11,444,617.00        1.21        653      82.79      7.203       54.85
500,001 - 600,000                      4        2,230,000.00        0.24        663      83.57      7.585       25.56
600,001 - 700,000                      4        2,584,150.00        0.27        648      85.04      8.029       24.66
-----------------------------------------------------------------------------------------------------------------------
Total:                             6,603     $945,487,580.79      100.00%       614      80.87%     7.649%      81.34%
=======================================================================================================================

                    REMAINING PRINCIPAL BALANCES OF THE LOANS

                                                            % of Loans
                                             Aggregated         by                                         Weighted
                                 Number       Remaining      Remaining   Weighted   Weighted   Weighted   Average %
     Remaining Principal           Of         Principal      Principal    Average    Average    Average     Owner
         Balance ($)              Loans        Balance        Balance      FICO        LTV      Coupon     Occupied
-------------------------------------------------------------------------------------------------------------------
1 - 25,000                            7   $    162,502.90       0.02%       574      64.87%    9.553%       58.33%
25,001 - 50,000                     433     18,438,573.67       1.95        613      82.26     9.139        51.68
50,001 - 75,000                     876     55,002,766.67       5.82        619      82.91     8.671        64.68
75,001 - 100,000                  1,049     92,252,772.62       9.76        612      81.72     7.952        78.94
100,001 - 125,000                 1,027    115,941,908.42      12.27        613      81.06     7.737        84.24
125,001 - 150,000                   866    118,726,397.72      12.56        620      80.19     7.556        88.24
150,001 - 175,000                   531     85,392,324.30       9.04        610      80.04     7.586        82.17
175,001 - 200,000                   436     81,671,843.49       8.64        604      79.69     7.614        83.30
200,001 - 250,000                   548    122,746,384.51      12.99        608      80.38     7.520        82.21
250,001 - 300,000                   454    124,378,469.07      13.16        611      80.75     7.273        86.00
300,001 - 400,000                   342    114,030,032.24      12.07        619      81.29     7.333        82.98
400,001 - 500,000                    26     11,441,821.63       1.21        653      82.79     7.203        54.85
500,001 - 600,000                     4      2,230,000.00       0.24        663      83.57     7.585        25.56
600,001 - 700,000                     4      2,583,190.98       0.27        648      85.04     8.029        24.66
-------------------------------------------------------------------------------------------------------------------
Total:                            6,603   $944,998,988.22     100.00%       614      80.87%    7.649%       81.34%
===================================================================================================================

                                                                              93

                                   FICO SCORES

                                                                 % of Loans                                     Weighted
                                 Number        Aggregate        by Remaining   Weighted   Weighted   Weighted   Average %
                                  Of      Remaining Principal     Principal     Average    Average    Average    Owner
          FICO Scores            Loans          Balance           Balance        FICO       LTV       Coupon    Occupied
-------------------------------------------------------------------------------------------------------------------------
477 - 501                            32     $  4,486,993.82          0.47%        500       72.07%     9.036%     93.80%
502 - 526                           415       63,226,783.96          6.69         515       73.91      8.779      95.90
527 - 551                           537       78,004,807.77          8.25         541       76.98      8.435      93.65
552 - 576                           677       98,819,174.70         10.46         565       80.49      8.037      91.19
577 - 601                         1,161      160,700,418.12         17.01         589       81.30      7.499      89.72
602 - 626                         1,199      171,187,843.29         18.12         614       81.51      7.319      87.65
627 - 651                         1,006      138,842,418.49         14.69         638       81.75      7.396      79.37
652 - 676                           701      101,338,061.97         10.72         664       82.41      7.417      67.48
677 - 701                           413       59,794,004.87          6.33         688       83.62      7.381      55.87
702 - 726                           229       34,667,486.48          3.67         712       84.34      7.334      52.57
727 - 751                           142       20,667,384.51          2.19         736       84.41      7.364      45.29
752 - 776                            67        9,653,802.52          1.02         763       80.20      7.296      50.73
777 - 801                            22        3,317,872.93          0.35         787       84.66      7.126      55.91
802 - 826                             2          291,934.79          0.03         809       80.00      7.203      31.51
-------------------------------------------------------------------------------------------------------------------------
   Total:                         6,603     $944,998,988.22        100.00%        614       80.87%     7.649%     81.34%
=========================================================================================================================

Note: Pre-due diligence collateral. No loans with a FICO score below 500 will be included in the final pool.

                                  ORIGINAL TERM

                                                                 % of Loans                                     Weighted
                                 Number        Aggregate        by Remaining   Weighted   Weighted   Weighted   Average %
                                  Of      Remaining Principal     Principal     Average    Average    Average    Owner
     Original Term (mths)        Loans          Balance           Balance        FICO       LTV       Coupon    Occupied
-------------------------------------------------------------------------------------------------------------------------
121 - 180                            46     $  4,115,415.03          0.44%        612       72.20%     7.838%      90.70%
181 - 240                             7          748,351.16          0.08         646       69.54      6.991      100.00
301 - 360                         5,806      810,141,193.40         85.73         610       81.05      7.748       79.46
421 - 480                           744      129,994,028.63         13.76         633       80.10      7.032       92.63
-------------------------------------------------------------------------------------------------------------------------
   Total:                         6,603     $944,998,988.22        100.00%        614       80.87%     7.649%      81.34%
=========================================================================================================================

                                                                              94

                    REMAINING MONTHS TO MATURITY OF THE LOANS

                                                                 % of Loans                                     Weighted
                                 Number        Aggregate        by Remaining   Weighted   Weighted   Weighted   Average %
                                  Of      Remaining Principal     Principal     Average    Average    Average    Owner
    Remaining Term (mths)        Loans          Balance           Balance        FICO       LTV       Coupon    Occupied
-------------------------------------------------------------------------------------------------------------------------
180 or less                          46     $  4,115,415.03          0.44%        612       72.20%     7.838%     90.70%
181 - 348                            11        1,248,368.42          0.13         639       70.32      7.268      97.28
349 - 360                         5,802      809,641,176.14         85.68         610       81.05      7.748      79.45
421 - 480                           744      129,994,028.63         13.76         633       80.10      7.032      92.63
-------------------------------------------------------------------------------------------------------------------------
   Total:                         6,603     $944,998,988.22        100.00%        614       80.87%     7.649%     81.34%
=========================================================================================================================

                           PROPERTY TYPES OF THE LOANS

                                                                 % of Loans                                     Weighted
                                 Number        Aggregate        by Remaining   Weighted   Weighted   Weighted   Average %
                                  Of      Remaining Principal     Principal     Average    Average    Average    Owner
        Property Type            Loans          Balance           Balance        FICO       LTV       Coupon    Occupied
-------------------------------------------------------------------------------------------------------------------------
SFR                               5,017     $682,923,201.78         72.27%        609       80.64%     7.692%     85.45%
PUD                                 642      105,238,457.93         11.14         611       81.08      7.497      88.66
2 - 4 Family                        497       95,329,668.33         10.09         640       81.64      7.627      45.01
Condominium                         432       59,526,264.66          6.30         629       81.88      7.467      78.99
Townhouse                            15        1,981,395.52          0.21         632       82.87      7.333      93.60
-------------------------------------------------------------------------------------------------------------------------
   Total:                         6,603     $944,998,988.22        100.00%        614       80.87%     7.649%     81.34%
=========================================================================================================================

                          OCCUPANCY STATUS OF THE LOANS

                                                                 % of Loans                                     Weighted
                                 Number        Aggregate        by Remaining   Weighted   Weighted   Weighted   Average %
                                  Of      Remaining Principal     Principal     Average    Average    Average    Owner
       Occupancy Status          Loans          Balance           Balance        FICO       LTV       Coupon    Occupied
-------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                    5,182     $768,638,526.83         81.34%        604       79.87%     7.522%     100.00%
Non-Owner                         1,326      161,032,510.98         17.04         654       85.08      8.258        0.00
Second Home                          95       15,327,950.41          1.62         647       86.83      7.649        0.00
-------------------------------------------------------------------------------------------------------------------------
   Total:                         6,603     $944,998,988.22        100.00%        614       80.87%     7.649%      81.34%
=========================================================================================================================

                                                                              95

                              PURPOSE OF THE LOANS

                                                                 % of Loans                                     Weighted
                                 Number        Aggregate        by Remaining   Weighted   Weighted   Weighted   Average %
                                  Of      Remaining Principal     Principal     Average    Average    Average    Owner
            Purpose              Loans          Balance           Balance        FICO       LTV       Coupon    Occupied
-------------------------------------------------------------------------------------------------------------------------
Refi-Cash Out                     3,490     $597,254,365.95         63.20%        604       79.67%     7.520%     88.14%
Purchase                          2,792      292,616,307.56         30.96         635       83.97      7.828      65.21
Refi-Rate/Term                      321       55,128,314.71          5.83         598       77.41      8.100      93.17
-------------------------------------------------------------------------------------------------------------------------
   Total:                         6,603     $944,998,988.22        100.00%        614       80.87%     7.649%     81.34%
=========================================================================================================================

                    ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

                                                                 % of Loans                                     Weighted
                                 Number        Aggregate        by Remaining   Weighted   Weighted   Weighted   Average %
     Original Loan-to-Value       Of      Remaining Principal     Principal     Average    Average    Average    Owner
       Ratio of Loans (%)        Loans          Balance           Balance        FICO       LTV       Coupon    Occupied
-------------------------------------------------------------------------------------------------------------------------
50.00 or less                       128     $ 16,534,406.07          1.75%        586       40.76%     7.462%     94.19%
50.01 -  60.00                      163       26,230,801.96          2.78         585       56.15      7.723      88.79
60.01 -  70.00                      426       73,286,001.00          7.76         577       66.42      7.813      91.33
70.01 -  80.00                    3,325      458,620,737.94         48.53         616       79.14      7.295      91.97
80.01 -  90.00                    2,105      303,549,843.96         32.12         623       88.07      7.998      59.20
90.01 - 100.00                      456       66,777,197.29          7.07         614       95.53      8.329      91.84
-------------------------------------------------------------------------------------------------------------------------
    Total:                        6,603     $944,998,988.22        100.00%        614       80.87%     7.649%     81.34%
=========================================================================================================================

                                                                              96

               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

                                                                   % of Loans
                                                                       by                                         Weighted
                                                  Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
   Geographic Distribution       Number of   Remaining Principal    Principal    Average    Average    Average     Owner
         by Balance                Loans            Balance          Balance      FICO        LTV      Coupon     Occupied
--------------------------------------------------------------------------------------------------------------------------
Alabama                               81       $  7,331,842.62         0.78%       606      84.51%     8.142%      83.21%
Alaska                                25          4,818,892.20         0.51        626      82.85      7.372       91.14
Arizona                              140         22,183,486.15         2.35        618      81.67      7.530       79.08
Arkansas                              34          2,517,088.48         0.27        598      86.31      8.855       78.35
California                           829        187,453,165.59        19.84        612      76.52      7.279       81.93
Colorado                             208         32,757,340.94         3.47        619      80.98      7.261       93.58
Connecticut                           83         15,432,942.19         1.63        591      80.60      7.826       77.08
Delaware                               9          1,511,061.29         0.16        606      84.97      8.158       87.34
Florida                              561         78,889,830.46         8.35        615      81.90      7.695       78.31
Georgia                              270         36,421,251.93         3.85        623      84.57      7.814       71.56
Hawaii                                 8          2,310,287.14         0.24        654      73.36      7.149       85.30
Idaho                                 10          1,315,904.31         0.14        575      84.85      8.176       88.23
Illinois                             555         85,024,853.24         9.00        622      82.37      7.473       83.25
Indiana                              140         10,741,236.19         1.14        615      83.96      8.308       58.45
Iowa                                  48          4,895,512.17         0.52        607      84.38      7.890       95.61
Kansas                                20          2,203,388.53         0.23        634      83.83      8.334       53.52
Kentucky                              35          2,947,534.29         0.31        632      85.76      8.046       68.65
Louisiana                             73          5,954,703.63         0.63        588      81.09      8.657       79.23
Maine                                  8          1,179,123.78         0.12        590      78.06      7.384       92.68
Maryland                             199         32,195,133.20         3.41        610      79.99      7.514       81.90
Massachusetts                         60         14,770,506.13         1.56        605      78.03      7.919       81.59
Michigan                             288         27,865,993.85         2.95        616      84.83      8.151       70.38
Minnesota                             60          9,978,565.11         1.06        623      85.34      8.118       63.44
Missouri                             114         10,673,387.30         1.13        598      84.69      8.238       78.51
Montana                               12          1,297,426.09         0.14        583      76.57      7.444       96.38
Nebraska                              75          6,003,156.36         0.64        607      82.73      8.241       87.83
Nevada                                62         11,631,938.62         1.23        614      79.88      7.338       88.68
New Hampshire                         18          2,980,601.73         0.32        596      80.04      7.280      100.00
New Jersey                           158         33,978,242.28         3.60        605      78.49      7.734       82.22
New Mexico                            25          3,663,344.48         0.39        597      82.23      7.555      100.00
New York                              83         20,002,549.99         2.12        636      80.19      7.411       76.49

                                                                              97

                                                                   % of Loans
                                                                       by                                         Weighted
                                                  Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
   Geographic Distribution       Number of   Remaining Principal    Principal    Average    Average    Average     Owner
         by Balance                Loans            Balance          Balance      FICO        LTV      Coupon     Occupied
--------------------------------------------------------------------------------------------------------------------------
North Carolina                       151         15,904,195.81         1.68        613      84.25      8.138       70.79
North Dakota                           5            388,999.81         0.04        632      80.93      7.780       89.59
Ohio                                 150         14,418,640.88         1.53        611      88.02      8.337       57.54
Oklahoma                              61          5,042,571.10         0.53        614      84.57      8.473       78.74
Oregon                               149         22,085,483.70         2.34        618      80.31      7.275       85.70
Pennsylvania                         211         21,142,919.24         2.24        612      82.24      8.335       75.91
Rhode Island                          20          3,763,153.54         0.40        602      80.72      7.746       86.08
South Carolina                        38          3,461,036.78         0.37        604      83.48      7.811       92.77
South Dakota                           7            688,094.47         0.07        621      83.76      8.260      100.00
Tennessee                            246         20,786,703.39         2.20        608      84.78      8.156       78.69
Texas                                681         63,392,884.94         6.71        611      81.27      8.007       87.13
Utah                                  81         10,895,609.80         1.15        636      80.53      7.608       81.61
Vermont                                6          1,068,990.65         0.11        635      76.89      7.245       89.06
Washington                           248         41,081,949.95         4.35        612      81.48      7.238       90.78
Virginia                             125         22,230,661.86         2.35        607      81.37      7.588       88.54
West Virginia                          5            909,044.83         0.10        580      80.95      7.332      100.00
Wisconsin                             97         11,846,562.70         1.25        613      82.27      7.736       89.41
Wyoming                               11          1,128,846.04         0.12        600      83.47      7.403      100.00
Washington DC                         20          3,832,348.46         0.41        598      69.51      7.650       77.08
--------------------------------------------------------------------------------------------------------------------------
   Total:                          6,603       $944,998,988.22       100.00%       614      80.87%     7.649%      81.34%
==========================================================================================================================

     Number of States Represented: 49 and District of Columbia

                       LOAN PROGRAMS OF THE MORTGAGE LOANS

                                                                   % of Loans
                                                                       by                                         Weighted
                                                  Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
                                 Number of   Remaining Principal    Principal    Average    Average    Average     Owner
           Program                 Loans            Balance          Balance      FICO        LTV      Coupon     Occupied
--------------------------------------------------------------------------------------------------------------------------
Full                               4,650       $659,156,589.24        69.75%       601      80.71%     7.550%      86.87%
Stated                             1,868        271,292,228.91        28.71        646      81.21      7.880       67.94
Limited                               85         14,550,170.07         1.54        592      81.73      7.847       80.68
--------------------------------------------------------------------------------------------------------------------------
   Total:                          6,603       $944,998,988.22       100.00%       614      80.87%     7.649%      81.34%
==========================================================================================================================

                                                                              98

                       CURRENT MORTGAGE RATES OF THE LOANS

                                                                   % of Loans
                                                                       by                                         Weighted
                                                  Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
                                 Number of   Remaining Principal    Principal    Average    Average    Average     Owner
       Mortgage Rate (%)           Loans            Balance          Balance      FICO        LTV      Coupon     Occupied
--------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                         14       $  2,878,566.70         0.30%       629      73.12%     5.438%      93.60%
5.501 - 6.000                        139         28,404,866.04         3.01        637      77.30      5.842       97.02
6.001 - 6.500                        570        106,296,668.45        11.25        635      77.02      6.325       97.55
6.501 - 7.000                      1,007        169,248,510.93        17.91        628      78.31      6.784       94.05
7.001 - 7.500                      1,003        159,520,760.69        16.88        622      80.59      7.281       84.58
7.501 - 8.000                      1,157        169,436,815.71        17.93        616      82.45      7.760       76.13
8.001 - 8.500                        875        113,636,966.14        12.03        604      83.91      8.273       66.99
8.501 - 9.000                        815         98,247,690.88        10.40        589      84.23      8.758       68.73
9.001 - 9.500                        448         45,644,765.15         4.83        584      84.89      9.254       66.65
9.501 - 10.000                       319         28,959,483.99         3.06        574      82.25      9.742       67.59
10.001 - 10.500                      113          9,486,406.80         1.00        567      79.31     10.266       71.15
10.501 - 11.000                       73          6,507,250.96         0.69        559      72.28     10.745       84.75
11.001 - 11.500                       44          3,902,726.37         0.41        543      69.20     11.269       89.47
11.501 - 12.000                       20          2,192,662.98         0.23        527      67.85     11.795       75.70
12.001 - 12.500                        6            634,846.43         0.07        536      61.99     12.084       85.35
--------------------------------------------------------------------------------------------------------------------------
   Total:                          6,603       $944,998,988.22       100.00%       614      80.87%     7.649%      81.34%
==========================================================================================================================

                           MAXIMUM RATES OF THE LOANS

                                                                   % of Loans
                                                                       by                                         Weighted
                                                  Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
                                 Number of   Remaining Principal    Principal    Average    Average    Average     Owner
        Maximum Rate (%)           Loans            Balance          Balance      FICO        LTV      Coupon     Occupied
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     912       $113,393,802.36        12.00%       626      77.46%     7.565%      84.88%
11.001 - 11.500                       14          2,878,566.70         0.30        629      73.12      5.438       93.60
11.501 - 12.000                      140         28,480,417.68         3.01        637      77.31      5.844       97.03
12.001 - 12.500                      486         90,497,365.19         9.58        633      78.01      6.321       97.44
12.501 - 13.000                      849        141,733,144.92        15.00        627      78.95      6.785       93.15
13.001 - 13.500                      880        140,542,079.09        14.87        622      81.03      7.278       84.37
13.501 - 14.000                      992        148,812,326.48        15.75        616      83.01      7.760       74.84
14.001 - 14.500                      771        102,284,123.76        10.82        602      84.18      8.274       66.01
14.501 - 15.000                      705         88,960,375.49         9.41        585      84.58      8.756       69.21
15.001 - 15.500                      380         41,498,184.90         4.39        581      84.88      9.236       69.03
15.501 - 16.000                      257         25,134,613.63         2.66        571      81.61      9.731       70.43
16.001 - 16.500                       95          8,543,787.63         0.90        567      79.36     10.267       70.35
16.501 - 17.000                       61          5,970,944.65         0.63        557      71.54     10.730       86.69
17.001 - 17.500                       37          3,594,530.92         0.38        543      67.85     11.274       89.92
17.501 - 18.000                       18          2,039,878.39         0.22        528      68.27     11.788       73.88
18.001 - 18.500                        6            634,846.43         0.07        536      61.99     12.084       85.35
--------------------------------------------------------------------------------------------------------------------------
   Total:                          6,603       $944,998,988.22       100.00%       614      80.87%     7.649%      81.34%
==========================================================================================================================

                                                                              99

                           GROSS MARGINS OF THE LOANS

                                                               % of Loans
                                                Aggregate          by                                         Weighted
                                                Remaining       Remaining   Weighted   Weighted   Weighted   Average %
                                 Number of      Principal       Principal    Average    Average    Average     Owner
     Gross Margin (%)              Loans         Balance         Balance      FICO       LTV       Coupon     Occupied
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     912     $113,393,802.36      12.00%       626       77.46%    7.565%      84.88%
4.001 - 4.500                          1          166,155.14       0.02        626       95.00     6.650      100.00
4.501 - 5.000                      5,035      723,869,744.15      76.60        620       82.35     7.542       78.94
5.001 - 5.500                          3          474,181.39       0.05        621       68.47     7.812      100.00
5.501 - 6.000                        330       53,109,954.13       5.62        559       79.02     8.117       92.41
6.501 - 7.000                        321       53,899,651.05       5.70        554       70.02     8.799       95.04
7.501 - 8.000                          1           85,500.00       0.01        561       90.00     9.700        0.00
----------------------------------------------------------------------------------------------------------------------
   Total:                          6,603     $944,998,988.22     100.00%       614       80.87%    7.649%      81.34%
======================================================================================================================

                   MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

                                                               % of Loans
                                                Aggregate          by                                         Weighted
     Months of Next Rate                        Remaining       Remaining   Weighted   Weighted   Weighted   Average %
         Adjustment              Number of      Principal       Principal    Average    Average    Average     Owner
          (YYYY-MM)                Loans         Balance         Balance      FICO       LTV       Coupon     Occupied
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     912     $113,393,802.36      12.00%       626       77.46%     7.565%     84.88%
2005-10                                6        1,052,324.01       0.11        578       74.40      7.403     100.00
2005-11                               25        4,733,091.24       0.50        621       82.69      7.598      69.66
2005-12                               21        4,467,000.00       0.47        593       82.23      7.882      86.03
2006-07                                1           43,843.52       0.00        509       80.00     11.300     100.00
2006-09                                2          412,395.47       0.04        559       83.34      7.669     100.00
2006-10                                1          166,155.14       0.02        626       95.00      6.650     100.00
2006-11                                1          174,000.00       0.02        633       95.00      7.050     100.00
2006-12                                6          960,939.57       0.10        668       85.94      7.178      86.93
2007-01                               15        1,847,259.51       0.20        601       83.80      7.380      86.29
2007-02                               11        2,183,334.28       0.23        593       83.17      7.491      85.13
2007-03                              110       16,997,459.05       1.80        585       80.29      7.666      94.95
2007-04                              629       92,391,995.96       9.78        590       80.20      7.513      94.00
2007-05                            2,705      397,174,735.13      42.03        615       81.58      7.683      76.90
2007-06                            1,659      223,977,492.96      23.70        609       81.79      7.902      76.74
2007-11                                1           80,359.95       0.01        555       90.00      9.150     100.00
2008-03                               43        8,423,113.20       0.89        630       82.18      7.018     100.00
2008-04                              203       34,863,083.28       3.69        629       79.88      6.976      99.41
2008-05                              151       24,708,544.46       2.61        637       79.38      7.163      89.00
2008-06                               25        2,847,875.00       0.30        624       82.68      8.164      64.63
2010-03                                3          602,672.33       0.06        617       80.00      6.167     100.00
2010-04                               11        1,842,571.24       0.19        627       81.14      7.030     100.00
2010-05                               36        6,290,490.56       0.67        647       79.39      7.051      75.37
2010-06                               26        5,364,450.00       0.57        641       81.88      7.196      86.62
----------------------------------------------------------------------------------------------------------------------
   Total:                          6,603     $944,998,988.22     100.00%       614       80.87%     7.649%     81.34%
======================================================================================================================

                                                                             100

                ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

                                                               % of Loans
                                                Aggregate          by                                         Weighted
                                                Remaining       Remaining   Weighted   Weighted   Weighted   Average %
   Original Number of Months     Number of      Principal       Principal    Average    Average    Average     Owner
         to Expiration             Loans         Balance         Balance      FICO       LTV       Coupon     Occupied
----------------------------------------------------------------------------------------------------------------------
No Penalty                         2,123     $318,068,570.18      33.66%       618       81.47%    7.706%     79.70%
7 - 12                               144       26,331,767.81       2.79        630       80.22     7.723      71.38
13 - 24                            3,133      431,495,839.60      45.66        606       80.94     7.706      81.37
25 - 36                            1,203      169,102,810.63      17.89        623       79.65     7.386      85.89
----------------------------------------------------------------------------------------------------------------------
   Total:                          6,603     $944,998,988.22     100.00%       614       80.87%    7.649%     81.34%
======================================================================================================================

                           PRODUCT TYPES OF THE LOANS

                                                               % of Loans
                                                Aggregate          by                                         Weighted
                                                Remaining       Remaining   Weighted   Weighted   Weighted   Average %
                                 Number of      Principal       Principal    Average    Average    Average     Owner
        Product Type               Loans         Balance         Balance      FICO       LTV       Coupon     Occupied
----------------------------------------------------------------------------------------------------------------------
2/28 ARM                           4,476     $605,929,973.51      64.12%       603       81.45%    7.868%     80.35%
2/38 ARM                             338       59,710,856.43       6.32        634       80.59     7.055      85.01
3/27 ARM                              71        9,564,445.81       1.01        627       81.76     7.756      71.04
3/37 ARM                             346       60,294,430.08       6.38        632       79.81     6.991      98.96
5/25 ARM                              62       10,818,600.94       1.14        637       80.44     7.083      84.21
6 Month LIBOR                         52       10,252,415.25       1.08        605       81.64     7.702      79.91
Fixed                                912      113,393,802.36      12.00        626       77.46     7.565      84.88
I/O 2/28 ARM                         326       70,688,780.65       7.48        642       82.28     7.073      67.52
I/O 3/27 ARM                           6        1,064,100.00       0.11        665       81.63     7.152      50.00
I/O 5/25 ARM                          14        3,281,583.19       0.35        651       81.10     7.010      82.98
----------------------------------------------------------------------------------------------------------------------
   Total:                          6,603     $944,998,988.22     100.00%       614       80.87%    7.649%     81.34%
======================================================================================================================

                                                                             101

                                  CREDIT GRADE

                                                               % of Loans
                                                Aggregate          by                                         Weighted
                                                Remaining       Remaining   Weighted   Weighted   Weighted   Average %
                                 Number of      Principal       Principal    Average    Average    Average     Owner
         Credit Grade              Loans         Balance         Balance      FICO       LTV       Coupon     Occupied
----------------------------------------------------------------------------------------------------------------------
AA                                     1     $    166,155.14       0.02%       626       95.00%     6.650%    100.00%
AP                                 5,078      694,936,273.54      73.54        629       82.16      7.489      78.51
A                                    612      100,811,343.98      10.67        591       80.75      7.693      83.95
A-                                   205       34,670,344.15       3.67        568       80.43      8.101      88.08
B                                    229       37,462,052.48       3.96        555       76.80      8.174      92.81
B-                                     1          170,707.17       0.02        594       85.00      6.900     100.00
B+                                   109       16,009,549.30       1.69        572       80.61      8.067      91.25
C                                    266       45,497,943.31       4.81        552       71.99      8.097      95.20
D                                    102       15,274,619.15       1.62        553       60.30     10.586      97.04
----------------------------------------------------------------------------------------------------------------------
   Total:                          6,603     $944,998,988.22     100.00%       614       80.87%     7.649%     81.34%
======================================================================================================================

                                  LIEN POSITION

                                                               % of Loans
                                                Aggregate          by                                         Weighted
                                                Remaining       Remaining   Weighted   Weighted   Weighted   Average %
                                 Number of      Principal       Principal    Average    Average    Average     Owner
         Lien Position             Loans         Balance         Balance      FICO       LTV       Coupon     Occupied
----------------------------------------------------------------------------------------------------------------------
1                                  6,603     $944,998,988.22     100.00%       614       80.87%    7.649%     81.34%
----------------------------------------------------------------------------------------------------------------------
   Total:                          6,603     $944,998,988.22     100.00%       614       80.87%    7.649%     81.34%
======================================================================================================================

                                                                             102

                              GROUP III COLLATERAL

                        PRINCIPAL BALANCE AT ORIGINATION

                                                                % of Loans                                     Weighted
                                 Number       Aggregated       by Original   Weighted   Weighted   Weighted   Average %
     Principal Balance at          Of     Original Principal    Principal     Average    Average    Average     Owner
        Origination ($)           Loans        Balance           Balance       FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
25,001 - 50,000                       4    $      180,300.00       0.01%        588      90.15%     9.475%     100.00%
50,001 - 75,000                      11           697,080.00       0.05         617      88.60      8.695      100.00
75,001 - 100,000                      8           725,100.00       0.05         615      81.18      7.750      100.00
100,001 - 125,000                    21         2,421,770.00       0.16         635      81.64      7.364      100.00
125,001 - 150,000                    23         3,099,772.00       0.20         636      80.00      7.328      100.00
150,001 - 175,000                   519        85,208,133.40       5.55         637      81.73      7.130      100.00
175,001 - 200,000                   607       113,886,944.20       7.42         641      81.52      7.121      100.00
200,001 - 250,000                   813       182,126,829.40      11.87         649      81.15      7.069      100.00
250,001 - 300,000                   687       188,743,967.00      12.30         652      81.04      6.840      100.00
300,001 - 400,000                 1,006       354,179,838.40      23.09         646      81.49      6.967       97.42
400,001 - 500,000                   664       297,525,910.40      19.39         642      81.40      6.967       94.78
500,001 - 600,000                   285       156,151,064.00      10.18         645      82.30      7.233       91.88
600,001 - 700,000                   110        70,564,849.00       4.60         638      81.46      7.426       88.28
700,001 or Greater                   95        78,710,184.47       5.13         632      76.98      7.568       89.26
-----------------------------------------------------------------------------------------------------------------------
   Total:                         4,853    $1,534,221,742.27     100.00%        644      81.24%     7.066%      96.47%
=======================================================================================================================

                    REMAINING PRINCIPAL BALANCES OF THE LOANS

                                                              % of Loans
                                              Aggregated          by                                         Weighted
                                 Number        Remaining       Remaining   Weighted   Weighted   Weighted   Average %
     Remaining Principal           Of          Principal       Principal    Average    Average    Average     Owner
          Balance ($)             Loans         Balance        Balance       FICO        LTV      Coupon     Occupied
---------------------------------------------------------------------------------------------------------------------
25,001 - 50,000                       4   $      180,206.14       0.01%       588      90.15%     9.475%     100.00%
50,001 - 75,000                      11          696,835.23       0.05        617      88.60      8.695      100.00
75,001 - 100,000                      8          724,790.38       0.05        615      81.18      7.750      100.00
100,001 - 125,000                    21        2,421,083.89       0.16        635      81.64      7.364      100.00
125,001 - 150,000                    23        3,096,972.67       0.20        636      80.00      7.328      100.00
150,001 - 175,000                   519       85,165,406.90       5.55        637      81.73      7.130      100.00
175,001 - 200,000                   608      114,037,193.66       7.44        641      81.52      7.120      100.00
200,001 - 250,000                   813      182,096,063.31      11.87        649      81.16      7.069      100.00
250,001 - 300,000                   686      188,408,783.19      12.29        652      81.02      6.840      100.00
300,001 - 400,000                 1,006      354,019,564.08      23.08        646      81.49      6.967       97.42
400,001 - 500,000                   664      297,401,682.44      19.39        642      81.40      6.967       94.78
500,001 - 600,000                   285      156,097,807.49      10.18        645      82.30      7.233       91.88
600,001 - 700,000                   110       70,548,198.91       4.60        638      81.46      7.426       88.28
700,001 or Greater                   95       78,698,679.05       5.13        632      76.98      7.568       89.26
---------------------------------------------------------------------------------------------------------------------
   Total:                         4,853   $1,533,593,267.34     100.00%       644      81.24%     7.066%      96.47%
=====================================================================================================================

                                                                             103

                                   FICO SCORES

                                                              % of Loans
                                                                  by                                            Weighted
                                 Number       Aggregated       Remaining   Weighted                 Weighted   Average %
                                   Of         Remaining        Principal    Average     Weighted     Average     Owner
          FICO Scores             Loans   Principal Balance     Balance      FICO     Average LTV    Coupon     Occupied
------------------------------------------------------------------------------------------------------------------------
477 - 501                             3   $    1,393,990.04       0.09%       492        80.00%      9.407%     100.00%
502 - 526                            75       29,242,685.55       1.91        515        76.96       8.502      100.00
527 - 551                           162       63,811,643.59       4.16        542        81.44       8.298       97.34
552 - 576                           270       87,620,520.12       5.71        564        84.52       8.024       98.03
577 - 601                           553      162,792,397.95      10.62        589        82.16       7.253       98.24
602 - 626                           769      233,098,246.79      15.20        615        81.21       6.973       99.09
627 - 651                           949      292,376,555.88      19.06        639        80.79       6.977       96.21
652 - 676                           717      223,309,170.47      14.56        663        80.82       6.901       97.11
677 - 701                           597      192,481,778.26      12.55        688        81.13       6.718       93.34
702 - 726                           357      116,002,907.74       7.56        713        81.23       6.686       92.81
727 - 751                           241       77,999,771.21       5.09        738        81.07       6.757       94.23
752 - 776                           104       33,680,235.81       2.20        762        80.25       6.736       95.75
777 - 801                            50       17,524,927.41       1.14        786        80.11       6.621       94.20
802 - 826                             6        2,258,436.52       0.15        805        82.52       6.956      100.00
------------------------------------------------------------------------------------------------------------------------
   Total:                         4,853   $1,533,593,267.34     100.00%       644        81.24%      7.066%      96.47%
========================================================================================================================

                                  ORIGINAL TERM

                                                                % of Loans
                                                                     by                                        Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
     Original Term (mths)        of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------

121 - 180                              3    $    1,103,750.00       0.07%       634      80.81%     7.383%     100.00%
301 - 360                          3,150       990,803,458.07      64.61        638      81.64      7.217       94.99
421 - 480                          1,700       541,686,059.27      35.32        656      80.51      6.789       99.18
-----------------------------------------------------------------------------------------------------------------------
   Total:                          4,853    $1,533,593,267.34     100.00%       644      81.24%     7.066%      96.47%
=======================================================================================================================

                    REMAINING MONTHS TO MATURITY OF THE LOANS

                                                                  % of
                                                                 Loans by                                     Weighted
                                                Aggregate       Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining       Principal    Average    Average    Average     Owner
     Remaining Term (mths)       of Loans   Principal Balance    Balance      FICO        LTV      Coupon    Occupied
----------------------------------------------------------------------------------------------------------------------
180 or Less                            3    $    1,103,750.00      0.07%       634      80.81%     7.383%     100.00%
181 - 348                              1           370,270.40      0.02        631      90.00      6.400      100.00
349 - 360                          3,149       990,433,187.67     64.58        638      81.64      7.217       94.99
421 - 480                          1,700       541,686,059.27     35.32        656      80.51      6.789       99.18
----------------------------------------------------------------------------------------------------------------------
   Total:                          4,853    $1,533,593,267.34    100.00%       644      81.24%     7.066%      96.47%
======================================================================================================================

                                                                             104

                           PROPERTY TYPES OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
                                                 Aggregate       Remaining   Weighted   Weighted   Weighted   Average %
                                  Number         Remaining       Principal    Average    Average    Average     Owner
        Property Type            of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------

SFR                                3,288    $1,056,552,807.84      68.89%       643      81.11%     7.066%      96.70%
PUD                                  729       222,970,317.48      14.54        633      81.57      7.118       97.81
2 - 4 Family                         442       148,195,815.06       9.66        664      81.22      7.034       93.76
Condominium                          389       104,316,381.79       6.80        655      81.92      6.997       95.18
Townhouse                              5         1,557,945.17       0.10        632      80.00      6.958      100.00
-----------------------------------------------------------------------------------------------------------------------
   Total:                          4,853    $1,533,593,267.34     100.00%       644      81.24%     7.066%      96.47%
=======================================================================================================================

                          OCCUPANCY STATUS OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
       Occupancy Status          of Loans   Principal Balance     Balance      FICO       LTV       Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------

Owner-Occupied                     4,748    $1,479,528,232.06      96.47%       643      81.11%     7.045%     100.00%
Non-Owner                             77        39,217,514.48       2.56        672      85.10      7.804        0.00
Second Home                           28        14,847,520.80       0.97        664      84.19      7.136        0.00
-----------------------------------------------------------------------------------------------------------------------
   Total:                          4,853    $1,533,593,267.34     100.00%       644      81.24%     7.066%      96.47%
=======================================================================================================================

                              PURPOSE OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
           Purpose               of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------

Purchase                           4,126    $1,177,140,479.83      76.76%       654      81.40%     6.978%      97.92%
Refi-Cash Out                        668       326,995,908.69      21.32        613      81.00      7.383       90.94
Refi-Rate/Term                        59        29,456,878.82       1.92        611      77.62      7.058      100.00
-----------------------------------------------------------------------------------------------------------------------
   Total:                          4,853    $1,533,593,267.34     100.00%       644      81.24%     7.066%      96.47%
=======================================================================================================================

                                                                             105

                    ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

                                                                % of Loans
                                                                     by                                       Weighted
     Original Loan-to-           Number        Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
      Value Ratio of               of     Remaining Principal    Principal    Average    Average    Average     Owner
         Loans (%)               Loans          Balance           Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
50.00 or Less                        11    $    4,428,313.41        0.29%       654      44.80%     6.983%     100.00%
50.01 - 60.00                        22        11,552,396.18        0.75        616      56.66      7.093       85.35
60.01 - 70.00                        80        36,317,921.59        2.37        586      67.02      7.351       91.51
70.01 - 80.00                     3,851     1,160,981,794.49       75.70        653      79.70      6.860       99.22
80.01 - 90.00                       612       240,162,367.95       15.66        621      87.97      7.624       83.96
90.01 - 100.00                      277        80,150,473.72        5.23        621      95.39      8.251       97.90
-----------------------------------------------------------------------------------------------------------------------
   Total:                         4,853    $1,533,593,267.34      100.00%       644      81.24%     7.066%      96.47%
=======================================================================================================================

               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

                                                                % of Loans
                                                                     by                                        Weighted
         Geographic              Number         Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
       Distribution by             of     Remaining Principal    Principal    Average    Average    Average     Owner
           Balance               Loans          Balance           Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
West Virginia                      2         $  370,590.21         0.02%        613      82.52%     6.829%     100.00%
Arkansas                           3            458,987.80         0.03         618      93.55      8.948      100.00
Vermont                            1            499,999.00         0.03         682      85.47      8.550        0.00
Kansas                             4            625,848.00         0.04         696      86.56      7.396      100.00
Delaware                           3            656,699.65         0.04         638      85.00      7.165      100.00
Louisiana                          3            829,332.47         0.05         590      82.41      8.766      100.00
South Dakota                       3            835,062.86         0.05         614      80.00      6.425      100.00
Idaho                              2            939,000.00         0.06         544      75.15      8.039      100.00
Oklahoma                           5          1,001,046.23         0.07         611      73.11      7.665      100.00
Kentucky                           4          1,066,148.52         0.07         617      82.41      7.166      100.00
Maine                              4          1,165,700.00         0.08         734      81.43      6.322       52.03
Nebraska                           6          1,253,275.96         0.08         629      81.27      7.035      100.00
Indiana                            7          1,406,665.96         0.09         586      85.45      8.402      100.00
Missouri                           8          1,574,779.63         0.10         607      84.98      7.734      100.00
New Mexico                         5          1,654,035.84         0.11         618      91.25      7.765      100.00
Iowa                               6          1,667,958.54         0.11         601      83.67      7.959      100.00
Montana                            4          1,724,898.38         0.11         644      82.10      7.106      100.00
New Hampshire                      7          1,755,787.65         0.11         586      84.82      8.209      100.00
South Carolina                     9          2,010,994.87         0.13         632      82.70      7.318      100.00
Minnesota                          7          2,237,895.52         0.15         607      86.33      7.838       79.42

                                                                             106

                                                                % of Loans
                                                                     by                                        Weighted
         Geographic              Number        Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
       Distribution by             of     Remaining Principal    Principal    Average    Average    Average     Owner
           Balance               Loans         Balance            Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
Ohio                                  8         2,578,794.69        0.17        611      92.69      8.074      100.00
Alabama                               9         2,672,892.58        0.17        651      84.49      7.654      100.00
Washington DC                         7         2,735,890.31        0.18        652      79.28      7.508       81.33
Wisconsin                            13         3,171,321.52        0.21        633      84.14      7.600      100.00
Pennsylvania                         25         5,718,382.65        0.37        610      85.76      8.198      100.00
Alaska                               25         6,133,298.01        0.40        652      80.00      6.711      100.00
Rhode Island                         30         6,486,383.70        0.42        659      78.75      6.909      100.00
North Carolina                       22         6,576,725.79        0.43        631      80.12      7.463      100.00
Utah                                 29         8,035,826.42        0.52        649      83.80      7.325       90.08
Tennessee                            32         8,865,419.62        0.58        625      82.97      7.915      100.00
Michigan                             28         9,206,238.58        0.60        615      86.74      7.794       90.34
Arizona                              44        13,038,783.74        0.85        626      82.39      7.097       97.09
Connecticut                          45        13,347,647.68        0.87        614      80.29      7.450      100.00
Oregon                               64        14,840,430.39        0.97        639      82.04      6.718       92.28
Nevada                               62        16,473,490.45        1.07        647      81.15      6.894       97.54
Georgia                              91        22,967,694.11        1.50        628      82.71      7.413       97.89
Massachusetts                        80        24,433,998.98        1.59        646      81.52      7.253       96.97
Colorado                            126        31,435,489.99        2.05        628      81.52      6.910       98.67
Virginia                            127        39,500,368.41        2.58        643      81.00      7.016      100.00
Washington                          176        44,344,511.35        2.89        640      80.75      6.706       99.11
Texas                               171        45,246,941.82        2.95        624      81.86      7.731       95.11
Maryland                            163        51,983,931.82        3.39        627      81.97      7.140       97.02
New Jersey                          170        54,319,359.72        3.54        642      83.46      7.441       93.78
New York                            259        98,271,088.44        6.41        660      80.89      7.094       92.03
Illinois                            397       100,128,543.97        6.53        649      81.55      7.145      100.00
Florida                             422       111,155,467.82        7.25        640      81.48      7.289       96.50
California                        2,123       761,186,234.67       49.63        649      80.70      6.908       96.56
-----------------------------------------------------------------------------------------------------------------------
   Total:                         4,853    $1,533,593,267.34      100.00%       644      81.24%     7.066%      96.47%
=======================================================================================================================

                       LOAN PROGRAMS OF THE MORTGAGE LOANS

                                                                % of Loans
                                                                     by                                        Weighted
                                 Number        Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
                                   of     Remaining Principal    Principal    Average    Average    Average     Owner
           Program               Loans         Balance            Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
Stated                            2,529    $  803,075,441.51       52.37%       666      80.73%     7.142%      96.95%
Full                              2,224       696,071,934.00       45.39        621      81.76      6.963       96.03
Limited                             100        34,445,891.83        2.25        610      82.80      7.357       94.27
-----------------------------------------------------------------------------------------------------------------------
   Total:                         4,853    $1,533,593,267.34      100.00%       644      81.24%     7.066%      96.47%
=======================================================================================================================

                                                                             107

                       CURRENT MORTGAGE RATES OF THE LOANS

                                                                % of Loans
                                                                     by                                        Weighted
                                 Number        Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
                                   of     Remaining Principal    Principal    Average    Average    Average     Owner
       Mortgage Rate (%)         Loans         Balance            Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
5.000 or Less                         1    $      320,000.00        0.02%       666       80.00%     4.850%    100.00%
5.001 - 5.500                        46        15,069,040.06        0.98        668       79.12      5.372     100.00
5.501 - 6.000                       348       110,876,096.74        7.23        662       80.03      5.817      99.50
6.001 - 6.500                       903       277,145,956.94       18.07        663       79.51      6.306      98.56
6.501 - 7.000                     1,393       435,330,568.15       28.39        660       80.19      6.757      98.07
7.001 - 7.500                       957       291,915,307.46       19.03        649       81.10      7.242      96.22
7.501 - 8.000                       599       197,684,349.44       12.89        623       82.49      7.751      93.60
8.001 - 8.500                       296       103,956,869.78        6.78        602       85.02      8.245      90.33
8.501 - 9.000                       182        62,658,659.27        4.09        581       86.66      8.759      91.38
9.001 - 9.500                        68        21,018,959.78        1.37        557       86.28      9.204      94.73
9.501 - 10.000                       50        15,636,466.93        1.02        564       84.58      9.752      94.52
10.001 - 10.500                       6         1,190,596.89        0.08        536       85.11     10.292     100.00
10.501 - 11.000                       2           223,715.90        0.01        587      100.00     10.760     100.00
11.001 - 11.500                       2           566,680.00        0.04        517       83.02     11.329     100.00
-----------------------------------------------------------------------------------------------------------------------
   Total:                         4,853    $1,533,593,267.34      100.00%       644       81.24%     7.066%     96.47%
=======================================================================================================================

                           MAXIMUM RATES OF THE LOANS

                                                                % of Loans
                                                                     by                                        Weighted
                                 Number        Aggregate         Remaining   Weighted   Weighted   Weighted   Average %
                                   of     Remaining Principal    Principal    Average    Average    Average     Owner
      Maximum Rate (%)           Loans         Balance            Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    246    $   73,924,239.04        4.82%       655       78.39%     7.048%     96.65%
10.501 - 11.000                       1           320,000.00        0.02        666       80.00      4.850     100.00
11.001 - 11.500                      46        15,069,040.06        0.98        668       79.12      5.372     100.00
11.501 - 12.000                     347       110,718,666.02        7.22        662       80.03      5.817      99.49
12.001 - 12.500                     836       253,843,116.12       16.55        662       79.89      6.301      98.60
12.501 - 13.000                   1,321       413,678,313.84       26.97        660       80.26      6.756      98.06
13.001 - 13.500                     922       282,171,274.85       18.40        649       81.11      7.239      96.09
13.501 - 14.000                     552       185,685,157.91       12.11        623       82.68      7.749      93.45
14.001 - 14.500                     281        98,727,993.68        6.44        599       85.16      8.245      90.96
14.501 - 15.000                     178        61,462,693.61        4.01        581       86.92      8.756      91.22
15.001 - 15.500                      65        20,438,829.81        1.33        558       86.33      9.200      94.58
15.501 - 16.000                      48        15,276,686.94        1.00        564       84.52      9.754      94.39
16.001 - 16.500                       7         1,657,859.56        0.11        538       85.08     10.026     100.00
16.501 - 17.000                       2           223,715.90        0.01        587      100.00     10.760     100.00
17.001 - 17.500                       1           395,680.00        0.03        501       80.00     11.450     100.00
-----------------------------------------------------------------------------------------------------------------------
   Total:                         4,853    $1,533,593,267.34      100.00%       644       81.24%     7.066%     96.47%
=======================================================================================================================

                          GROSS MARGINS OF THE LOANS

                                                                             108

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
       Gross Margin (%)          of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                     246    $   73,924,239.04       4.82%       655      78.39%     7.048%      96.65%
4.001 - 4.500                          2           715,408.09       0.05        642      92.41      7.244      100.00
4.501 - 5.000                      4,378     1,372,505,734.19      89.50        647      81.47      7.020       96.46
5.001 - 5.500                          3           857,612.33       0.06        611      83.21      7.004      100.00
5.501 - 6.000                        112        44,784,257.96       2.92        576      82.64      7.940       96.78
6.001 - 6.500                          1           187,846.78       0.01        601      95.00      8.650      100.00
6.501 - 7.000                        108        39,436,742.56       2.57        597      76.96      7.658       97.40
7.001 - 7.500                          2           767,712.75       0.05        619      73.00      7.618       36.32
7.501 - 8.000                          1           413,713.64       0.03        614      90.00      7.850      100.00
-----------------------------------------------------------------------------------------------------------------------
   Total:                          4,853    $1,533,593,267.34     100.00%       644      81.24%     7.066%      96.47%
=======================================================================================================================

                                                                             109

                   MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
         Months of Next                         Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
        Rate Adjustment           Number        Remaining        Principal    Average    Average    Average     Owner
           (YYYY-MM)             of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                     246    $   73,924,239.04       4.82%       655      78.39%     7.048%      96.65%
2005-09                                1           460,416.50       0.03        540      95.00      6.400      100.00
2005-10                                2           473,334.38       0.03        604      86.91      6.361      100.00
2005-11                               20         7,632,256.41       0.50        665      84.79      6.927       75.79
2005-12                               13         5,918,260.00       0.39        662      81.63      7.421       74.97
2006-02                                3         1,250,119.97       0.08        619      86.27      6.917      100.00
2006-03                                1           460,416.50       0.03        540      95.00      6.400      100.00
2006-10                                3           958,792.06       0.06        641      85.40      7.320      100.00
2006-12                                2           820,533.50       0.05        696      87.64      6.617       23.58
2007-01                                6         1,228,112.99       0.08        627      84.71      7.677      100.00
2007-02                               10         3,127,545.20       0.20        600      83.60      7.543      100.00
2007-03                               47        13,163,027.69       0.86        591      85.66      7.572       96.29
2007-04                              263        74,451,535.28       4.85        610      82.99      7.190       96.94
2007-05                            2,358       765,747,869.16      49.93        643      81.32      7.059       96.28
2007-06                              991       308,983,239.18      20.15        643      81.64      7.245       95.46
2007-07                                1           700,000.00       0.05        607      73.68      5.990      100.00
2008-01                                1           170,634.40       0.01        586      80.00      7.500      100.00
2008-02                                1           159,250.00       0.01        588      80.00      6.500      100.00
2008-03                              120        37,278,488.46       2.43        656      81.03      6.931       98.35
2008-04                              483       146,066,065.10       9.52        657      80.46      6.780      100.00
2008-05                              228        70,405,555.37       4.59        657      80.54      6.773      100.00
2008-06                               12         4,492,233.00       0.29        642      78.57      7.549      100.00
2010-04                                4         1,461,131.71       0.10        612      79.31      7.335       61.25
2010-05                               24        10,312,097.94       0.67        659      78.88      6.937       88.53
2010-06                               14         4,408,530.00       0.29        648      80.25      7.054      100.00
-----------------------------------------------------------------------------------------------------------------------
   Total:                          4,853    $1,533,593,267.34     100.00%       644      81.24%     7.066%      96.47%
=======================================================================================================================

                ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

                                                                % of Loans
                                                                    by                                         Weighted
        Original Number                         Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
         of Months to             Number        Remaining        Principal    Average    Average    Average     Owner
          Expiration             of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------

No Penalty                         1,461    $  458,984,089.31      29.93%       647      81.67%     7.259%      95.06%
7 - 12                               237        81,589,279.81       5.32        655      81.70      7.205       93.56
13 - 24                            2,172       685,854,715.04      44.72        638      81.29      7.058       96.82
25 - 36                              983       307,165,183.18      20.03        651      80.38      6.758       98.60
-----------------------------------------------------------------------------------------------------------------------
   Total:                          4,853    $1,533,593,267.34     100.00%       644      81.24%     7.066%      96.47%
=======================================================================================================================

                                                                             110

                           PRODUCT TYPES OF THE LOANS

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
         Product Type            of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------

I/O 5/25 ARM                          10    $    3,902,650.00       0.25%       675      80.62%     6.860%      81.96%
I/O 3/27 ARM                          11         3,772,110.00       0.25        662      78.19      6.577      100.00
5/25 ARM                              32        12,279,109.65       0.80        645      78.87      7.051       91.49
3/27 ARM                              36        10,389,727.00       0.68        633      80.26      7.296      100.00
6 Month LIBOR                         38        15,364,116.86       1.00        655      83.94      7.096       78.33
Fixed                                246        73,924,239.04       4.82        655      78.39      7.048       96.65
I/O 2/28 ARM                         510       185,738,427.19      12.11        663      81.21      6.825       90.93
3/37 ARM                             798       244,410,389.33      15.94        658      80.58      6.797       99.75
2/38 ARM                             860       283,903,962.51      18.51        655      80.55      6.774       98.66
2/28 ARM                           2,312       699,908,535.76      45.64        629      82.09      7.344       96.39
-----------------------------------------------------------------------------------------------------------------------
   Total:                          4,853    $1,533,593,267.34     100.00%       644      81.24%     7.066%      96.47%
=======================================================================================================================

                                  CREDIT GRADE

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
         Credit Grade            of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------

AA                                     2    $      715,408.09       0.05%       642      92.41%     7.244%     100.00%
AP                                 4,370     1,343,978,095.82      87.64        652      81.27      6.971       96.96
A                                    242        90,993,446.45       5.93        604      81.76      7.550       92.93
A-                                    76        29,696,394.92       1.94        592      80.75      7.756       89.13
B                                     73        30,876,130.31       2.01        570      82.17      8.032       95.07
B+                                    44        18,066,179.38       1.18        581      84.84      8.074       94.20
C                                     45        18,885,283.40       1.23        557      73.22      7.774       94.57
D                                      1           382,328.97       0.02        536      45.00      9.950      100.00
-----------------------------------------------------------------------------------------------------------------------
   Total:                          4,853    $1,533,593,267.34     100.00%       644      81.24%     7.066%      96.47%
=======================================================================================================================

                                  LIEN POSITION

                                                                % of Loans
                                                                    by                                         Weighted
                                                Aggregate        Remaining   Weighted   Weighted   Weighted   Average %
                                  Number        Remaining        Principal    Average    Average    Average     Owner
         Lien Position           of Loans   Principal Balance     Balance      FICO        LTV      Coupon     Occupied
-----------------------------------------------------------------------------------------------------------------------

1                                  4,853    $1,533,593,267.34     100.00%       644      81.24%     7.066%      96.47%
-----------------------------------------------------------------------------------------------------------------------
   Total:                          4,853    $1,533,593,267.34     100.00%       644      81.24%     7.066%      96.47%
=======================================================================================================================

                                                                             111